    As filed with the Securities and Exchange Commission on January 11, 2001.

                                                      Registration No. 333-51924


================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933




  [X] Pre-Effective Amendment No. 1         [  ] Post-Effective Amendment No. __
                        (Check appropriate box or boxes)


================================================================================

Exact Name of Registrant as Specified in Charter:

                             NATIONWIDE MUTUAL FUNDS

Area Code and Telephone Number:  (484) 530-1300

Address of Principal Executive Offices (Number, Street, City, State, Zip Code):


                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215



Name and Address of
Agent for Service:                      With copies to:


Elizabeth A. Davin, Esq.                Eric E. Miller, Esq.                        Charles M. Weber, Esq.
Nationwide Mutual Funds                 Stradley Ronon Stevens & Young LLP          Quarles & Brady LLP
One Nationwide Plaza 1-35-10            2600 One Commerce Square                    411 East Wisconsin Avenue
Columbus, Ohio 43215                    Philadelphia, Pennsylvania 19103            Milwaukee, Wisconsin 53202


         Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.


         Title of Securities Being Registered: Shares of beneficial interest, without par value, in the Nationwide Value Opportunities Fund, a series of the Registrant.


================================================================================

         The Registrant has previously registered an indefinite number of its shares of beneficial interest, without par value, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is due in reliance on Section 24(f).

================================================================================


         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                       [PRINCIPAL PRESERVATION LETTERHEAD]


                                                 January 18, 2001


Dear Select Value Portfolio Shareholder:

         I am writing to you about a matter of primary importance to all of our Select Value Portfolio shareholders. We at Principal Preservation Portfolios, Inc. ("Principal Preservation") have appreciated the confidence you have placed in us and your support of the Select Value Portfolio. However, we believe that your interests would be better served if the Select Value Portfolio would combine with and become a part of the Nationwide Value Opportunities Fund (the "Value Opportunities Fund") in a transaction structured as a tax-free reorganization. The Value Opportunities Fund is a series of Nationwide Mutual Funds, a large mutual fund family. The investment objective and strategies of the Value Opportunities Fund are similar to those of the Select Value Portfolio, and the Value Opportunities Fund's sub-adviser, NorthPointe Capital, LLC ("NorthPointe"), has been interim investment adviser for the Select Value Portfolio since September 29, 2000. The Value Opportunities Fund also offers both Class A and Class B shares like the Select Value Portfolio, and the two funds have similar fee structures. The proposed transaction would make it possible for you to enjoy the potential benefits that can arise from owning shares in a larger combined fund, including a lower operating expense ratio, and being part of a major fund complex with extensive distribution capabilities. At the same time, you can continue to receive the advisory services of experienced portfolio managers with a small cap value investment philosophy.


         The enclosed Proxy Statement/Prospectus describes and seeks your approval of two separate proposals. The first proposal seeks your approval of an Agreement and Plan of Reorganization (the "Plan") involving the Select Value Portfolio and the Value Opportunities Fund, and explains the similarities and differences between the two funds. As a result of the transactions proposed in the Plan (the "Reorganization"), substantially all of the assets of the Select Value Portfolio would be transferred to the Value Opportunities Fund, and you would receive shares of the Value Opportunities Fund in exchange for your Select Value Portfolio shares. The Value Opportunities Fund shares you receive would be the same class as the class of shares you own in the Select Value Portfolio immediately prior to the time the Reorganization is completed. Immediately following the transfer, we expect that the dollar value of your account will be the same as it was immediately before the transfer. No sales charge would be imposed on this exchange, and it is expected that you will not recognize any gain or loss for federal income tax purposes on the exchange. The Board of Directors of Principal Preservation has unanimously approved the transaction for the reasons described in the Proxy Statement/Prospectus.



         Primarily as a precautionary measure, the second proposal seeks your approval of a new investment advisory agreement ("New Advisory Agreement") between Principal Preservation, on behalf of the Select Value Portfolio, and NorthPointe. The current interim investment advisory agreement with NorthPointe will expire on February 26, 2001. If the Plan is not approved by the shareholders or if the Plan is approved but the Reorganization is not completed by such date, the New Advisory Agreement will be necessary to continue NorthPointe's investment management of the Select Value Portfolio. The New Advisory Agreement will not be implemented if the Plan is approved and the Reorganization completed by February 26, 2001. Even if implemented, the New Advisory Agreement will, unless otherwise terminated, expire on October 31, 2001 or on the closing date of the Reorganization, whichever occurs sooner. By October 31, 2001, alternatives for the Select Value Portfolio will have been considered, including a reorganization with another fund, a liquidation of the Portfolio or the engagement of another advisor.

         It is important that you consider and vote on both proposals to permit continuous investment management services for the Select Value Portfolio by NorthPointe.

         This package contains information about the proposals and includes all the material you will need to vote by mail. The current prospectus for the Value Opportunities Fund is enclosed for your convenience.

         The Board of Directors of Principal Preservation has unanimously approved the transaction and recommends that you vote "FOR" the Plan and "FOR" the New Advisory Agreement. The Board believes that the Plan and, if necessary, the New Advisory Agreement are in your best interests as a shareholder of the Select Value Portfolio. Your vote is essential to approve the proposals.


         Attached are answers to questions we anticipate some of you may have. Please read the enclosed Proxy Statement/Prospectus carefully and cast your votes by completing and returning the enclosed proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-800-826-4600 (option 2). We will be glad to help you.


         Thank you for your consideration and continued support.

                                                Sincerely,



                                                Robert J. Tuszynski
                                                President

                        IMPORTANT INFORMATION TO HELP YOU
                      UNDERSTAND AND VOTE ON THE PROPOSALS


         Although you should read the full text of the enclosed Proxy Statement/Prospectus, we hope this brief overview will explain why the Principal Preservation Board of Directors believes you should vote FOR (1) an Agreement and Plan of Reorganization (the "Plan") involving the transfer of substantially all of the assets of the Select Value Portfolio to the Nationwide Value Opportunities Fund (the "Value Opportunities Fund"), a series of Nationwide Mutual Funds ("Nationwide"), and the exchange of your shares in the Select Value Portfolio for shares of the Value Opportunities Fund in a reorganization expected to be tax-free (the "Reorganization"), and FOR (2) a new Investment Advisory Agreement (the "New Advisory Agreement") with NorthPointe Capital, LLC ("NorthPointe") which would only be implemented to permit continued investment management of the Select Value Portfolio if the Plan is not approved, or the Reorganization is not completed by February 26, 2001.


WHY HAS YOUR BOARD OF DIRECTORS DECIDED TO RECOMMEND THE PLAN?


         The Plan and Reorganization were unanimously approved by the Board of Directors of Principal Preservation primarily because it would enable the shareholders of the Select Value Portfolio to own shares of a larger combined fund with similar investment objectives, strategies, sales load and fee structures, and the same portfolio managers, and to become part of a larger fund family and broader distribution network. The Reorganization is also intended to be tax-free to the Select Value Portfolio share holders. The Board considered alternatives to the Reorganization, including merging the Select Value Portfolio with another fund or attracting another experienced investment advisory firm to manage the Select Value Portfolio on a more permanent basis than envisioned by the current interim arrangement with NorthPointe, but concluded that such alternatives may be difficult to implement and may not be as beneficial as the Reorganization to the Select Value Portfolio shareholders.


WHAT ARE THE ANTICIPATED ADVANTAGES OF THE REORGANIZATION TO SHAREHOLDERS?

         The Reorganization will allow the shareholders to own shares of a fund whose assets are managed by the same advisory firm (NorthPointe) and portfolio managers as the Select Value Portfolio, but on a longer-term basis. The Board believes that NorthPointe has sufficient depth of experience, resources and personnel to manage the combined assets of the two Funds. Moreover, the Value Opportunities Fund currently invests primarily in small cap stocks on a value basis, as does the Select Value Portfolio. As a result, the Board believes that shareholders wanting to continue an investment in a fund like the Select Value Portfolio should find the Value Opportunities Fund to be a suitable alternative. The larger combined fund also offers the potential for lower annual operating expenses and other economies of scale, and the distribution network supporting the sale of the Nationwide funds should foster further asset growth. The

         Value Opportunities Fund is also part of Nationwide's extensive family of funds, which provides shareholders with a vast array of investment options and services.

DO THE VALUE OPPORTUNITIES FUND'S INVESTMENT OBJECTIVES AND POLICIES RESEMBLE THOSE OF THE SELECT VALUE PORTFOLIO?


         Yes. Both the Value Opportunities Fund and the Select Value Portfolio (collectively, the "Funds") seek capital appreciation by investing on a "value" basis primarily in equity securities of companies with smaller market capitalizations. However, the Value Opportunities Fund may tend to invest in stocks of larger companies than does the Select Value Portfolio, and may invest to a greater degree than the Select Value Portfolio in stocks of foreign companies, special situation companies and turnarounds, and in other securities.


HOW DO THE EXPENSE STRUCTURES OF THE TWO FUNDS COMPARE?


         Both Funds offer Class A shares (with a front-end sales load and lower annual operating expenses) and Class B shares (with a contingent deferred sales charge imposed on redemptions and higher annual operating expenses). The sales load structures for the Class A shares and Class B shares are somewhat different for the two Funds. The maximum sales load on purchases of Class A shares of the Select Value Portfolio is 5.25% of the offering price, which declines to 5.00% for purchases of $25,000 to $50,000, 4.75% for purchases of $50,000 to $100,000, and so on. There is no sales load on purchases of $1,000,000 or more. In contrast, the maximum sales load on purchases of Class A shares of the Value Opportunities Fund is 5.75%, which declines to 4.50% for purchases of $50,000 to $100,000, and so on, down to 0.25% for purchases of $25,000,000 or more.



         A contingent deferred sales charge ranging from 5% to 1% is charged if Class B shares of the Select Value Portfolio or the Value Opportunities Fund are redeemed within six years of purchase. The Funds' CDSC schedules are very similar. However, the contingent deferred sales charge for redemptions of Class B shares of the Select Value Portfolio that have been held for more than two, but less than three, years is 4%, while only 3% for the Value Opportunities Fund, and the Class B shares of the Select Value Portfolio convert into Class A shares automatically after eight years following purchase, while the Class B shares of the Value Opportunities Fund convert into Class A shares automatically after seven years.



         The management fees of the two Funds also differ. The management fee paid by the Select Value Portfolio is at the annual rate of 0.75% of the first $250 million of its average daily net assets, and 0.65% thereafter. The management fee paid by the Value Opportunities Fund is at the annual rate of 0.70% of the first $250 million of its average daily net assets, 0.675% of the next $750 million, 0.65% of the next $1 billion, 0.625% of the next $3 billion and 0.60% thereafter. As a result, until the

         Fund reaches $250 million, the management fees for the Value Opportunities Fund are lower (by 0.05%) than the management fees for the Select Value Portfolio; between $250 million and $1 billion, they are higher (by 0.25%); and at all asset levels above $1 billion, they are equal or lower.


         NO SALES CHARGE WILL BE IMPOSED ON THE VALUE OPPORTUNITIES FUND SHARES YOU RECEIVE, AND NO REDEMPTION CHARGE WILL BE IMPOSED ON THE SELECT VALUE PORTFOLIO SHARES YOU EXCHANGE, IN THE REORGANIZATION.


         The annual operating expenses of the Select Value Portfolio (as a percentage of average daily net assets) for the year ended October 31, 2000, net of contractual fee waivers and expense reimbursements, were 1.40% for Class A shares and 2.15% for Class B shares, and without fee waivers and expense reimbursements were 2.18 % for Class A shares and 2.93% for Class B shares. Ziegler and NorthPointe have contractually committed to continue these waivers and reimbursements through February 26, 2001 (unless the Reorganization is completed before that date), and if the Reorganization is completed or abandoned after February 26, 2001 these waivers and reimbursements will continue until that later date. The annualized operating expenses of the Value Opportunities Fund for the period ending October 31, 2000, net of contractual fee waivers and expense reimbursements, were 1.35% for Class A shares and 1.95% for Class B shares, and without waivers and reimbursements were 6.59% for Class A shares and 7.70% for Class B shares. Villanova Mutual Fund Capital Trust, the adviser to the Value Opportunities Fund, has contractually agreed to continue these waivers and reimbursements through February 28, 2002.


WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE REORGANIZATION?

         The Board of Directors of Principal Preservation expects to obtain a legal opinion from its counsel that, subject to certain conditions, the transaction will be tax-free for federal income tax purposes to shareholders of the Select Value Portfolio and to each of the Funds.

         However, you will recognize a capital gain (or loss) if you sell your Select Value Portfolio shares before the Reorganization or if you sell or exchange the Value Opportunities Fund shares you receive in the Reorganization.

WHAT WILL BE THE SIZE OF THE VALUE OPPORTUNITIES FUND AFTER THE REORGANIZATION AND WHAT IMPACT IS THAT EXPECTED TO HAVE ON THE SHAREHOLDERS OF THE SELECT VALUE PORTFOLIO?


         As of December 31, 2000, the net assets of the Select Value Portfolio and the Value Opportunities Fund were approximately $9.9 million and $10.0 million, respectively.
          The net assets of the Value Opportunities Fund include approximately $5.5 million in assets allocable to its Institutional Service Class shares; the net assets of the Value Opportunities Fund allocable to its Class A and Class B shares were approximately $4.5 million. If the Reorganization had occurred on December 31, 2000, the net assets of the combined Value Opportunities Fund after the Reorganization would have been approximately $19.9 million (or $14.4 million considering only the assets allocable Class A and Class B shares). As a result, current shareholders of the Select Value Portfolio may derive benefits such as relatively lower risk and costs that typically are associated with a larger fund with a more diversified portfolio.



HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF THE VALUE OPPORTUNITIES FUND THAT I WILL RECEIVE IN THE REORGANIZATION?



         As of the opening of trading on the closing date of the Reorganization, Select Value Portfolio shareholders will receive the number of full and fractional shares of the Value Opportunities Fund that is equal in dollar value to the aggregate net asset value of their shares of the Select Value Portfolio on that date. The closing date is expected to be on or about February 23, 2001.


IF I PRESENTLY HOLD CLASS A OR CLASS B SHARES OF THE SELECT VALUE PORTFOLIO, WHAT CLASS OF SHARES WILL I RECEIVE IN THE REORGANIZATION?

         Like the Select Value Portfolio, the Value Opportunities Fund presently issues its shares in two separate classes, one class (Class A) which bears a front-end sales charge and a second class (Class B) which carries a contingent deferred sales charge. Your shares of the Select Value Portfolio will be exchanged for shares of the same class of the Value Opportunities Fund.

WILL I HAVE TO TAKE ANY STEPS TO RECEIVE SHARES OF THE VALUE OPPORTUNITIES FUND IN THE REORGANIZATION?

         If the Reorganization is approved by shareholders of the Select Value Portfolio at the meeting and subsequently is completed, you will automatically receive the number of shares of the Value Opportunities Fund which you are entitled to receive in exchange for your shares of the Select Value Portfolio. You will not be required to take any steps to receive these shares. If you hold certificates representing shares of the Select Value Portfolio, you will have to turn in those certificates, and you will not receive any certificates for the Value Opportunities Fund. Instead, your shares will be held in non-certificated form and you will receive a confirmation of the number of shares of the Value Opportunities Fund issued to you.

WILL I BE ABLE TO MAKE ADDITIONAL INVESTMENTS IN THE VALUE OPPORTUNITIES FUND AFTER THE REORGANIZATION?

         You will be free to make additional investments in the Value Opportunities Fund and other Nationwide funds after the Reorganization, on the terms generally applicable to purchases of such shares by current Value Opportunities Fund shareholders.

WHY ARE YOU BEING ASKED TO APPROVE THE NEW ADVISORY AGREEMENT?


         You are being asked to approve the New Advisory Agreement with NorthPointe in case the Plan is not approved by the Select Value Portfolio shareholders, or the Reorganization is not completed by February 26, 2001. On that date, the current Interim Investment Advisory Agreement (the "Interim Agreement") with NorthPointe will expire as required by Rule 15a-4 under the Investment Company Act of 1940, as amended. Rule 15a-4 enabled Principal Preservation on behalf of the Select Value Portfolio to enter into the Interim Agreement with NorthPointe on September 29, 2000 without shareholder approval when the previous advisory agreement with B.C. Ziegler and Company ("Ziegler") was terminated. However, Rule 15a-4 only permits advisory agreements that have not been approved by shareholders to be in effect for 150 days. The New Advisory Agreement will not be implemented if the Reorganization is completed by February 26, 2001. Approval of the New Advisory Agreement is essentially a precautionary measure to permit NorthPointe to continue to manage the Select Value Portfolio. Approval of the New Advisory Agreement would also be considered a ratification of any management fees to which NorthPointe may be entitled under the Interim Agreement.


WHAT ARE THE TERMS OF THE NEW ADVISORY AGREEMENT?


         The New Advisory Agreement would only be implemented if the shareholders approve it and the Reorganization is not completed by February 26, 2001. The terms of the New Advisory Agreement are substantially similar to those of the Interim Agreement and the previous investment advisory agreement with Ziegler, except for certain provisions required by Rule 15a-4 and the fact that the New Advisory Agreement will only continue through the earlier of October 31, 2001 or the closing date of the Reorganization (unless otherwise terminated). If the New Advisory Agreement goes into effect on February 26, 2001 because the Plan has been rejected by shareholders, neither Ziegler nor NorthPointe intend to waive fees or reimburse expenses, which could result in a significant increase in the annual operating expenses of the Select Value Portfolio. However, Ziegler and NorthPointe have committed to waive fees or reimburse expenses if the Plan is approved by shareholders until the Reorganization is completed or abandoned.


WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED DATE OF THE SPECIAL SHAREHOLDER MEETING?

         Although we expect to have a quorum for the meeting, if a quorum is not obtained, the meeting will be adjourned to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that the meeting is not adjourned.

HOW MANY VOTES AM I ENTITLED TO CAST?

         You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Select Value Portfolio that you owned on the record date. The record date is January 5, 2001.

HOW DO I VOTE MY SHARES?


         Voting is easy. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. If you need any assistance or have any questions concerning the proposal or how to vote your shares, please call Principal Preservation at (800) 826-4600, option 2.


HOW DO I SIGN THE PROXY CARD?

Individual Accounts:     Shareholders should sign exactly as their names appear
                         on the account registration shown on the card.


Joint Accounts:          Both owners must sign exactly as their names appear in
                         the registration.


All Other Accounts:      The person signing must indicate his or her capacity.
                         For example, a trustee for a trust or other entity should sign, "Jane F. Doe, Trustee."

  This material may be used only when preceded or accompanied by a prospectus.
               B.C. Ziegler and Company, distributor. Member SIPC.

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             SELECT VALUE PORTFOLIO

                              215 North Main Street
                           West Bend, Wisconsin 53095
                                 (800) 826-4600

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                              ON FEBRUARY 21, 2001


To the Shareholders of the Select Value Portfolio:


         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Select Value Portfolio (the "Select Value Portfolio"), a mutual fund portfolio of Principal Preservation Portfolios, Inc. ("Principal Preservation"), will be held on Wednesday, February 21, 2001, at 2:00 p.m., Central Time, at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin. The purpose of the Meeting is to consider and act upon the following proposals:


         1. To approve an Agreement and Plan of Reorganization (the "Plan") between Principal Preservation on behalf of the Select Value Portfolio, and Nationwide Mutual Funds, on behalf of the Nationwide Value Opportunities Fund (the "Value Opportunities Fund"), and the consummation of the transactions contemplated therein. Pursuant to the Plan, the Value Opportunities Fund would acquire substantially all of the assets, net of the liabilities, of the Select Value Portfolio, and, in exchange, would issue to the Select Value Portfolio Class A and B shares of the Value Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of the Select Value Portfolio assets so acquired. Upon this transfer, the Select Value Portfolio would dissolve and distribute the shares of the Value Opportunities Fund pro rata to its shareholders. The Select Value Portfolio shareholders would thereby become shareholders of the Value Opportunities Fund and own the same class of shares they held in the Select Value Portfolio.


         2. To approve a new investment advisory agreement (the "New Advisory Agreement") between Principal Preservation, on behalf of the Select Value Portfolio, and NorthPointe Capital, LLC, the current investment adviser to the Select Value Portfolio, which would be implemented only if Proposal 1 is not approved, or if the transactions contemplated by the Plan are not completed by February 26, 2001.


         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors of Principal Preservation has fixed the close of business on January 5, 2001, as the record date for the determination of shareholders of the Select Value Portfolio entitled to notice of, and to vote at, the Meeting and any adjournments thereof.


                                  By Order of the Board of Directors



                                  ----------------------------------------------
                                  Kathleen Cain, Secretary


January 18, 2001


        YOUR VOTE IS IMPORTANT -- PLEASE RETURN YOUR PROXY CARD PROMPTLY

SHAREHOLDERS ARE URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                        SELECT VALUE PORTFOLIO (A SERIES
                   OF PRINCIPAL PRESERVATION PORTFOLIOS, INC.)

                       NATIONWIDE VALUE OPPORTUNITIES FUND
                      (A SERIES OF NATIONWIDE MUTUAL FUNDS)
                -------------------------------------------------

                           PROXY STATEMENT/PROSPECTUS


                                JANUARY 18, 2001


                -------------------------------------------------



         This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Principal Preservation Portfolios, Inc. ("Principal Preservation") for use at a Special Meeting of Shareholders of the Select Value Portfolio, a series of Principal Preservation, to be held at 2:00 p.m., Central Time, on Wednesday, February 21, 2001, at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin (the "Meeting").



         The primary purpose of the Meeting is to consider and vote on the Agreement and Plan of Reorganization (the "Plan") involving the Select Value Portfolio and the Nationwide Value Opportunities Fund (the "Value Opportunities Fund"), a series of Nationwide Mutual Funds ("Nationwide"). A copy of the Plan is attached hereto as Appendix A.


         Pursuant to the Plan, substantially all of the assets of the Select Value Portfolio net of its liabilities would be transferred to and acquired by the Value Opportunities Fund in exchange solely for shares of beneficial interest in the Value Opportunities Fund. Shares of the Value Opportunities Fund received by the Select Value Portfolio in the transaction would then be distributed pro rata to shareholders of the Select Value Portfolio, and the Select Value Portfolio would be dissolved and discontinued as a separate mutual fund portfolio of Principal Preservation. It is expected that the dollar value of each Select Value Portfolio shareholder's account in the Value Opportunities Fund immediately after these proposed transactions (the "Reorganization") would be the same as the dollar value of such shareholder's account in the Select Value Portfolio immediately prior to the Reorganization. Holders of Class A shares of the Select Value Portfolio will receive Class A shares of the Value Opportunities Fund, and holders of Class B shares of the Select Value Portfolio will receive Class B shares of the Value Opportunities Fund. The Reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Select Value Portfolio will not recognize any gain or loss through the exchange of shares in the Reorganization. No sales charge or commission will be imposed upon the Value Opportunities Fund shares issued, or the Select Value Portfolio shares surrendered, in the Reorganization.


         Primarily as a precautionary measure, you are also being asked to consider and vote on a new Investment Advisory Agreement (the "New Advisory Agreement") for the Select Value Portfolio with NorthPointe Capital, LLC ("NorthPointe") as investment adviser. A copy of the New Advisory Agreement is attached hereto as Appendix B. Approval of this proposal is necessary because the current Interim Investment Advisory Agreement (the "Interim Agreement") with NorthPointe will expire on February 26, 2001, and if the Reorganization is not completed by that date, the Select Value Portfolio would be left without an investment adviser. Shareholder approval of the New Advisory

Agreement will also be treated as a ratification of any management fees to which NorthPointe may be entitled under the Interim Agreement. The terms and conditions of the New Advisory Agreement are substantially similar (and the rate of the management fees payable thereunder are identical) to those of the Interim Agreement and of the previous investment advisory agreement with B.C. Ziegler and Company ("Ziegler"), except that the New Advisory Agreement will only continue through the earlier of October 31, 2001 or the closing date of the Reorganization (unless otherwise terminated). Currently, Ziegler and NorthPointe waive fees and reimburse expenses under the Interim Agreement, but neither Ziegler nor NorthPointe intend to waive fees or reimburse expenses if the New Advisory Agreement goes into effect because the Plan is not approved by shareholders. However, Ziegler and NorthPointe have committed to continue their fee waivers and expense reimbursements if the New Advisory Agreement goes into effect because, even though shareholders approve the Plan, the Reorganization is not completed by February 26, 2001.

         The Value Opportunities Fund is a series of Nationwide, an open-end, series management investment company. The investment objective of the Value Opportunities Fund is long-term capital appreciation through investment in common stocks or their equivalents. The Value Opportunities Fund invests primarily in stocks of U.S. and foreign companies that it considers to be undervalued. Under normal conditions, the Value Opportunities Fund will invest at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index, known as small cap companies. The investment objective and principal strategies of the Value Opportunities Fund are similar to those of the Select Value Portfolio, although there are some differences. (The Value Opportunities Fund and the Select Value Portfolio are collectively referred to herein as the "Funds.")

         The principal executive office of Nationwide and the Value Opportunities Fund is located at Three Nationwide Plaza, Columbus, Ohio 43215, telephone: (800) 848-0920. The principal executive office of Principal Preservation and the Select Value Portfolio is at 215 North Main Street, West Bend, Wisconsin 53095, telephone: (800) 826-4600.

         This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Select Value Portfolio should know before voting on the Plan and the Reorganization (Proposal 1) and the New Advisory Agreement (Proposal 2). It also constitutes an offering of shares of the Value Opportunities Fund. Please read this Proxy Statement/Prospectus carefully and retain it for future reference.


         Proxy materials are expected to be mailed to shareholders of the Select Value Portfolio on or about January 18, 2001.


         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE VALUE OPPORTUNITIES FUND SHARES TO BE ISSUED IN THE REORGANIZATION OR DETERMINED IF THIS PROXY STATEMENT/ PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIME.

         A Statement of Additional Information of the Value Opportunities Fund, dated January 18, 2001, relating to this Proxy Statement/Prospectus (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to Nationwide Advisory Services, Inc. at P.O. Box 1492, Columbus, Ohio 43216-1492, or by calling (800) 848-0920.

         In addition, the Prospectus of the Value Opportunities Fund, dated January 3, 2000 (as amended February 9, 2000, and as supplemented) (the "Value Opportunities Fund Prospectus"), the Statement of Additional Information of the Value Opportunities Fund, dated January 3, 2000 (as amended September 29, 2000) (the "Value Opportunities Fund SAI"), and the Annual Report of the Value Opportunities Fund for the period ended October 31, 2000 (the "Value Opportunities Fund Annual Report") have been filed with the Commission and are incorporated by reference herein. The Value Opportunities Fund Prospectus accompanies this Proxy Statement/Prospectus, and the Value Opportunities SAI and the Value Opportunities Fund Annual Report may be obtained without charge by writing to or calling Nationwide Advisory Services, Inc. at the above address or telephone number.



         The Prospectus and Statement of Additional Information of the Select Value Portfolio, each dated May 1, 2000 (as supplemented) (the "Select Value Portfolio Prospectus" and the "Select Value Portfolio SAI," respectively), and the Annual Report of the Select Value Portfolio for the year ended October 31, 2000 (the "Select Value Portfolio Annual Report") have been filed with the Commission, are incorporated by reference herein and may be obtained without charge by writing to Principal Preservation at 215 North Main Street, West Bend, Wisconsin 53095 or calling (800) 826-4600.

                                TABLE OF CONTENTS



                                                                                     PAGE
                                                                                     ----
AVAILABLE INFORMATION................................................................6


INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS....................................7

SYNOPSIS.............................................................................9
         Introduction................................................................9
         Proposal 1:  The Plan......................................................10
         Reasons for the Proposed Reorganization....................................11
         Federal Tax Consequences...................................................13
         Comparison of Value Opportunities Fund and Select Value Portfolio..........14
         Proposal 2:  The New Advisory Agreement....................................30

RISK FACTORS........................................................................32
         Stock Market Risk..........................................................32
         Stock Selection Risk.......................................................32
         Small Cap Risk.............................................................32
         Risks Related to Investing for Value.......................................33
         Foreign Risk...............................................................33
         Illiquid Securities........................................................34
         Borrowing..................................................................34
         Real Estate Securities.....................................................34
         Special Situation Companies................................................35
         Fixed Income Securities....................................................35
         Changes to Investment Objective............................................35
         Portfolio Turnover.........................................................36
         Performance Information....................................................36

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES........................36
         Investment Objectives......................................................36
         Principal Strategies.......................................................36
         Other Policies.............................................................37

PERFORMANCE OF THE VALUE OPPORTUNITIES FUND.........................................40
         Management's Discussion of Fund Performance................................40
         Average Annual (Compound) Total Return.....................................41
         Fund Performance...........................................................41

PROPOSAL 1:  APPROVAL OF THE PLAN AND REORGANIZATION................................42
         Description of the Plan....................................................42

         Other Terms................................................................44
         Related Party Transactions.................................................45
         Section 7(a) Matters.......................................................46
         Background to Reorganization...............................................47
         Reasons for the Proposed Reorganization....................................48
         Federal Tax Considerations.................................................50

PROPOSAL 2: APPROVAL OF A NEW ADVISORY AGREEMENT WITH
         NORTHPOINTE................................................................52
         Reasons and Background.....................................................52
         Description of Interim Agreement...........................................52
         Terms of New Advisory Agreement and Comparison with Interim
                  Agreement and Previous Agreement..................................53
         Information Regarding NorthPointe..........................................55
         Payments to Ziegler........................................................56
         Board Considerations.......................................................56

DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS...................57
         Value Opportunities Fund...................................................57
         Select Value Portfolio.....................................................58

CAPITALIZATION......................................................................59

OWNERSHIP OF FUND SHARES............................................................60
         Value Opportunities Fund...................................................60
         Select Value Portfolio.....................................................60

MISCELLANEOUS.......................................................................61
         Auditors...................................................................61
         Interests of Experts and Counsel...........................................61
         Other Matters..............................................................61

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION..................................A-1

APPENDIX B - NEW INVESTMENT ADVISORY AGREEMENT.....................................B-1

                              AVAILABLE INFORMATION

         Nationwide has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") with respect to the shares of the Value Opportunities Fund offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the principal offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at the Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York 10048; and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at any such address. For further information, reference is made to the Registration Statement and to the exhibits thereto.

         In addition to the above, the Value Opportunities Fund and the Select Value Portfolio are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy materials, reports and other information about the Value Opportunities Fund and the Select Value Portfolio which are of public record also can be inspected and copied at public reference facilities maintained by the Commission at the above addresses. Copies of these materials can be inspected and copied at the Commission's principal and regional offices described above and can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549. The Commission also maintains a Web site at http:\\www.sec.gov that will contain certain other publicly available documents about Nationwide, the Value Opportunities Fund, Principal Preservation and the Select Value Portfolio.

         No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Nationwide and Principal Preservation. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make such offer in such state or jurisdiction.

                INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS


         This Proxy Statement/Prospectus is being furnished to the shareholders of the Select Value Portfolio in connection with the solicitation of proxies by the Board of Directors of Principal Preservation to be used at a Special Meeting of Shareholders of the Select Value Portfolio to be held on Wednesday, February 21, 2001, at 2:00 p.m., Central Time, at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin. The primary purpose (Proposal 1) of the Meeting is to consider and vote on the Plan and the Reorganization contemplated thereby, pursuant to which the Value Opportunities Fund would acquire substantially all of the assets of the Select Value Portfolio, net of its liabilities, in exchange for shares of beneficial interest of the Value Opportunities Fund, which shares would be distributed, pro rata, on a class-for-class basis, to the shareholders of the Select Value Portfolio. The Select Value Portfolio would then be dissolved.



         The secondary purpose (Proposal 2) of the Meeting is to consider and vote on a New Advisory Agreement between Principal Preservation, on behalf of Select Value Portfolio and NorthPointe. The purpose of the New Advisory Agreement is to ensure the continuous daily management of the Select Value Portfolio by NorthPointe after February 26, 2001 if the Plan is not approved, or the Reorganization is not completed by February 26, 2001. Such approval will also be treated as a ratification of the payment of any management fees to which NorthPointe may be entitled under the Interim Agreement. The Interim Agreement under which NorthPointe is currently providing investment advisory services to the Select Value Portfolio will expire at the close of business on February 26, 2001, the last day of its 150-day term. If the proposed Reorganization has not been completed by that date, the Select Value Portfolio would no longer have the services of an investment adviser, currently NorthPointe, unless the New Advisory Agreement is approved.


         Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of Principal Preservation or by officers and employees of Ziegler, the distributor for the Select Value Portfolio. Upon request, the Select Value Portfolio will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record. It is estimated that the total expenses to be incurred by the Select Value Portfolio in connection with the Reorganization will be approximately $50,000. However, Ziegler has agreed to pay all such expenses.


         Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Plan and "FOR" approval of the New Advisory Agreement. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of Principal Preservation or by executing and delivering a later dated proxy to Principal Preservation or by attending the Meeting in person to vote the shares of the Select Value Portfolio held by such shareholder.


         The Principal Preservation Board of Directors has determined that the shares of the Select Value Portfolio are to be voted as a separate series on the proposals to approve the Plan and the New Advisory Agreement, and that holders of shares of the other series of Principal Preservation are not entitled to vote on either of the proposals.

         The presence at the Meeting, in person or by proxy, of shareholders representing one-third of all Select Value Portfolio shares outstanding (both Class A and Class B combined) and entitled to vote on the proposals constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

         Approval of the Plan and the Reorganization contemplated thereby and of the New Advisory Agreement will each require the affirmative vote of "a majority of the outstanding voting securities" of the Select Value Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a "majority of the outstanding voting securities" means the lesser of
(1) 67% or more of the Select Value Portfolio's shares (both Class A and Class B combined) present at the Meeting, if shareholders who are the owners of more than 50% of the Select Value Portfolio's outstanding shares (both Class A and Class B combined) are present in person or by proxy, or (2) more than 50% of the Select Value Portfolio's outstanding shares (both Class A and Class B combined). Accordingly, abstentions and broker non-votes will have the same effect as votes cast against approval of the Plan and of the New Advisory Agreement.

         In the event that sufficient votes in favor of one or more of the proposals are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting regarding any one or more of the proposals to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

         Shareholders of record of the Select Value Portfolio at the close of business on January 5, 2001 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each such shareholder will be entitled to one vote for each share (and a fractional vote for each fractional share) held by such shareholder on each matter presented at the Meeting. As of the Record Date, there were a total of 728,842.086 Class A and B shares of the Select Value Portfolio outstanding.

         Under Maryland law, shareholders of the Select Value Portfolio will not be entitled to any appraisal or similar rights in connection with the Reorganization contemplated by the Plan. However, shareholders may redeem their shares of the Select Value Portfolio at net asset value prior to the closing of the proposed Reorganization in the manner specified in the Select Value Portfolio Prospectus.


                                    SYNOPSIS

         The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including a copy of the Plan and of the New Advisory Agreement attached hereto as Appendices A and B, respectively), as well as the Value Opportunities Fund Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference herein. The Value Opportunities Fund Prospectus describes the investment objective and principal strategies of the Value Opportunities Fund and provides information about the shareholder fees and operating expenses of, management and other services provided to, and purchases and redemptions of shares of, the Fund. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, the Plan, the New Advisory Agreement and the Value Opportunities Fund Prospectus.

INTRODUCTION

         Shareholders of the Select Value Portfolio will be asked at the Meeting to approve the Plan and the Reorganization contemplated thereby and as described herein. If approved, the Reorganization is expected to be completed as of the opening of business on or about February 23, 2001 or such other date as the parties may determine, assuming that all conditions to closing have been satisfied.

         Shareholders of the Select Value Portfolio will also be asked at the Meeting to approve the New Advisory Agreement with NorthPointe. If approved, the New Advisory Agreement would only become effective if the Reorganization is not approved and completed by February 26, 2001, which is the expiration date of the Interim Agreement.

         The Value Opportunities Fund is one of numerous series of Nationwide, a registered open-end management investment company organized as an Ohio business trust. Villanova Mutual Fund Capital Trust ("VMF") is the investment adviser for the Value Opportunities Fund. NorthPointe is the sub-adviser for the Value Opportunities Fund. Both VMF and NorthPointe are majority-owned subsidiaries of Villanova Capital, Inc. ("Villanova"), 1200 River Road, Conshohocken, Pennsylvania 19428. Villanova is controlled by Nationwide Financial Services, Inc., ("NFS"). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide

Corporation is held by Nationwide Mutual Insurance Company (95.24%) and Nationwide Mutual Fire Insurance Company (4.76%), each of which is a mutual company owned by its policyholders. All of the Nationwide entities are located at One Nationwide Place, Columbus, Ohio 43215. Nationwide Advisory Services, Inc. ("NAS") is the distributor for the Value Opportunities Fund, Villanova SA Capital Trust ("VSA") is its administrator, and Nationwide Investors Services, Inc. ("NISI") is its transfer and dividend disbursing agent. VSA and NISI are subsidiaries of Villanova. NAS is an indirect subsidiary of NFS.

         The Select Value Portfolio is one of nine series of Principal Preservation, a registered open-end management investment company organized as a Maryland corporation. NorthPointe is the interim investment adviser for the Select Value Portfolio pursuant to the Interim Agreement that expires on February 26, 2001. Until September 29, 2000, Ziegler was the investment adviser for the Portfolio. Ziegler is the distributor, administrator and accounting/pricing agent for the Select Value Portfolio, and PFPC Global Fund Services is its transfer and dividend disbursing agent.

PROPOSAL 1:  THE PLAN

         The Plan describes the essential terms of the proposed Reorganization and is set forth in full as Appendix A to this Proxy Statement/Prospectus. Pursuant to the Plan, substantially all of the assets of the Select Value Portfolio net of its liabilities would be transferred to the Value Opportunities Fund in exchange solely for the issuance to the Select Value Portfolio of shares of beneficial interest of the Value Opportunities Fund. The Select Value Portfolio would then immediately make a pro rata distribution of such Value Opportunities Fund shares to the Select Value Portfolio shareholders. As a result of the Reorganization, each Select Value Portfolio shareholder will receive that number of full and fractional Value Opportunities Fund shares equal in value to such shareholder's pro rata interest in the net assets transferred to the Value Opportunities Fund as of the Valuation Date (as hereinafter defined). The class(es) of shares of the Value Opportunities Fund to be received by each shareholder will correspond to the class(es) of shares of the Select Value Portfolio held by that shareholder.

         Select Value Portfolio shareholders will not pay any sales load or sales commissions on the Value Opportunities Fund shares they receive in the Reorganization or on the Select Value Portfolio shares they surrender in the Reorganization. Additionally, it is a condition precedent to the closing of the Reorganization that Principal Preservation receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization so qualifies, shareholders of the Select Value Portfolio will not recognize any income, gain or loss for federal income tax purposes as a result of the exchange in the Reorganization of their shares in the Select Value Portfolio for shares of the Value Opportunities Fund. For further information about the tax consequences of the Reorganization, see "Additional Information About the Plan - Federal Tax Consequences" below.

         Contemporaneously with the closing and the distribution of Value Opportunities Fund shares to the Select Value Portfolio shareholders, the Select Value Portfolio will satisfy its liabilities (applying and liquidating assets retained in the Reorganization for such purpose), dissolve and be discontinued as a separate series of Principal Preservation. Accordingly, the shareholders of the Select Value Portfolio will become shareholders of the Value Opportunities Fund. It is expected that the value of each shareholder's account in the Value Opportunities Fund immediately after the Reorganization would be the same as the value of such shareholder's account in the Select Value Portfolio immediately prior to the Reorganization.

         Although each party to the Plan will bear its own out-of-pocket costs, Ziegler has agreed to pay all of the expenses incurred by the Select Value Portfolio. Additionally, NorthPointe and/or Villanova will pay the expenses of the Value Opportunities Fund.

         Completion of the Reorganization is subject to a number of conditions which are customary for transactions of this kind. One condition is the issuance of an order from the SEC that the Reorganization is exempt from Section 17(a) of the 1940 Act, which prohibits an affiliated person of a mutual fund, or any affiliated person of such person acting as principal, knowingly to sell any security or other property to the mutual fund or to purchase from the mutual fund any security or other property. The Select Value Portfolio and Value Opportunities Fund may be "affiliated" because they have a common investment adviser or subsidiaries (NorthPointe) and because VMF, an affiliate of NorthPointe, owns more than 5% of the Value Opportunities Fund. The SEC will generally issue an order exempting a transaction from Section 17(a) of the 1940 Act if evidence establishes that the terms of the proposed transaction are reasonable and fair and do not involve overreaching on the part of any person concerned; the proposed transaction is consistent with the policy of the mutual fund concerned, as recited in its registration statement and reports filed under the 1940 Act; and that the proposed transaction is consistent with the general purposes of the 1940 Act. An application has been filed requesting an SEC order exempting the Reorganization from Section 17(a) of the 1940 Act, and the parties believe that the order will be issued.

REASONS FOR THE PROPOSED REORGANIZATION

         Principal Preservation and Ziegler remain committed to serving the shareholders of each Principal Preservation mutual fund. Ziegler or its affiliate, Ziegler Asset Management, Inc., served as investment adviser to the Select Value Portfolio from its inception in 1994 through September 2000. However, during most of Select Value Portfolio's history, investment advisers other than Ziegler which were experienced in employing a small cap, value investment style have been retained to manage the Select Value Portfolio as sub-advisers. Skyline Asset Management, L.P. was initially engaged to be sub-adviser and served until its resignation in March 2000. Ziegler then assumed responsibility for the direct management of the Select Value Portfolio's assets until September 29, 2000 when the Board of Directors terminated the investment advisory agreement with Ziegler following the resignation of the portfolio manager of the Select Value Portfolio. At that time, the Board, at

Ziegler's recommendation, engaged NorthPointe as the new investment adviser for the Select Value Portfolio. NorthPointe was selected because it was the sub-adviser to the Value Opportunities Fund (a similarly managed fund) and had expertise in managing mutual funds and other assets with a small cap, value investment philosophy. On September 29, 2000, NorthPointe entered into the Interim Agreement with Principal Preservation for the management of the Select Value Portfolio. The Interim Agreement was approved by the Board of Directors of Principal Preservation, but pursuant to Rule 15a-4 under 1940 Act, did not require the approval by the Select Value Portfolio shareholders. Under Rule 15a-4, interim advisory agreements may continue for a maximum period of 150 days after the termination of the agreement they replace, which means the Interim Agreement will expire on February 26, 2001, unless earlier terminated.

         Ziegler first discussed the Reorganization with the Board of Directors of Principal Preservation during the summer of 2000 as being in the best, long-term interests of the Select Value Portfolio shareholders. The Reorganization would allow the Select Value Portfolio shareholders to remain in a substantially similar fund managed by NorthPointe. Without the Reorganization, a new investment adviser would eventually have to be identified and attracted to manage the Select Value Portfolio on a more permanent basis, and the Board and shareholders would have to meet to approve a new contract with that adviser, and no assurance can be given that a qualified adviser will be attracted to manage the Portfolio. Although NorthPointe has agreed to serve as investment adviser for the Select Value Portfolio after February 26, 2001 under the New Advisory Agreement if the Reorganization is not completed by that date, it has agreed to do so only until October 31, 2001, and neither it nor Ziegler intend to waive fees and/or reimburse expenses in order to maintain expense ratios at any particular level if the Plan is not approved by shareholders.


         The Board of Directors of Principal Preservation discussed and considered a possible transaction between the Select Value Portfolio and Value Opportunities Fund at meetings held on August 4 and September 27, 2000. The Board approved the Reorganization in principle on November 10, 2000 and formally approved the Plan on December 12, 2000, subject to Select Value Portfolio shareholder approval. At these meetings, the Board of Directors requested and reviewed information about Nationwide, the Value Opportunities Fund, VMF, NorthPointe and NAS, asked questions of and received answers from management of Nationwide, VMF and NorthPointe, made inquiries of Ziegler regarding the terms of the Reorganization and its anticipated benefits to the Select Value Portfolio shareholders, consulted with legal counsel, and considered alternatives, including the possibility of entering into a long-term shareholder-approved advisory agreement with NorthPointe or other qualified adviser or merging the Select Value Portfolio with another similar fund.

         In approving the Plan, the Board considered numerous factors, including: the experience, investment philosophy, performance, personnel resources and financial condition of VMF and NorthPointe, and the nature, quality, scope and cost of advisory services to be provided by VMF and NorthPointe; the distribution performance, resources and capabilities of NAS and its affiliates, and the benefits of economies of scale that may potentially be achieved through wider distribution of shares of the Value Opportunities Fund; the similarity between the two Funds in terms of their investment objectives, principal strategies and risks, portfolio management, fee and expense structures; the terms of the Plan, including the structure of the Reorganization as a tax-free transaction; the compensation to be paid to Ziegler in connection with and following the Reorganization; alternatives to the Reorganization and the consequences of those alternatives to the shareholders; and other factors deemed relevant by the Board.




         The Board believes the Reorganization offers the following benefits to the Select Value Portfolio shareholders: the experience of the NorthPointe portfolio managers who also manage the Value Opportunities Fund in small cap value-oriented investing; a continuation of the shareholders' investment in a small cap, value fund; the distribution resources and capabilities of NAS, its affiliates and their related sales force and dealer network which are anticipated to foster asset growth and promote greater efficiencies; potential lower annual fund operating expenses; potential increased portfolio diversification, greater buying power, lower transaction costs and other economies of scale associated with a larger combined fund; the fact that the Value Opportunities Fund offers both Class A and Class B shares, as does the Select Value Portfolio, and the contingent deferred sales charge schedule for the Class B shares of the Value Opportunities Fund is more favorable than that for the Class B shares of the Select Value Portfolio; Nationwide offers many different mutual fund series and exchange privileges are available for shareholders of the Value Opportunities Fund (including the former Select Value Portfolio shareholders) into most of these other series; and the broad range of other services available to Nationwide shareholders.


         For these and other reasons, the Board of Directors of Principal Preservation, including the directors who are not "interested persons" of Principal Preservation (as that term is defined in the 1940 Act), has concluded that the Reorganization is fair to, and in the best interests of, the shareholders of the Select Value Portfolio and that their economic interests will not be diluted as a result of the Reorganization. The Board of Trustees of Nationwide also approved the Reorganization and determined that the economic interests of the existing shareholders of the Value Opportunities Fund will not be diluted as a result of the Reorganization. The Nationwide Board believes the Reorganization, which will significantly increase the current size of the Value Opportunities Fund, presents the opportunity for economies of scale that in turn may lower annual fund operating expenses.

         THE BOARD OF DIRECTORS OF PRINCIPAL PRESERVATION UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE SELECT VALUE PORTFOLIO VOTE FOR APPROVAL OF THE PLAN AND THE RE ORGANIZATION.

FEDERAL TAX CONSEQUENCES

         A condition to completion of the Reorganization is the receipt of a legal opinion from Quarles & Brady LLP that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the

"Code"). Accordingly, no gain or loss will be recognized for federal income tax purposes by the shareholders of the Select Value Portfolio or by the Select Value Portfolio or the Value Opportunities Fund as a result of the Reorganization.

COMPARISON OF VALUE OPPORTUNITIES FUND AND SELECT VALUE PORTFOLIO

         Below is a brief comparison of the principal features of the Value Opportunities Fund and the Select Value Portfolio. For more detailed information about the Value Opportunities Fund, please refer to the Value Opportunities Fund Prospectus which accompanies this Proxy Statement/Prospectus. For more detailed information about the Select Value Portfolio, please refer to the Select Value Portfolio Prospectus which was previously delivered to you.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Summary

         The investment objective and principal strategies of the Value Opportunities Fund are similar to those of the Select Value Portfolio, although there are some differences. As set out below, the Value Opportunities Fund and the Select Value Portfolio each seek capital appreciation by investing primarily in stocks of smaller capitalization companies that are considered undervalued. However, the Value Opportunities Fund may tend to invest in stocks of larger companies than does the Select Value Portfolio. While the Value Opportunities Fund is required to invest in companies that are similar in size to those included in the Russell 2000 Index, it typically considers investing in companies with market capitalizations between $100 million and $13 billion. The Select Value Portfolio is not restricted to investments in companies of any particular size, it typically considers investing in companies with market capitalizations ranging from $100 million to $2.5 billion. At October 31, 2000, the average market capitalization of the companies whose equity securities are owned by the Value Opportunities Fund was about $1.9 billion, compared to $1.2 billion for the Select Value Portfolio.


         The Value Opportunities Fund may invest to a greater degree than the Select Value Portfolio in stocks of foreign companies, special situations companies and turnarounds, and in other securities such as convertible securities, preferred stocks, warrants and REITs. In addition, the Select Value Portfolio may tend to invest more of its assets than the Value Opportunities Fund in fixed-income securities and short-term instruments. See "Comparison of Investment Objectives and Principal Strategies" starting on page 36.


Value Opportunities Fund

         The investment objective of the Value Opportunities Fund is long-term capital appreciation through investment in common stocks or their equivalents. The Value Opportunities Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with market capitalizations similar to those of companies in the Russell 2000 Index, which are known as small cap companies. The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. NorthPointe, as the subadviser, believes that these companies have good earnings growth potential and that the market has undervalued them. The Value Opportunities Fund may also invest in unrecognized stocks and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery). The Value Opportunities Fund may also invest in larger capitalization companies, convertible securities, preferred stock, warrants and real estate investment trusts (REITs).


         In response to economic, political or unusual market conditions, the Value Opportunities Fund may invest up to 100% of its assets in cash or money market obligations.

Select Value Portfolio


         The Select Value Portfolio's investment objective is maximum capital appreciation by investing primarily in common stocks that its adviser considers undervalued relative to earnings, book value or potential earnings growth. Similar to the Value Opportunities Fund, the Select Value Portfolio seeks to achieve its objective by investing in smaller sized companies with market capitalizations of less than $2 billion, although the Portfolio is not restricted to investments in companies of any particular size and thus is not required to devote as much of its assets to small cap stocks as is the Value Opportunities Fund. Under normal market conditions, the Select Value Portfolio invests at least 65% of its total assets in common stocks of domestic issuers, and may invest up to 5% of its total assets directly in securities of foreign issuers not publicly held in the U.S. In addition, like the Value Opportunities Fund, the Select Value Portfolio uses a value-oriented style of investing, emphasizing companies with relatively low price/earning ratios, reasonable financial strength and strong cash flows. Those companies tend to be out of favor with investors. The Select Value Portfolio may invest up to 35% of its total assets in high-quality, fixed-income securities and short-term investments when the portfolio manager anticipates a severe downturn in the equity markets to protect against capital losses.

RISK FACTORS

         The primary risks of both the Value Opportunities Fund and the Select Value Portfolio include market risk, stock selection risk, particularly risks related to small cap stocks, and value investing risk. The investment practices of the Value Opportunities Fund described above may result in risks which are different from those currently associated with the investment practices of the Select Value Portfolio. See "Risk Factors" starting on page 32.

PERFORMANCE


         A comparison of the performance of the Select Value Portfolio to that of the Value Opportunities Fund is of limited utility, since the Value Opportunities Fund only commenced operations on December 30, 1999. See "Performance of the Value Opportunities Fund" below or request a copy of the Value Opportunities Fund Annual Report for more information on the performance of the Value Opportunities Fund through October 31, 2000. The Select Value Portfolio commenced operations on August 23, 1994. Please read the Select Value Portfolio Annual Report which was previously mailed to you for more information on the performance of the Select Value Portfolio through October 31, 2000.

SIZE OF FUNDS


         At December 31, 2000, the Select Value Portfolio had an aggregate net asset value of $9.9 million, compared to $10.0 million for the Value Opportunities Fund. The aggregate net asset value for the Value Opportunities Fund includes $5.5 million allocable to its Institutional Service Class shares, which are not being issued in the Reorganization.



CLASSES OF SHARES

         Both Funds offer, and have outstanding, Class A and Class B shares. Class A shares of both Funds have front-end sales charges (a charge imposed on purchases) and lower operating expenses than Class B shares. Class B shares have contingent deferred sales charges (a charge imposed on sales or redemptions) and higher operating expenses. There are differences between the two Funds with regard to the front-end loads, contingent deferred sales charges and operating expenses, as described under "Expenses" below. The Select Value Portfolio also has Class C shares which have a small front-end sales charge, a small short-term contingent deferred sales charge and higher operating expenses, but no Class C shares are issued or outstanding and they are not presently being offered. The Value Opportunities Fund does not currently offer Class C shares, although it has Institutional Service Class shares which have no sales charges and lower operating expenses but are only available to certain institutional investors.

EXPENSES

         The following table sets forth the fees and expenses that you may pay if you buy and hold shares of the Funds, including pro forma fees and expenses for the Value Opportunities Fund estimated by management (giving effect to the Reorganization), for the fiscal year ended October 31, 2000.


                                          VALUE                          SELECT                       PRO FORMA
                                   OPPORTUNITIES FUND               VALUE PORTFOLIO                 COMBINED FUND
                                   ------------------               ---------------                 -------------

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                 Class A        Class B          Class A         Class B        Class A        Class B
                                 -------        -------          -------         -------        -------        -------

Maximum Sales Charge             5.75%(1)         None          5.25%(1)          None         5.75%(1)          None
(Load) Imposed on
Purchases (as a percentage
of offering price)

Maximum Deferred Sales           None (2)       5.00%(3)        None (2)        5.00%(3)       None (2)        5.00%(3)
Charge (Load)
Imposed Redemptions (as a
percentage of original pur
chase price or redemption
proceeds, whichever is less)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

                                 Class A        Class B          Class A         Class B        Class A        Class B
                                 -------        -------          -------         -------        -------        -------

Management Fees                   0.70%          0.70%            0.75%           0.75%          0.70%          0.70%

Distribution and/or Service       0.25%          1.00%            0.25%           1.00%          0.25%          1.00%
(12b-1) Fees

Other Expenses                    5.64%          6.00%            1.18%           1.18%          1.40%          1.40%
                                  -----          -----            -----           -----          -----          -----

Total Annual Fund Operating       6.59%          7.70%            2.18%           2.93%          2.35%          3.10%
Expenses

Less:  Fee Waivers and           (5.24)%        (5.75)%          (0.78)%         (0.78)%        (1.00)%        (1.15)%
Expense Reimbursements(4)        -------        -------          -------         -------        -------        -------

Net Annual Fund Operating         1.35%          1.95%            1.40%           2.15%          1.35%          1.95%
Expenses

-----------------------------------

(1) The maximum initial sales charge for the Value Opportunities Fund applies to investments of up to $50,000 and is reduced for larger investments. The maximum initial sales charge for the Select Value Portfolio applies to investments of up to $25,000 and is reduced for larger investments. No initial sales charge will be imposed on the Class A shares issued to the Select Value Portfolio shareholders in the Reorganization.

(2) A contingent deferred sales charge (CDSC) may be imposed on redemptions of Class A shares of the Value Opportunities Fund purchased within three years by employer-sponsored retirement plans without an initial sales charge. The CDSC is 1% for the first year, 0.50% for the second year and 0.25% in the third year. A CDSC of 0.50% is imposed on redemptions of Class A shares of the Select Value Portfolio made within 180 days after the shares were purchased without an initial sales charge because they were part of a $1 million investment or because at the time the value of the account was at least $1 million.



(3) The CDSC on redemptions of Class B shares of both Funds is reduced for each year that shares are held and is eliminated after six years. The Class B shares of the Value Opportunities Fund are automatically converted into Class A shares after seven years, and the Class B shares of the Select Value Portfolio is automatically converted into Class A shares after eight years. No CDSC will be imposed on the Class B shares of the Select Value Portfolio that are surrendered in the Reorganization in exchange for Class B shares of the Value Opportunities Fund. A CDSC will apply to subsequent redemptions of Class B shares of the Value Opportunities Fund that are received in the Reorganization, but the former Select Value Portfolio shareholders will be given credit for the period of time they owned the Class B shares of the Select Value Portfolio surrendered in the Reorganization.


(4) The Select Value Portfolio's distributor and adviser have contractually agreed to waive fees and reimburse expenses through February 26, 2001 (unless the Reorganization is completed earlier) or, if shareholders approve the Plan, until the Reorganization is completed or abandoned, to the extent necessary to ensure that the Select Value Portfolio's annual expenses do not exceed 1.40% for Class A shares and 2.15% for Class B shares. Beginning March 1, 2001, the Value Opportunities Fund's adviser has contractually agreed to waive fees and reimburse expenses through February 28, 2002 so that the Fund's annual operating expenses do not exceed 1.35% for Class A shares and 1.95% for Class B shares.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Funds (and investing in the combined Fund on a pro forma basis, giving effect to the Reorganization) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (with fee waivers and expense reimbursements in effect for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                     1 YEAR            3 years            5 years          10 YEARS
                                                     ------            -------            -------          --------
Value Opportunities Fund:
     Class A                                          $705               $978             $1,272            $2,105
     Class B                                           698                912              1,252             2,047

Select Value Portfolio:
     Class A                                          $736             $1,177            $ 1,643            $2,926
     Class B                                           793              1,198              1,728             2,981

Pro Forma  Combined Fund:
     Class A(1)                                       $705               $978             $1,272            $2,105
     Class B                                           698                912              1,252             2,047


(1) Because Select Value Portfolio shareholders will not have to pay a sales load on the Class A shares of the Value Opportunities Fund they receive in the Reorganization, the pro forma expenses they would pay on a $10,000 investment in such Class A shares and assuming a 5% annual return and redemption at the end of each time period, would be as follows: $137 - 1 year, $428 - 3 years; $739 - 5 years; and $1,624 - 10 years. These lower expenses do not reflect any front-end sales load paid at the time of initial investment in the Class A shares of the Select Value Portfolio they surrender in exchange for Class A shares of the Value Opportunities Fund in the Reorganization.

You would pay the following expenses if you did not redeem your shares:


                                                     1 YEAR            3 years            5 years          10 YEARS
                                                     ------            -------            -------          --------
Value Opportunities Fund:
     Class B                                          $198              $612              $1,052            $2,047

Select Value Portfolio:
     Class B                                          $293              $898              $1,528            $2,981

Pro Forma Combined Fund:
     Class B                                          $198              $612              $1,052            $2,047


SALES CHARGES

Value Opportunities Fund

         Class A Shares. The front-end sales charges imposed on purchases of Class A shares of the Value Opportunities Fund are as follows:


                                               Sales Charge as               Sales Charge as
          Amount of Purchase                 % of Offering Price           % of Amount Invested
          ------------------                 -------------------           --------------------

less than $50,000                                  5.75%                         6.10%

$50,000 to $99,999                                 4.50%                         4.71%

$100,000 to $249,999                               3.50%                         3.63%

$250,000 to $499,999                               2.50%                         2.56%

$500,000 to $999,999                               2.00%                         2.04%

$1 million to $24,999,999                          0.50%                         0.50%

$25 million or more                                0.25%                         0.25%


         Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge (other than those investing through variable insurance products) may be charged a contingent deferred sales charge if shares are redeemed within three years after purchase. The CDSC is 1% for the first year, 0.50% for its second year, and 0.25% for the third year.


         As more fully described in the Value Opportunities Fund Prospectus, certain shareholders can reduce or eliminate the initial sales charge for Class A shares. Investors can increase their investments in the Value Opportunities Fund and add the value of Class A shares of other Nationwide funds to the value of the Value Opportunities Fund Class A shares being purchased to reduce the applicable sales charge. In addition, members of the family who live at the same address can combine investments to reduce the sales charge. Investors can also receive a discount by signing a non-binding letter of intent to purchase a certain amount over a 13-month period (including prior purchases made within 90 days from the written statement); and investors who use the proceeds of a Nationwide Insurance policy to purchase Class A shares will only pay one-half the applicable sales charge if the investment is made within 60 days after receiving the proceeds. The Class A sales charge is waived for shares sold to certain groups of people, including any person purchasing shares through an account with an unaffiliated brokerage firm that has an agreement to waive sales charges for those persons; employees of broker-dealers having dealer agreements with NAS; qualified retirement plans; persons who pay for the shares with proceeds from the sale of non- Nationwide mutual funds (which impose an initial sales charge or contingent deferred sales charge) within 60 days of the sale; trustees and retired trustees of Nationwide; employees (and their family members) of Nationwide Insurance and Nationwide Financial companies and affiliated companies. These discount and waiver categories differ from those offered by the Select Value Portfolio.


         No front-end sales charge will be imposed on the Class A shares of the Value Opportunities Fund issued to the Select Value Portfolio shareholders in the Reorganization.


         Class B Shares. Class B shares of the Value Opportunities Fund may be purchased at net asset value without an initial sales charge. However, investors must pay a contingent deferred sales charge if they sell Class B shares within six years of purchase, unless a waiver applies. The CDSC applies if the sale causes the value of the Class B shares in the investor's account to fall below the total amount of all purchases of Class B shares made during the preceding six years. The sales charge is applied to the original purchase price or the current market value of the shares being sold, whichever is less. The amount of the CDSC decreases over time as follows:




          Sale Within                         CDSC
          -----------                         ----
            1 year                             5%

            2 years                            4%

            3 years                            3%

            4 years                            3%

            5 years                            2%

            6 years                            1%

        7 years or more                       None



         The CDSC is not imposed on Class B shares purchased through reinvested dividends or distributions. Also, if Class B shares are sold and the proceeds are reinvested in Class B shares within 30 days, NAS will deposit an amount equal to the CDSC paid on the sale into the account. The CDSC is waived for sales within one year of an investor's death or disability and for mandatory withdrawals from IRA accounts after age 70 1/2.

         The Class B shares automatically convert to Class A shares after they have been held for seven years.

         The Class B shares of the Value Opportunities Fund issued in the Reorganization will be subject to the CDSC schedule and conversion terms of the Value Opportunities Fund (and not to the Select Value Portfolio's schedule and terms). The former holders of Class B shares of the Select Value Portfolio who receive Class B shares of the Value Opportunities Fund in the Reorganization will be credited with the period of time they held Class B shares of the Select Value Portfolio for purposes of determining the applicable CDSC imposed on their redemptions of such Class B shares of the Value Opportunities Fund and the conversion of such shares into Class A shares of the Value Opportunities Fund.

Select Value Portfolio

         Class A Shares. The front-end sales charges imposed on purchases of Class A shares of the Select Value Portfolio are as follows:



                                                  Sales Charge as              Sales Charge as
            Amount of Purchase                  % of Offering Price          % of Amount Invested
            ------------------                  -------------------          --------------------

less than $25,000                                     5.25%                        5.54%

$25,000 but less than $50,000                         5.00%                        5.26%

$50,000 but less than $100,000                        4.75%                        4.98%

$100,000 but less than $250,000                       3.75%                        3.90%

$250,000 but less than $500,000                       3.00%                        3.09%

$500,000 but less than $1 million                     2.00%                        2.04%

$1 million or more                                     None                         None


         Investors who purchase Class A shares without an initial sales charge because the amount purchased or value of the account at time of purchase is at least $1,000,000 will pay a CDSC of 0.50% if any such shares are sold within 180 days from the date of purchase.


         As more fully described in the Select Value Portfolio Prospectus, Principal Preservation permits certain categories of investors to purchase shares of the Select Value Portfolio and other Principal Preservation portfolios at a reduced sales charge. Investors can reduce the applicable sales charge by increasing their investment in Class A shares of the Select Value Portfolio and by adding their holdings in Class A shares of other Principal Preservation funds to their investment in Class A shares of the Select Value Portfolio. Investors can also reduce the sales charge by signing a non-binding statement of intention to invest $25,000 or more over a 13-month period in any one or more Principal Preservation funds. Members of a qualified group may also purchase Class A shares at a reduced sales charge. The Class A sales charge is waived for shares sold to a 401(k) plan that has at least 50 participants; any state, county or city governmental authority or agency or any non-profit organization provided that any such purchaser must purchase at least $500,000 of Class A shares or the value of such purchaser's account at time of purchase must be at least $500,000; directors and officers of Principal Preservation; employees (and family members) of Ziegler, selling dealers and sub- advisors to the Principal Preservation funds; persons who invest with distributions from various investment trusts sponsored by Ziegler, principal and interest payments on bonds issued by Ziegler Mortgage Securities, Inc. II or interest payments on bonds underwritten by Ziegler; persons who participate in certain qualified asset allocation programs, wrap fee programs or similar programs administered by a broker-dealer, investment adviser, financial institution or other service provider; and persons who reinvest the proceeds from the sale of Class A shares of the same Principal Preservation fund within 90 days from the date of such sale. Certain shareholders of the Select Value Portfolio who are currently permitted to purchase shares of the Principal Preservation portfolios at a reduced sales charge or without a sales charge may be subject to the ordinary sales charge upon purchasing shares in a Nationwide fund.



          Holders of Class A shares of the Select Value Portfolio who receive Class A shares of the Value Opportunities Fund in the Reorganization will be credited with the front-end sales load they previously paid for the Class A shares of the Select Value Portfolio for purposes of reducing or eliminating the sales charge imposed on exchanges into other Nationwide Funds. See "Exchanges" below.


          Class B Shares. Class B shares of the Select Value Portfolio may be purchased without an initial sales charge. However, investors must pay a CDSC if they sell Class B shares within six years of purchase. The CDSC is applied to the original purchase price or the current market value at time of sale, whichever is less. To reduce the CDSC, the first shares redeemed will be those, if any, that are not subject to the CDSC or are subject to the lowest CDSC. The amount of the CDSC decreases over time as follows:


          Sale Within                         CDSC
          -----------                         ----
            1 year                             5%

            2 years                            4%

            3 years                            4%

            4 years                            3%

            5 years                            2%

            6 years                            1%

        7 years or more                       None


         The CDSC is waived for redemptions following the death or disability of a shareholder, for mandatory or hardship redemptions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.

         The Class B shares automatically convert to Class A shares after they have been held for eight years.

         Holders of Class B shares of the Select Value Portfolio who receive Class B shares of the Value Opportunities Fund will be credited with the period of time they held the Class B shares of the Select Value Portfolio for purposes of determining the CDSC applicable to a redemption of their Class B shares of the Value Opportunities Fund. Such holders will also become subject to the Value Opportunities Fund CDSC schedule and conversion terms. MINIMUM PURCHASES

Value Opportunities Fund

         The Value Opportunities Fund requires a minimum investment of $1,000 to open an account (or $25 through the Automatic Asset Accumulation plan). The minimum amount for additional investments is $100 (or $25 through the Automatic Asset Accumulation plan).

Select Value Portfolio

         The Select Value Portfolio also requires a minimum investment of $1,000 to open an account. The minimum is $500 for IRAs, Keogh plans, self-directed retirement accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act, and is $100 for purchases through the Systematic Purchase Plan. Minimum subsequent investments are $50, or $25 for IRAs, Keogh plans, self-directed retirement accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act.

PURCHASE AND REDEMPTION PROCEDURES

Value Opportunities Fund

         The purchase price of each share of the Value Opportunities Fund is its net asset value ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to that class by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the Exchange is open for trading.

         Shares may be purchased by mail (by enclosing a completed application and a check or money order), by bank wire transfer (by calling first and faxing in a completed application) or through an authorized broker-dealer or financial intermediary (who may charge a fee for this service). Nationwide also has an automated voice-response system available 24 hours per day, seven days per week (called NAS NOW, 1-800-637-0012) and a website

(www.nationwidefunds.com) for easy access to find information and your account. Investors may also make purchases through NAS NOW or the website.


         Shares of the Value Opportunities Fund may be sold (or redeemed) at the net asset value (less any applicable sales charges) next determined after NAS receives a properly completed order to sell. Orders to sell shares may be made in writing (by mail or fax), by telephone (unless this privilege was declined by the investor, in which case the redemption proceeds will be sent by wire transfer), by NAS NOW, by on-line access to the website, or through an authorized broker-dealer or financial intermediary (who may charge a fee for this service). Shares may also be redeemed via an automatic withdrawal plan. Checks for the redemption proceeds are mailed typically within three days (unless the shares redeemed were recently purchased by check, in which case payment of the redemption proceeds will be delayed until the check clears which may take up to 10 days). Redemption proceeds may also be sent by bank wire transfer at the holder's request, for a fee of $20.


         A signature guarantee is required if the redemption is more than $100,000, the account registration has changed in the past 30 days, the redemption check is payable to anyone other than the registered shareholder or is mailed to an address other than the address of record, or if the proceeds are sent to a bank account not previously designated or changed in the past 30 days.

         The Value Opportunities Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request would be disruptive to efficient portfolio management or otherwise adversely affect the Fund.

         Nationwide reserves the right to close an account with a value of less than $250 but investors will be given 90 days to purchase additional shares to avoid this action.

Select Value Portfolio

         The purchase price of each share of the Select Value Portfolio is its net asset value next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Portfolio. NAV is determined by adding up the total value of the Portfolio's investments and other assets and subtracting its liabilities or debts, and then dividing by the number of outstanding shares. The Portfolio's investments are generally valued at the closing price listed for the relevant security on the securities exchange on which it trades. NAV is calculated each business day except on customary national holidays which result in closing of the New York Stock Exchange. The calculation is made as of the close of regular trading on the Exchange (4:00 p.m. Eastern time).


         Shares may be purchased by mail, by personal delivery or through an authorized broker-dealer or other financial service firm (who may charge a fee for this service).

Telephone and other automatic or on-line purchases are not currently available (except for telephone exchanges).

         Shares of the Select Value Portfolio may be redeemed at net asset value next determined after the redemption order is received, less any applicable sales charges. Shares may be redeemed by mail, by telephone, or through an authorized broker-dealer or other financial service firm (who may charge a fee for this service). Shares may also be redeemed via an automatic systematic withdrawal plan. Checks for redemption proceeds are mailed typically within one or two days (but not later than seven days). Redemption proceeds may also be sent by bank wire transfer at the shareholder's request, for a fee of $12.

         Signature guarantees are required if the redemption proceeds are to be paid to anyone other than the registered holder or sent to an address other than the address shown on Principal Preservation's records, if the proceeds are to be sent to an address that has been changed in the past 30 days, or if the proceeds are to be wired to a bank (unless the bank was previously designated on the account application or subsequent authorization form and such application or form contains a signature guarantee). A signature guarantee is also required for requests to transfer the registration of shares.

         Principal Preservation reserves the right to close out an account that is below $500 for three months or more, after giving 60 days' notice, unless the account holder makes additional investments to increase its value to $1,000 or more.

EXCHANGES

Value Opportunities Fund

         Shareholders may exchange shares of most funds within Nationwide, including the Value Opportunities Fund, for shares of any other fund within Nationwide, as long as they are the same class of shares, both accounts have the same owner, and the first purchase in the new fund meets that fund's minimum investment requirement. Exchanges between Class A shares and Class B shares are not permitted. There is no CDSC for exchanges of Class B shares. For exchanges involving Class A shares, investors may have to pay the difference between the sales charges if the Class A shares being acquired have a higher sales charge.

         The Value Opportunities Fund reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchange activity may be specifically limited to 12 exchanges within one year or 1% of the Fund's net asset value.

Select Value Portfolio

         Shareholders may exchange shares of any Principal Preservation mutual fund for shares of the same Class of any other Principal Preservation mutual fund in any state where the exchange legally may be made. If an exchange involves Class A shares, the investor must pay the applicable front-end sales charge on the Class A shares being acquired less any front-end sales charge paid on the Class A shares being surrendered in the exchange. However, if the shares being exchanged represent an investment held for at least six months in any Principal Preservation Fund (other than the Cash Reserve Portfolio), then no additional front-end sales charge will be imposed on the exchange. There is no CDSC for exchanges of Class B shares.

         Principal Preservation reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any 12-month period or who makes more than one exchange during any calendar quarter.

General

         An exchange of shares is considered a redemption of the shares of the mutual fund from which you are exchanging, and a purchase of shares of the mutual fund into which you are exchanging. Accordingly, all conditions on redemptions apply to the shares being exchanged, and the conditions for purchases apply to the shares received in the exchange. In addition, an exchange qualifies as a sale for tax purchases, so that for federal income tax purposes, the holder of shares will realize a gain or loss on that sale.

OTHER SHAREHOLDER SERVICES

Value Opportunities Fund

         Nationwide offers the following investment services to its shareholders, among others:

         Automatic Asset Accumulation. Investors can have automatic monthly transfers of $25 or more from their personal checking accounts to their Nationwide fund account and they can get started with as little as $25.

         Automatic Asset Transfer. Investors can systematically transfer $25 or more, monthly or quarterly, from one Nationwide fund to another, after applicable minimum initial investments have been met.

         Automatic Withdrawal Plan. Investors may receive checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times per year, semi-annually or annually from their fund account.

Select Value Portfolio

         Principal Preservation offers the following investment services to its shareholders, among others:

         Systematic Purchase Plan. Investors may automatically transfer $100 or more per month from their bank accounts to make purchases of shares of any Principal Preservation portfolio. Investors can establish this systematic purchase plan with an initial investment in the portfolio of $100 or more.

         Systematic Withdrawal Plan. Investors may establish a systematic withdrawal plan in which they would receive a fixed amount per month (but not less than $150) from their account in a designated Principal Preservation portfolio. Investors may only establish this plan if at the time the value of their account in the portfolio is at least $10,000. The minimum for additional investments is $1,000 in the portfolio while the systematic withdrawal plan is in effect.

DIVIDENDS AND DISTRIBUTIONS

Value Opportunities Fund

         The Value Opportunities Fund distributes any available income dividends each quarter. The Fund distributes net realized capital gains at the end of each calendar year. Generally, all income and capital gains distributions are reinvested in shares of the Value Opportunities Fund. Shareholders may, however, request a payment in cash in writing if distributions are in excess of $5. If distribution checks are returned and marked as "undeliverable" or remain uncashed for six months, the shareholder's account will be changed automatically so that all future distributions are reinvested in the account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Value Opportunities Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

Select Value Portfolio

         The Select Value Portfolio declares and pays income dividends quarterly. The Portfolio declares capital gains distributions annually and normally pays them within 45 days after the end of the fiscal year. Unless shareholders have elected in writing to receive dividends and capital gains distributions in cash, they will be automatically reinvested in additional shares of the Select Value Portfolio.

Taxation

         Income dividends are taxable as ordinary income for federal income tax purposes. Capital gains are taxable at different rates depending on whether they are long-term or short- term capital gains. The tax treatment of dividends and distributions is the same whether they are paid in cash or reinvested in additional shares.

MANAGEMENT AND OPERATIONS

Value Opportunities Fund

         VMF, 1200 River Road, Conshohocken, Pennsylvania 19428, serves as the investment adviser and supervises the daily business affairs of the Value Opportunities Fund. VMF also monitors the subadviser's performance, subject to the supervision and direction of the Trustees of Nationwide. VMF was organized in 1999, and as of November 30, 2000, VMF and its affiliates had approximately $23 billion in assets under management. VMF is a wholly-owned subsidiary of Villanova, which in turn is an indirect subsidiary of Nationwide Corporation (a company owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company).


         The Value Opportunities Fund pays a management fee to VMF based on the following percentages of its average daily net assets: 0.70% on the first $250 million of assets; 0.675% on assets of more than $250 million up to $1 billion; 0.65% on assets of more than $1 billion up to $2 billion; 0.625% on assets of more than $2 billion up to $5 billion; and 0.60% on assets of more than $5 billion. Compared to the fee schedule for the Select Value Portfolio set forth below, the management fees for the Value Opportunities Fund are lower (by 0.05%) on assets up to $250 million; higher (by 0.25%) on assets between $250 million and $1 billion; and, at all asset levels above $1 billion, equal or lower.


         NorthPointe, 101 West Big Beaver Road, Suite 1125, Troy, Michigan 48084, is the Fund's subadviser. Subject to the supervision of VMF and the Trustees, NorthPointe manages the Value Opportunities Fund in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Value Opportunities Fund and, in implementing those investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 and managed approximately $375 million in assets as of November 30, 2000. These assets are held in institutional accounts, including the NorthPointe Small Cap Value Fund, in addition to the Value Opportunities Fund. NorthPointe is a majority owned subsidiary of Villanova. VMF is responsible for paying the sub-advisory fees to NorthPointe, which are equal to the advisory fees paid by the Value Opportunities Fund to VMF.

Select Value Portfolio

         Until September 29, 2000, Ziegler was the investment adviser for the Select Value Portfolio. On that date, the advisory contract with Ziegler was terminated by the Board of Directors of Principal Preservation, and NorthPointe was retained as investment advisor for the Select Value Portfolio under the Interim Agreement which will expire on February 26, 2001 unless the New Advisory Agreement is approved by the shareholders of the Select Value Portfolio. Subject to policies established by Principal Preservation's Board of Directors, NorthPointe makes investment decisions on behalf of the Select Value Portfolio.

         The Select Value Portfolio pays an investment advisory fee to NorthPointe based on the following percentages of its average daily net assets:
0.75% on the first $250 million of assets; and 0.65% on assets of more than $250 million. This fee is the same as the fee paid to Ziegler under the previous investment advisory agreement.

PORTFOLIO MANAGERS

         Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of both the Value Opportunities Fund and the Select Value Portfolio. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000. Prior to that, from June 1995 through December 1999, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund. Mr. Petherick joined Loomis, Sayles in 1990. Ms. Champagne joined Loomis, Sayles in 1993.

DISTRIBUTOR

Value Opportunities Fund

         NAS is the principal underwriter and distributor for the Value Opportunities Fund and other Nationwide funds. Distribution fees and/or service fees are paid by Class A and Class B shares to NAS pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act. Compensation to NAS under the distribution plan accrues daily and is paid monthly. NAS then either retains these fees or pays them to brokers for distribution or shareholder services. The Value Opportunities Fund pays to NAS a distribution or service fee of 0.25% of the average daily net assets of the Class A shares of the Value Opportunities Fund and a fee of 1.00% (0.25% of which is a service fee) of the average daily net assets of the Class B shares of the Value Opportunities Fund.


         The Board of Trustees of Nationwide recently approved the appointment of Villanova Distribution Services, Inc., an affiliate of NAS and Villanova, as principal underwriter and distributor for the Value Opportunities Fund. That appointment, which is contingent on the receipt of all regulatory approvals, is expected to be effective on or about March 1, 2001.


Select Value Portfolio

         Ziegler is the distributor for each of Principal Preservation's portfolios, including the Select Value Portfolio. The Select Value Portfolio, like Principal Preservation's other portfolios, is authorized under a distribution plan pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services.

         Under the distribution plan, the Select Value Portfolio assesses a service fee of up to 0.25 of 1% of the portfolio's average daily net assets for each class of shares. In addition, the Select Value Portfolio assesses a distribution fee of 0.75 of 1% of the portion of the Select Value Portfolio's average daily net assets represented by the Class B shares.

         Because distribution and/or service fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.


OTHER SERVICE PROVIDERS TO THE FUNDS

Value Opportunities Fund

         VSA, a wholly owned subsidiary of Villanova, provides various administrative and accounting services to the Value Opportunities Fund. VSA has entered into a sub-administration agreement with BISYS Fund Services Ohio, Inc. ("BISYS") to provide certain fund administration services. Nationwide Investors Services, Inc., a wholly owned subsidiary of VSA, serves as the Value Opportunities Fund's transfer agent, and BISYS is sub-transfer agent. The Value Opportunities Fund's custodian is the Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, which makes all receipts and disbursements under a custody agreement. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the independent auditor for the Value Opportunities Fund. The Value Opportunities Fund's legal counsel is Stradley Ronon Stevens & Young LLP, Philadelphia, Pennsylvania.

Select Value Portfolio

         Ziegler is the Select Value Portfolio's underwriter and distributor, as well as its administrator and accounting/pricing agent. PFPC Global Fund Services serves as transfer agent for the Select Value Portfolio and provides other services related to disbursement of dividends. Firstar Bank, National Association, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as custodian for the Select Value Portfolio and has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. Arthur Andersen, LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin is the independent auditor of the Select Value Portfolio. The Select Value Portfolio's legal counsel is Quarles & Brady LLP, Milwaukee, Wisconsin.

PROPOSAL 2:  THE NEW ADVISORY AGREEMENT


         Shareholders of the Select Value Portfolio are also being asked to vote on the New Advisory Agreement with NorthPointe, which is set forth in full as Appendix B to this Proxy Statement/Prospectus. The New Advisory Agreement, if approved by the Select Value Portfolio shareholders, will be implemented only if the Reorganization is not completed by February 26, 2001, because the Interim Agreement currently in effect for the Select Value Portfolio will expire on that date.



         The terms and conditions of the New Advisory Agreement are substantially similar (and the rate of management fees thereunder is identical) to those of the Interim Agreement and the previous investment advisory agreement with Ziegler, except that the New Advisory

Agreement will continue only through the earlier to occur of October 31, 2001 or the closing date of the Reorganization (unless otherwise terminated), and neither Ziegler nor NorthPointe intends to waive fees and/or reimburse expenses for the Select Value Portfolio if the New Advisory Agreement goes into effect because the Plan is not approved. Ziegler and NorthPointe have committed, however, to waive fees and/or reimburse expenses until the Reorganization is completed or abandoned if the New Advisory Agreement goes into effect because, even though shareholders approve the Plan, the Reorganization is not be completed by February 26, 2001.



         Under the New Advisory Agreement, NorthPointe will serve as investment adviser for the Select Value Portfolio and in such capacity will provide professional investment management of the assets of the Portfolio (including deciding what securities will be purchased and sold and when), subject to the direction and control of the Board. NorthPointe will receive a management fee at an annual rate equal to 0.75% of the first $250 million of the Select Value Portfolio's average daily net assets, and 0.65% on assets in excess of $250 million.



         The Board of Directors of Principal Preservation, including the directors who are not "interested persons" of Principal Preservation, has unanimously approved the New Advisory Agreement and recommends that it be approved by the Select Value Portfolio shareholders. In approving the New Advisory Agreement, the Board considered the resources, personnel, investment philosophy, experience and performance of NorthPointe, the quality and scope of the services to be provided by NorthPointe and the management fees to be paid to NorthPointe (including a comparison of the services to be provided by, and the fees to be paid to, NorthPointe to the services provided to, and fees paid by, other comparable funds), terms of the New Advisory Agreement, the lack of viable alternatives, and the fact that the New Advisory Agreement would only be in effect if the Reorganization is not completed by February 26, 2001. If the Select Value Portfolio shareholders do not approve the New Advisory Agreement and if the Reorganization is not completed by February 26, 2001, the Select Value Portfolio would be without an investment adviser and the Board would have to take appropriate action to address these circumstances.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE SELECT VALUE PORTFOLIO VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT IN ORDER TO PERMIT THE SELECT VALUE PORTFOLIO TO CONTINUE TO RECEIVE THE ADVISORY SERVICES OF NORTHPOINTE AFTER FEBRUARY 26, 2001, IF THE REORGANIZATION IS NOT COMPLETED BY THAT DATE.

                                  RISK FACTORS

         In evaluating whether to approve the Plan and invest in the Value Opportunities Fund, shareholders should carefully consider the following summary of risk factors relating to both the Value Opportunities Fund and the Select Value Portfolio, in addition to the other information set forth in this Proxy Statement/Prospectus. A complete description of risk factors for each Fund is set forth in the prospectuses of the Funds and their respective statements of additional information. The risks associated with investing in the Value Opportunities Fund are similar to the risks associated with investing in the Select Value Portfolio in that both Funds invest in equity securities of smaller-sized companies on a value basis, although there are some differences in the risks associated with the two Funds.

STOCK MARKET RISK

         Both the Select Value Portfolio and the Value Opportunities Fund are subject to the risk that the Funds could lose value if the individual stocks in which each Fund has invested or the overall stock market goes down. Both Funds invest primarily in equity securities. Individual stocks, as well as the overall stock market, may experience short-term volatility and extended periods of decline or little growth. Individual stocks are affected by a variety of factors, such as corporate earnings, production, management, and sales, as well as by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

STOCK SELECTION RISK

         The success of each Fund depends upon the advisor's ability to select stocks that perform well. Both Funds are subject to the risk that these stock selections may not achieve the desired appreciation in value, and may even decline in value.

SMALL CAP RISK


         Both Funds' investments in smaller-sized companies involve greater risk and price volatility than investments in larger, more established companies. The Select Value Portfolio focuses its investment strategy on smaller-sized companies (although it is not restricted to investments in companies of any particular size), while the Value Opportunities Fund normally invests at least 65% of its total assets in stocks of small cap companies comparable to the companies represented in the Russell 2000 Index. The stocks of smaller capitalization companies are usually less stable in price and less liquid than the stocks of larger companies. In addition, small cap companies may lack depth of management, lack a proven track record, be unable to generate funds necessary for growth or development, be developing or marketing new products or services which do not yet have, and may never have, an established market,


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



and market products or services which may become quickly obsolete. Small cap companies may offer greater capital growth than larger companies do, but they also involve greater risks, and investments in them should be considered speculative.


RISKS RELATED TO INVESTING FOR VALUE

         Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because both Funds focus generally on value investments, the performance of each Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or which have a broader investment style. The returns of "value" stocks may trail returns from the overall stock market and as a group value stocks tend to go through cycles of either under or over performance in comparison to the overall stock market.

FOREIGN RISK

         The Value Opportunities Fund invests in stocks of foreign companies to a greater extent than does the Select Value Portfolio, and such investments may include securities of issuers in developing countries and emerging markets. Investments in foreign securities involve risks in addition to those associated with U.S. investments, including political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

         Country - General securities market movements in any country in which the Value Opportunities Fund has investments are likely to affect the value of the Value Opportunities Fund's securities that trade in that country. These movements will affect the Value Opportunities Fund's share price and performance. The political, economic and social structures of some countries may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

         Company - Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The Value Opportunities Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts as compared to U.S. companies in U.S. courts.

         Currency - Some of the Value Opportunities Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Value Opportunities Fund owns and its share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority has a significant impact on the value of any securities denominated in that currency.

ILLIQUID SECURITIES

         The Value Opportunities Fund may invest up to 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         The Select Value Portfolio may not invest more than 5% of its total assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale, securities for which market quotations are not readily available, or repurchase agreements which expire in excess of seven days.

         Illiquid securities involve the risks of potential delays on their resale and uncertainty in valuation.

BORROWING

         The Value Opportunities Fund may borrow money from banks in an amount up to 33 1/3% of its total assets. The Fund may borrow up to an additional 5% of its total assets for temporary or emergency purposes. The Value Opportunities Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.

         The Select Value Portfolio will not borrow money except for temporary or emergency purposes. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of its total assets. The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. If the Portfolio's borrowings exceed 5% of its total assets, the Portfolio will not purchase securities until its borrowings are reduced to less than 5% of its total assets.

         Borrowings may cause a Fund to incur additional expense, which would reduce its returns.

REAL ESTATE SECURITIES

         Although neither the Value Opportunities Fund nor the Select Value Portfolio will invest directly in real estate, both Funds may invest in securities of real estate investment trusts and other real estate industry companies or companies with substantial real estate investments.

The Value Opportunities Fund may invest in such securities to a greater extent than will the Select Value Portfolio. Such securities may be subject to certain risks involved in real estate ownership and the real estate industry. These risks include (but are not limited to) possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition; property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

SPECIAL SITUATION COMPANIES

         The Value Opportunities Fund may invest in special situation companies, which include those companies involved in an actual or prospective acquisition or consolidation; reorganization, recapitalization; merger; liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of these securities may decline significantly. Therefore, investments by the Value Opportunities Fund in these securities may involve a greater degree of risk than investments by other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

FIXED INCOME SECURITIES

         Each Fund may invest a portion of its total assets in high-quality, fixed income securities and short-term investments, although the Select Value Portfolio may invest in fixed-income securities to a greater extent than the Value Opportunities Fund. Fixed income securities are subject to interest rate risk and credit risk. Interest rate risk is the risk that an increase in interest rates may decrease the value of the fixed income securities held by the Fund. Usually, the prices of bonds fall when interest rates increase, and rise when interest rates decrease. Typically, the longer a bond's maturity, the more sensitive the bond is to price shifts as a result of changes in interest rates. In addition, the longer a Fund holds a bond, the greater the chance that interest rate changes will affect the bond's value. Credit risk (or default risk) is the possibility that an issuer of a bond will be unable to make required interest payments and/or to repay the principal of a security upon maturity. The Select Value Portfolio seeks to limit the risks associated with fixed income securities by investing in securities that are rated at the time of purchase within the two highest rating categories assigned by Moody's or Standard & Poor's, or unrated securities that, in the advisor's opinion, are of comparable quality.

CHANGES TO INVESTMENT OBJECTIVE

         Each Fund's investment objective may be changed without shareholder approval.



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



PORTFOLIO TURNOVER

         The portfolio turnover rate for the Value Opportunities Fund for the 10 months ended October 31, 2000 was 119%, while the portfolio turnover rate for the Select Value Portfolio for the year ended October 31, 2000 was 57.6%. A high portfolio turnover, may result in significant brokerage commissions and other transaction costs, which impact a Fund's return, and may result in the realization of substantial net short-term capital gains which are taxed to shareholders as ordinary income for federal income tax purposes.

PERFORMANCE INFORMATION

         The Value Opportunities Fund only commenced operations on December 30, 1999. As a result, no long-term performance information is available for the Value Opportunities Fund and thus Select Value Portfolio shareholders are unable to compare effectively the performance of the Value Opportunities Fund to that of the Select Value Portfolio.


          COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

INVESTMENT OBJECTIVES

         Both Funds generally seek capitalization through investment in stocks.

         Value Opportunities Fund. The investment objective of the Value Opportunities Fund is long-term capital appreciation through investment in common stocks or their equivalents.

         Select Value Portfolio. The investment objective of the Select Value Portfolio is maximum capital appreciation by investing primarily in common stocks that its adviser considers undervalued relative to earnings, book value, or potential earnings growth.

PRINCIPAL STRATEGIES

         Both Funds generally invest in stocks of small market capitalization companies that are believed to be undervalued. However, the average market capitalization of the companies whose stocks are owned by the Value Opportunities Fund may tend to be larger than that of the Select Value Portfolio. The Value Opportunities Fund may also invest more in foreign securities, special situation companies and companies with larger market capitalizations than does the Select Value Portfolio.

         Value Opportunities Fund. Under normal market conditions at least 65% of the total assets of the Value Opportunities Fund is invested in equity securities of companies whose market capitalizations at the time of investment are similar to those of companies in the Russell 2000 Index. The Russell 2000 Index, published by the Frank Russell Company, is an index of approximately 2,000 companies - known as "small cap" companies - which have small market capitalizations relative to the market capitalizations of other U.S. companies. The Value Opportunities Fund may invest up to 35% of its total assets in larger capitalization companies and may invest in securities of foreign issuers regardless of the issuer's size.

         The Value Opportunities Fund invests primarily in stocks of U.S. and foreign companies that it considers to be value companies. These companies have good earnings growth potential and the sub-adviser believes that the market has undervalued them. The Value Opportunities Fund will also invest in unrecognized stocks and stocks of special situation companies and companies that have experienced significant business problems, but which the sub-adviser believes have favorable prospects for recovery.


         Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in small capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.



         Select Value Portfolio. The Select Value Portfolio pursues its objective by investing in companies with market capitalizations of less than $2 billion, although the Select Value Portfolio is not restricted to investments in companies of any particular size and thus is not required to devote as much of its assets to small cap stocks as if the Value Opportunities Fund. The Select Value Portfolio typically invests at least 65% of its total assets in the common stocks of domestic issuers. Like the Value Opportunities Fund, the Select Value Portfolio uses a value-oriented style of investing, emphasizing companies with relatively low price/earnings ratios, reasonable financial strength and strong cash flows.


         The Select Value Portfolio attempts to replace stocks in the investment portfolio when they have achieved certain performance targets or when the portfolio manager otherwise believes they no longer show strong potential for appreciation in value. In addition, the portfolio manager tries to replace stocks of companies whose fundamentals have deteriorated to a point where the original investment criteria are no longer valid.

OTHER POLICIES

         The Value Opportunities Fund may invest to a greater extent in convertible securities, preferred stocks, warrants and other securities than will the Select Value Portfolio. However, the Select Value Portfolio may invest to a greater extent in fixed-income securities than will the Value Opportunities Fund.

         Value Opportunities Fund. The Value Opportunities Fund may also invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. They pay interest like bonds, but also offer the chance for capital appreciation because they can be converted into common stock within a set period of time, at a specified price or formula. However, convertibles are generally more stable in price than the underlying common stock.

         The Value Opportunities Fund also invests in preferred stocks, which normally produce dividends at a fixed rate but do not participate in other amounts that the issuer may distribute. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends, making preferred stock less risky than common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which generally equals the par on stated value, and are senior in right of payment to common stock. Because preferred stocks do not represent a liability of the issuer, they offer less protection of capital and assurance of continued income than investments in corporate debt securities. In addition, preferred stocks are subordinate in right of payment to all debt obligations and creditors of the issuer.

         The Value Opportunities Fund may also invest in warrants, which are securities that give the purchaser the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


         The Value Opportunities Fund may also invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.


         The Value Opportunities Fund may also lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Value Opportunities Fund seeks to increase its income through investment of the cash collateral. The Value Opportunities Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Value Opportunities Fund to be the equivalent of cash.

         The Value Opportunities Fund may also invest in Rule 144A securities, which are privately offered securities that can be resold only to qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Value Opportunities Fund determines, according to its guidelines, that the particular issue is liquid.

         The Value Opportunities Fund may also engage in foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which its portfolio holdings are denominated. For example, to protect against a change in the foreign currency exchange rate, between the date on which the Value Opportunities Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Value Opportunities Fund might purchase or sell a foreign currency on a spot (cash) basis at the prevailing spot rate. If conditions warrant, the Value Opportunities Fund may also enter into private contracts to purchase or sell foreign currencies at a future date and/or purchase exchange-listed and over the counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Value Opportunities Fund may not be able to dispose of over-the-counter options quickly.

         In response to economic, political or unusual market conditions, the Value Opportunities Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives, and may miss potential market upswings.


         Select Value Portfolio. The Select Value Portfolio may invest up to 35% of its total assets in high-quality, fixed-income securities and short-term investments. Because investments in fixed income securities usually are not beneficial to achieving its objective, the Select Value Portfolio usually does not invest a significant portion of the Portfolio's total assets in fixed assets unless the portfolio manager anticipates a severe downturn in the equity markets. In expectation of such a downturn, the portfolio manager may temporarily move a portion of the Select Value Portfolio's assets into fixed income securities in order to protect against capital losses. The Select Value Portfolio's investments in fixed income securities are limited to securities which are rated at the time of purchase within the two highest rating categories assigned by Moody's or Standard and Poor's, or unrated securities that, at the time of purchase, the advisor judges to be of comparable quality to the securities in Moody's and Standard and Poor's two highest categories.



         The Select Value Portfolio may invest up to 5% of its total assets directly in securities of foreign issuers not publicly traded in the United States. In addition, the Select Value Portfolio may invest without regard to this restriction in securities of foreign issuers represented by American Depository Receipts (ADRs). ADRs are receipts issued by an American bank or trust company and traded on a national securities exchange, evidencing ownership of the underlying foreign securities or equity securities issued by Canadian issuers.

                   PERFORMANCE OF THE VALUE OPPORTUNITIES FUND


         The following provides information on the performance of the Value Opportunities Fund for the period ended October 31, 2000, as excerpted from the Value Opportunities Fund Annual Report:



MANAGEMENTS DISCUSSION OF FUND PERFORMANCE



         For the 10-month period ended October 31, 2000, the Nationwide Value Opportunities Fund returned 24.38%a versus -0.47% for the Russell 2000 Small Stock Index, the benchmark index. The Fund commenced operations on December 29, 1999.



         At the start of the new millennium, the equity markets reverted back to "old" standards. Market participants stopped chasing stocks simply because prices were going up. Investors came back to the notion that "valuation does matter." This shift in market sentiment was not only good for our investment style, but healthy for the market as a whole.


         In nearly every economic sector of the portfolio, good stock selection has been the main reason we have outperformed the benchmark. In particular, stocks in the consumer discretionary, finance, and health care sectors have performed well. Our technology holdings have been the weakest performers, consistent with the overall market. Given the fact that we focus on fundamental stock picking and that we limit our sector exposures, sector selection had very little impact on the portfolio.


         The Fund's ten largest holdings for the year accounted for 14% of the portfolio and were up, on average, 42% for the year. Everest Re, a reinsurance company in the financial service sector, Health Management Associates, a hospital management company in the health care sector; and Venator, a retailer in the consumer discretionary sector, were up more than 90% combined in the period and have added significantly to the portfolio's return. These positive contributions were each offset slightly by the poor performance of our technology holdings; for example, Symantec and Genesis Microchip were both down more than 30% in the year-to-date period.


         We believe the portfolio is well-positioned for what we see as a more balanced, broader market going forward. The portfolio remains diversified across all economic sectors in stocks that we believe show strong forward earnings prospects at valuations substantially below what we consider fair value.

--------

     (a)Performance of Class A shares without sales charge and assuming all distributions are reinvested. The performance includes a time when the Fund invested in Russell 2000 futures contracts for a brief period of time during the first quarter. The contracts comprised a significant portion of the Fund's portfolio during that time. The Fund's relatively small asset size and the highly favorable market conditions for the Russell 2000 futures contracts held during this period had a positive material impact on the Fund and, therefore, performance.

NorthPointe Capital, LLC - Subadviser



AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
(FOR PERIOD ENDED OCTOBER 31, 2000)(4)




                                                                                           Institutional
                                     Class A(1)                      Class B(2)           Service Class(3)
                                     -------                         -------              -------------
       Years
       -----
      Life(4)                        17.23%                           18.79%              24.72%


---------------------


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.




(1)      A 5.75% front-end sales charge was deducted.

(2) A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after six years.


(3)      Not subject to any sales charge.



(4)      Fund commenced operations on December 29, 1999.



Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.



FUND PERFORMANCE



[Line Graph shown here]




                                                           Institutional
                      Class A            Class B           Service Class        Russell 2000              CPI
                      -------            -------           -------------        ------------              ---
12/99                $  9,425            $10,000             $10,000              $10,000              $10,000
2000                   11,723             11,879              12,472                9,953               10,354

Comparative performance of $10,000 invested in Nationwide Value Opportunities Fund, Russell 2000 Small Stock Index (Russell 2000),(b) and the Consumer Price Index (CPI)(c) over a 10-month period ended October 31, 2000. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.



(b) The Russell 2000 is comprised of approximately 2,000 companies with small market capitalizations relative to the market capitalization of other U.S. companies.



(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.



         More information about the performance of the Value Opportunities Fund is contained in the Value Opportunities Fund Annual Report, which is available upon request.


               PROPOSAL 1: APPROVAL OF THE PLAN AND REORGANIZATION

         The Board of Directors of Principal Preservation unanimously recommends that the shareholders of the Select Value Portfolio vote to approve the Plan and the Reorganization contemplated thereby. The Board of Directors approved the Plan out of the belief that the Plan is fair to, and in the best interests of, the shareholders of the Select Value Portfolio.

DESCRIPTION OF THE PLAN

         The terms and conditions under which the proposed Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.


         The Plan contemplates the transfer of substantially all of the assets of the Select Value Portfolio, net of its liabilities, to the Value Opportunities Fund in exchange solely for shares of beneficial interest in the Value Opportunities Fund, and the immediate pro rata distribution of such shares of the Value Opportunities Fund to the shareholders of the Select Value Portfolio. If approved by the shareholders of the Select Value Portfolio, the Reorganization would occur on or about February 23, 2001 (the "Closing Date") or such other date as the parties may determine.


         The Value Opportunities Fund would acquire substantially all of the assets of the Select Value Portfolio, net of the liabilities, including without limitation all cash, cash equivalents, securities, receivables and other property owned by the Select Value Portfolio, but excluding cash and other assets of the Select Value Portfolio sufficient to pay all of its accrued but unpaid liabilities as of the Closing Date. The Value Opportunities Fund would not assume any debts, liabilities, obligations or duties of the Select Value Portfolio. Rather, the Select Value Portfolio will reserve sufficient assets to pay all of its liabilities as of the Closing Date. Such liabilities may include without limitation: (a) amounts owed to shareholders of the Select Value

Portfolio with respect to capital gains distributions and/or dividends declared but remaining unpaid as of the Closing Date; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Select Value Portfolio up to and including the Closing Date and/or expected to be incurred following the Closing Date in connection with the winding up and dissolution of the Select Value Portfolio.

         In consideration for the assets of the Select Value Portfolio transferred in the Reorganization, the Value Opportunities Fund would issue to the Select Value Portfolio Class A and B shares of the Value Opportunities Fund having an aggregate net asset value equal to the value of the assets so transferred by the Select Value Portfolio. The assets of the Select Value Portfolio and the per share net asset value of the Value Opportunities Fund shares would be valued as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date. All such valuations would be conducted in accordance with the policies and procedures of the Value Opportunities Fund as described in the accompanying Value Opportunities Fund Prospectus, or in the Value Opportunities Fund SAI.

         On the Closing Date, the Select Value Portfolio would distribute pro rata to its shareholders of record the shares of the Value Opportunities Fund received by the Select Value Portfolio. Such distribution would be accomplished by opening accounts on the books of the Value Opportunities Fund in the names of shareholders of the Select Value Portfolio and by transferring the shares credited to the account of the Select Value Portfolio on the books of the Value Opportunities Fund. Each account opened would represent the respective pro rata number of Value Opportunities Fund shares due to each Select Value Portfolio shareholder. Fractional shares of the Value Opportunities Fund would be rounded to the nearest thousandth of a share. The class(es) of shares of the Value Opportunities Fund to be received by each shareholder will correspond to the class(es) of shares of the Select Value Portfolio held by that individual, such that each shareholder will receive, for each class of Select Value Portfolio owned by such shareholder, the number of shares of the corresponding Value Opportunities Fund class that equals the net asset value of the shareholder's Select Value Portfolio shares immediately prior to the Reorganization.

         Accordingly, every shareholder of the Select Value Portfolio would own shares of the Value Opportunities Fund immediately after the Reorganization, corresponding with the class(es) of shares held previously, and the aggregate net asset value of which is expected to be equal to the aggregate net asset value of such shareholder's Select Value Portfolio shares immediately prior to the Reorganization. Moreover, because the Value Opportunities Fund shares would be issued at net asset value in exchange for the net assets of the Select Value Portfolio, and the aggregate value of those assets would equal the aggregate value of the Value Opportunities Fund shares issued in exchange therefor, the net asset value per share of the Value Opportunities Fund would not change as a result of the Reorganization. Thus, the Reorganization would not result in economic dilution to any Select Value Portfolio or Value Opportunities Fund shareholder.

         Prior to the Closing Date, the Select Value Portfolio would declare and pay a dividend to its shareholders of record, so that for the short taxable year that ends on the Closing Date, it would have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.


OTHER TERMS


         Principal Preservation (on behalf of the Select Value Portfolio) and Nationwide (on behalf of the Value Opportunities Fund) have each made representations and warranties in the Plan that are customary in a matter such as the Reorganization. Such representations and warranties do not survive the Closing Date and Select Value Portfolio shareholders will not be liable for breaches thereof. The consummation of the Reorganization is also subject to the conditions precedent set forth in the Plan, including, without limitation, (a) approval of the Reorganization by the Select Value Portfolio shareholders; (b) receipt of a legal opinion of Quarles & Brady LLP that the Reorganization will not result in recognition of gain or loss for federal income tax purposes by the Value Opportunities Fund, the Select Value Portfolio or the Select Value Portfolio shareholders; (c) the Registration Statement on Form N-14 shall have become effective under the Securities Act of 1933, no stop orders suspending the effectiveness thereof shall have been issued with respect thereto, and to the knowledge of the parties to the Plan, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; (d) the valuation made by Nationwide of the Select Value Portfolio's assets immediately prior to the Reorganization does not differ by more than 0.05% from the corresponding valuation conducted by Principal Preservation, in each case using the smaller of the two valuations as the base line for calculating the percentage difference; (e) there shall have been no material adverse changes in the financial condition, business, operation or assets of either the Value Opportunities Fund or the Select Value Portfolio (other than changes occurring in the ordinary course of business); and (f) the SEC shall have issued an order under Section 17(b) of the 1940 Act exempting the Reorganization from the provisions of Section 17(a) of the 1940 Act.


         Notwithstanding approval of the Select Value Portfolio's shareholders, the Reorganization may be terminated at any time prior to the Closing Date (i) by mutual written consent of the parties; (ii) by either party if the closing shall not have occurred by March 31, 2001; (iii) by either party upon a misrepresentation, breach of warranty or failure to perform any agreement or covenant by the other party in any of its representations, warranties, agreements or covenants set forth in the Plan; or (iv) by Nationwide if at any time the Board of Directors of Principal Preservation changes its recommendation to the Select Value Portfolio shareholders.


         Each party to the Plan shall bear its own legal, accounting and other related expenses in connection with the Reorganization. However, neither the Select Value Portfolio nor the Value Opportunities Fund is expected to incur any costs, fees or expenses in connection with the Reorganization. Ziegler has agreed to pay the cost of soliciting the vote of shareholders of the Select Value Portfolio on the transactions contemplated in the Agreement, including costs of preparation, printing, and distribution of proxy materials, legal and tax opinions, transfer and stamp taxes, and the costs of printing and distributing prospectus supplements describing such matters, and the fees of Quarles & Brady LLP, Principal Preservation's legal counsel, in connection with the Reorganization. Also, NorthPointe and/or Villanova have agreed to pay the Value Opportunities Fund's costs in connection with the Reorganization including, without limitation, the fees of Stradley Ronon, Stevens & Young LLP, Nationwide's legal counsel.


RELATED PARTY TRANSACTIONS

         Ziegler would receive payments in connection with, and following, the Reorganization pursuant to a separate agreement between Ziegler and NorthPointe.


         First, for a period of 72 months from the Closing Date, Ziegler would receive from NorthPointe (or, as appropriate, an affiliate of NorthPointe) a fee, payable monthly at an annual rate of 0.15% on the then aggregate net asset value of the shares of the Value Opportunities Fund issued in the Reorganization (the "Transaction Shares"), so long as the Value Opportunities Fund is subject to fee waivers and expense reimbursements, or 0.20% so long as the Value Opportunities Fund is not subject to fee waivers and expense reimbursements. For purposes of calculating these fees, the value of Transaction Shares will increase only as a result of appreciation in the market value of those shares and through reinvestments of dividends declared in respect of those shares and will decrease only as a result of depreciation in market value of those shares and redemptions of those shares. As consideration for this fee, Ziegler would render various services in completing the Reorganization, attempt to maintain the Select Value Portfolio assets in the Value Opportunities Fund and, consistent with its fiduciary obligations, cause the Value Opportunities Fund to be approved as a participant investment option in Ziegler's retirement plan and to remain as an investment option for at least two years. Also, at no time would Ziegler, consistent with its fiduciary obligations, directly or indirectly recommend or encourage, or cause anyone else to recommend or encourage, any shareholder of the Value Opportunities Fund to redeem their shares in that Fund.



         Second, under the terms of a Selected Dealer Agreement (the "Dealer Agreement"), Ziegler would be entitled to receive a 12b-1 fees equal to 0.25% payable with respect to the Transaction Shares as selling broker. In accordance with the terms of the Dealer Agreement, the 0.25% 12b-1 fees may be paid to Ziegler after the expiration of the above noted 72 month period, if Transaction Shares remain invested in the Value Opportunities Fund after such time.



         Finally, pursuant to the Dealer Agreement, Ziegler would receive the reallowance of remaining 12b-1 fees on the Transaction Shares that are Class B shares all contingent deferred sales charges collected on the redemption of such Shares until the total of such payments to Ziegler is $48,000 or such lesser amount as Ziegler shall pay to Putnam Lovell to eliminate its Class B share financing arrangement regarding the Select Value Portfolio. After Ziegler is reimbursed for the amount of the Class B share financing (up to $48,000), Ziegler will be entitled to receive a 12b-1 fee equal to 0.25% collected on the Transaction Shares and any additional shares of the Nationwide Value Opportunities Fund for which Ziegler is named broker of record.



          Any out-of-pocket costs incurred by Ziegler on its own behalf or on behalf of the Select Value Portfolio as a result of the Reorganization will be borne by Ziegler. Any out-of-pocket costs incurred by NorthPointe or Villanova on their own behalf or on behalf of the Nationwide Value Opportunities Fund will be borne by NorthPointe and/or Villanova. In addition, NorthPointe will contribute to reduce Ziegler's out-of-pocket expenses by paying to Ziegler an amount, if any, equal to $25,000, less the combined expenses borne by NorthPointe and Villanova in connection with the Reorganization.



         Ziegler has agreed to indemnify Nationwide, the Value Opportunities Fund, NorthPointe and Villanova, and their respective officers, directors or trustees, agents and assigns, from against any claims or liabilities that may arise out of Ziegler's negligent actions or omissions in effecting the Reorganization and Ziegler's grossly negligent actions or omissions in providing management services to the Select Value Portfolio up to and through the Closing Date, but with respect to the investment advisory services to the Select Value Portfolio, only up to September 29, 2000.



         NorthPointe has agreed to indemnify Nationwide, the Value Opportunities Fund, Villanova and Ziegler, and their respective officers, directors or trustees, agents and assigns, from and against any claims or liabilities that may arise out of NorthPointe's grossly negligent actions or omissions in providing investment advisory services to the Select Value Portfolio beginning on September 29, 2000 and up to the Closing Date.



         Villanova and NorthPointe have agreed to indemnify Nationwide, the Value Opportunities Fund and Ziegler, and their respective officers, directors, agents and assigns, from and against any claims or liabilities that may arise out of the negligent actions or omissions of, respectively, Villanova and NorthPointe in effecting the Reorganization.



SECTION 17(A) MATTERS



         The parties have filed an application with the SEC requesting an order exempting the Reorganization from the provisions of Section 17(a) of the 1940 Act. The Reorganization will not be completed until the SEC issues such order.
Section 17(a) generally prohibits any affiliated person of a registered investment company, or any affiliated person of such affiliated person acting as principal, knowingly to sell any security or other property to such investment company or to purchase from such investment company from such investment company. Rule 17a-8 exempts from Section 17(a) a merger, consolidation or purchase or sale of substantially all of the assets involving registered investment companies that may be affiliated persons, or affiliated persons of affiliated persons, solely by reason of having a common investment adviser, provided that certain conditions are satisfied. However, the parties believe that Rule 17a-8 may not be available to exempt the Reorganization from the prohibitions of Section 17(a) because the Value Opportunities Fund may be deemed to be an affiliated person of an affiliated person of the Select Value Portfolio for reasons other than having a common investment adviser.



         The Value Opportunities Fund is an affiliated person of VMF because VMF owns more than 5% of the voting securities of the Value Opportunities Fund, and VMF is an affiliated person of NorthPointe because VMF and NorthPointe are presumed to be under the common control of Villanova (which owns more than 50% of each entity's outstanding voting securities). VMF, NorthPointe and Villanova may be viewed as a single entity (the "Nationwide Companies") for purposes of
Section 17(a) due to Villanova's controlling position in VMF and NorthPointe and the fact that each such entity shares common officers. Accordingly, the Value Opportunities Fund would be an affiliated person of the Nationwide Companies since the Nationwide Companies own more than 5% of the outstanding voting securities of the Value Opportunities Fund. The Nationwide Companies would be an affiliated person of the Select Value Portfolio because NorthPointe is the Portfolio's investment adviser.



         The affiliation described above has necessitated the parties' request for an exemptive order from the SEC. Under Section 17(b) of the 1940 Act, the SEC will grant the request if evidence establishes that: (1) the terms of the proposed transaction, including the consideration to be paid or received, are reasonable and fair and do not involve overreaching on the part of any person concerned; (2) the proposed transaction is consistent with the policy of each registered investment company concerned, as recited in its registration statement and reports filed under the 1940 Act; and (3) the proposed transaction is consistent with the general purposes of the 1940 Act. Nationwide and Principal Preservation believe that the evidence will establish that the Reorganization meets all these requirements and that the SEC will issue an order exempting it from the provisions of Section 17(a).


BACKGROUND TO REORGANIZATION

         Principal Preservation and Ziegler remain committed to serving the shareholders of each Principal Preservation mutual fund. Ziegler or its affiliate, Ziegler Asset Management, Inc., served as investment adviser to the Select Value Portfolio from its inception in 1994 through September 29, 2000. Ziegler, however, has limited resources and experienced personnel dedicated to a small cap, value investment style, which are required to manage the Select Value Portfolio. For that reason Skyline Asset Management, L.P. was initially engaged to be sub-adviser to the Select Value Portfolio. Skyline resigned as sub-adviser as of March 1, 2000 and Ziegler then took responsibility for the direct management of the Select Value Portfolio's assets. Leon Dodge, a Ziegler officer, became portfolio manager.

         In June 2000, Ziegler held discussions with VMF regarding its interest in managing the Select Value Portfolio or the interest of Nationwide in acquiring the Portfolio's assets. On July 11, 2000, Ziegler entered into a letter of intent with VMF regarding the transfer of the Select Value Portfolio's assets to the Value Opportunities Fund in a tax-free reorganization that would be subject to approval by the Principal Preservation Board of Directors, the Select Value Portfolio shareholders and the Nationwide Board of Directors.


         In September 2000, Leon Dodge, the portfolio manager of the Select Value Portfolio, announced his resignation from Ziegler. Mr. Dodge's resignation left Ziegler without an experienced portfolio manager who could effectively manage the Select Value Portfolio. In response, Ziegler requested NorthPointe to manage the Select Value Portfolio on an interim basis. NorthPointe was selected because it is the sub-adviser to the Value Opportunities Fund which has a similar investment objective and similar principal strategies to those of the Select Value Portfolio. NorthPointe agreed to serve as investment adviser under the Interim Agreement which was approved by the Principal Preservation Board and became effective on September 29, 2000.


         The parties then prepared and negotiated the terms of the Plan consistent with the letter of intent for the Reorganization, and drafted the Registration Statement including this Proxy Statement/Prospectus.

         The Board of Directors of Principal Preservation discussed the possibility of a tax-free transaction with the Value Opportunities Fund at meetings held on August 4 and September 27, 2000. The Board considered and unanimously approved the Reorganization in principle at a meeting on November 10, 2000, and formally approved the Plan, subject to Select Value Portfolio shareholder approval, at a meeting held on December 12, 2000. During such meetings, the Board of Directors requested and reviewed information about Nationwide, the Value Opportunities Fund, VMF, NorthPointe and NAS, asked questions of and received answers from management of Nationwide, VMF and NorthPointe, made inquiries of Ziegler regarding the terms of the Reorganization and its benefits to the Select Value Portfolio shareholders, consulted with legal counsel, and considered alternatives, including the possibility of entering into a long-term shareholder-approved advisory agreement with NorthPointe or other qualified adviser or merging the Select Value Portfolio with another similar fund.

REASONS FOR THE PROPOSED REORGANIZATION

         The Board of Directors of Principal Preservation has unanimously determined that the interests of the shareholders of the Select Value Portfolio will not be diluted as a result of the Reorganization, and that the Reorganization is fair to, and in the best interests of, the shareholders of the Select Value Portfolio. In reaching such conclusion, the Board of Directors considered a number of factors, including the following:

         (1) The similarity of the investment objectives and strategies of the Funds, including the fact that both Funds invest primarily in small cap stocks on a value basis;

         (2) The fact that both Funds have the same adviser or sub-adviser (NorthPointe), which has the requisite expertise in, and resources available to devote to, small cap value investing;

         (3) The Funds' fee and capital structures, and other shareholder services, including the fact that both Funds offer Class A and Class B shares, and the fact that the advisory fees and annual operating expenses (net of waivers and reimbursements which extend until February 28, 2002) of the Value Opportunities Fund are lower than those of the Select Value Portfolio and competitive with other comparable mutual funds;



         (4) The distribution capabilities of the Value Opportunities Fund's distributor and its anticipated ability to increase the size of the Fund through new sales of shares;



         (5) The structure of the Reorganization to be tax-free to the Select Value Portfolio shareholders;



         (6) The reputation of Nationwide Financial Services, Inc., Nationwide Mutual Life Insurance Company and Nationwide Fire Insurance Company, the parents of the investment adviser, sub-adviser, distributor and transfer agent for the Value Opportunities Fund;



         (7) The significant number of other investment options within the Nationwide family of funds which would be available to the Select Value Portfolio shareholders following the Reorganization;



         (8) The fact that, under the Interim Agreement and Rule 15a-4 under the 1940 Act, NorthPointe cannot continue to serve as the Select Value Portfolio's investment adviser after February 26, 2001 unless the Select Value Portfolio shareholders approve the New Advisory Agreement as proposed herein; and



         (9) The potential benefits and detriments to the Select Value Portfolio shareholders of alternatives to the Reorganization, including continuing to operate the Fund on a long-term basis with another investment adviser (under an agreement that would require shareholder approval), or attracting another mutual fund to acquire the Select Value Portfolio.


         The unanimous decision by the Principal Preservation Board of Directors to recommend that the shareholders of the Select Value Portfolio vote to approve the Reorganization was made primarily because the Reorganization would be a means of combining the Select Value Portfolio with a Fund having similar investment objectives and policies and the same portfolio managers. The Board further believes that the Reorganization should result in the reduction of certain costs and expenses presently incurred, as the larger aggregate net assets of the combined Fund may enable shareholders to benefit from economies of scale by spreading certain fixed expenses over a larger asset base and potentially resulting in a lower overall expense ratio if the Value Opportunities Fund continues to grow. There can be no assurance, however, that those economies of scale and a lower overall expense ratio will be achieved. See "Comparison of the Funds - Expenses" above.

FEDERAL TAX CONSIDERATIONS

         In the opinion of Quarles & Brady LLP, the principal Federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows: (i) the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Select Value Portfolio and the Value Opportunities Fund will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Select Value Portfolio upon the transfer of substantially all of its assets to the Value Opportunities Fund in exchange solely for shares of the Value Opportunities Fund; (iii) no gain or loss will be recognized by the Value Opportunities Fund upon its receipt of substantially all of the assets of the Select Value Portfolio in exchange solely for shares of the Value Opportunities Fund; (iv) no gain or loss will be recognized by any shareholder of the Select Value Portfolio upon the liquidation of the Select Value Portfolio and the related surrender of their shares of the Select Value Portfolio in exchange for shares of the Value Opportunities Fund; (v) the tax basis of the shares of the Value Opportunities Fund to be received by a shareholder of the Select Value Portfolio will be the same as the tax basis of the shares of the Select Value Portfolio surrendered in the Reorganization; (vi) the holding period of the shares of the Value Opportunities Fund to be received by a shareholder of the Select Value Portfolio will include the holding period for which such shareholder held the shares of the Select Value Portfolio exchanged therefor, provided that such shares of the Select Value Portfolio are a capital asset in the hands of such shareholder as of the Closing; (vii) the Value Opportunities Fund's basis in the assets acquired from the Select Value Portfolio will be the same as the basis of such assets in the hands of the Select Value Portfolio immediately prior to the Reorganization; (viii) the holding period of the assets of the Select Value Portfolio in the hands of the Value Opportunities Fund will include the period during which such assets were being held by the Select Value Portfolio; and (ix) the Value Opportunities Fund will succeed to and take into account as of the Closing Date the items of the Select Value Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.

         The foregoing opinions are conditioned upon the accuracy, as of the date hereof and as of the closing, of certain representations upon which Quarles & Brady LLP has relied in rendering these opinions, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the Reorganization): (A) there is no agreement or intention on the part of the shareholders of the Select Value Portfolio to redeem a number of the shares of the Value Opportunities Fund received by them in the Reorganization that would reduce the Select Value Portfolio shareholder's ownership of the Value Opportunities Fund to a number of shares having a value, as of the Closing Date, of less than 50% of the value of the formerly outstanding shares of the Select Value Portfolio as of the Closing Date; (B) following the Reorganization, the Value Opportunities Fund will continue the historic business of the Select Value Portfolio (for this purpose "historic business" shall mean the business most recently conducted by Principal Preservation on behalf of the Select Value Portfolio other than in connection with the Reorganization) or use a significant portion of the Select Value Portfolio's historic business assets in a business;
(C) each of Nationwide and Principal Preservation is a regulated investment company within the meaning of Section 851 of the Code, and each of the Value Opportunities Fund and the Select Value Portfolio is an investment company as defined in Sections 368(a)(2)(F)(i) and (iii) of the Code; (D) Nationwide has no plan or intention to redeem or reacquire any of the Value Opportunities Fund shares issued in the Reorganization, except to the extent that the Value Opportunities Fund is required by the 1940 Act to redeem any of its shares presented for redemption; (E) Nationwide does not plan or intend to sell or otherwise dispose of any of the assets of the Select Value Portfolio acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" under the Code and as a series of an open-end investment company under the 1940 Act; (F) the fair market value of the Value Opportunities Fund shares received by each Select Value Portfolio shareholder will be approximately equal to the fair market value of the Select Value Portfolio shares surrendered in exchange; (G) the fair market value of the Select Value Portfolio assets transferred to the Value Opportunities Fund in the Reorganization will be approximately equal to the fair market value of the Value Opportunities Fund shares received in exchange, and the Value Opportunities Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Select Value Portfolio immediately prior to the Reorganization; and (H) the parties have entered into the Agreement and are completing the Reorganization for valid business purposes.


         Prior to the Reorganization, the Value Opportunities Fund does not intend to distribute to shareholders any previously undistributed ordinary income or net capital gains. Shareholders of the Select Value Portfolio who receive Value Opportunities Fund shares in the Reorganization could potentially be taxed on this income or gain when it is distributed after the Reorganization is completed.


         THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF THE SELECT VALUE PORTFOLIO. SELECT VALUE PORTFOLIO SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

                     PROPOSAL 2: APPROVAL OF A NEW ADVISORY
                           AGREEMENT WITH NORTHPOINTE

REASONS AND BACKGROUND


         You are also being asked to approve at the Meeting a New Advisory Agreement with NorthPointe, the full text of which is set forth as Appendix B attached to this Proxy Statement/Prospectus. If approved, the New Advisory Agreement would only by implemented if the Reorganization has not been approved, or, if approved, has not been completed by February 26, 2001. If the New Advisory Agreement is not approved, the Select Value Portfolio would be without an investment adviser to manage its assets after February 26, 2001, if the Reorganization has not then been approved and completed. Approval of the New Advisory Agreement is essentially a precautionary measure, designed to ensure that the Select Value Portfolio continues to receive daily investment management services from NorthPointe (the current investment adviser for the Portfolio) in the event the Reorganization has not occurred by February 26, 2001. Shareholder approval of the New Advisory Agreement will also be treated as a ratification of any management fees to which NorthPointe may be entitled under the Interim Agreement.



         NorthPointe has served as interim investment adviser for the Select Value Portfolio since September 29, 2000, under an Interim Agreement approved by the Board of Directors of Principal Preservation pursuant to Rule 15a-4 under the 1940 Act. The Board approved the Interim Agreement following the resignation in September 2000 of Leon Dodge, the portfolio manager of the Select Value Portfolio, from Ziegler, which left Ziegler without an experienced portfolio manager who could effectively manage the Select Value Portfolio. In response, Ziegler approached NorthPointe to manage the Select Value Portfolio. NorthPointe has expertise in managing small cap value portfolios, and manages the Value Opportunities Fund which has a similar investment objective and similar investment policies to those of the Select Value Portfolio.


DESCRIPTION OF INTERIM AGREEMENT

         As required by Rule 15a-4, the terms and conditions of the Interim Agreement were identical in all material respects to the previous investment advisory agreement with Ziegler, including the rate of the management fee, except for the date of effectiveness, termination, escrow and certain other terms envisioned by Rule 15a-4.


         Under Rule 15a-4 the Interim Agreement may not continue for more than 150 days from September 29, 2000 (or after February 26, 2001). In approving the Interim Agreement, the Board of Directors of Principal Preservation determined that the scope and quality of services NorthPointe is providing to the Select Value Portfolio under the Interim Agreement are at least equivalent to the scope and quality of services Ziegler was providing under the previous investment advisory agreement.

         Under the Interim Agreement, compensation payable to NorthPointe is being held in an interest-bearing escrow account. Such compensation for the period from September 29, 2000 to October 31, 2000 amounted to $18,548. Pursuant to Rule 15a-4, the Interim Agreement provides that if shareholders of the Select Value Portfolio approve the New Advisory Agreement with NorthPointe no later than 150 days from the termination of the previous agreement with Ziegler, NorthPointe is entitled to the compensation held in the interest-bearing escrow account (including interest earned). If shareholders of the Select Value Portfolio do not approve the New Advisory Agreement with NorthPointe within that period, the Interim Agreement provides that NorthPointe is entitled to be paid, out of the interest- bearing escrow account, the lesser of the total amount held in the interest-bearing escrow account (plus interest earned on that amount) or any costs incurred by NorthPointe in performing its duties under the Interim Agreement prior to its termination (plus interest earned on the amount while in the interest-bearing escrow account). However, because NorthPointe has agreed to waive fees until February 26, 2001 under the Interim Agreement so that the annual operating expenses of the Select Value Portfolio as a percentage of average daily net assets do not exceed 1.40% for Class A shares and 2.15% for Class B shares, it is not likely that NorthPointe will receive any amounts out of escrow.


TERMS OF NEW ADVISORY AGREEMENT AND COMPARISON WITH INTERIM AGREEMENT AND PREVIOUS AGREEMENT


         The New Advisory Agreement is substantially similar to, and has the same management fee rate as, the Interim Agreement and the previous agreement with Ziegler. The principal differences between the agreements relate to their effective and termination dates, the inclusion in the Interim Agreement of certain provisions required by Rule 15a-4 and applicable contractual fee waivers. Specifically, the New Advisory Agreement provides that it will not be implemented until February 26, 2001 and then only if the Reorganization has not been approved by shareholders or, if approved, has not been completed by that date. If implemented, the New Advisory Agreement will continue through the earlier to occur of October 31, 2001 or the closing date of the Reorganization, unless otherwise terminated. Moreover, NorthPointe will not agree under the New Advisory Agreement to waive its management fees beyond February 26, 2001 if shareholders do not approve the Plan. Ziegler has likewise determined to discontinue its fee waivers and expense reimbursements if the Plan is not approved by shareholders. The absence of fee waivers and expense reimbursements will likely mean an increase of at least 0.75% to the expense ratios for the Class A and Class B shares of the Select Value Portfolio. Notwithstanding the above, NorthPointe and Ziegler have committed to waive fees and/or reimburse expenses to maintain the expense ratios for Class A and Class B shares of the Select Value Portfolio at current levels if the Plan is approved.



         Under the terms of the New Advisory Agreement, NorthPointe has agreed to provide advisory services and to provide or cause to be provided certain administrative services. The advisory services to be provided by NorthPointe under the New Advisory Agreement are identical to those currently provided by NorthPointe under the Interim Agreement and those provided by Ziegler under the previous advisory agreement. Under the New Advisory

Agreement, NorthPointe will provide professional investment management with respect to the investment of the assets of the Select Value Portfolio and supervise and arrange the purchase and sale of securities held in its portfolio. NorthPointe will decide what securities and other investments are to be purchased or sold by the Select Value Portfolio and when, and will implement such decisions through the placement of orders for the execution of portfolio transactions with or through brokers or dealers as it may select consistent with Principal Preservation's policy to obtain "best execution." In making such selection, NorthPointe is also authorized to consider whether the broker provides brokerage and/or research services to the Select Value Portfolio and/or other accounts of NorthPointe. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by NorthPointe that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or NorthPointe's overall responsibilities as to the accounts as to which it exercises investment discretion.


         NorthPointe will provide the services under the New Advisory Agreement in accordance with the Select Value Portfolio's investment objectives, policies and restrictions, as stated in the current prospectus and statement of additional information of the Select Value Portfolio. NorthPointe will not be subject to liability to Principal Preservation, Select Value Portfolio or any shareholder of the Select Value Portfolio for any act or omission in the course of, or in connection with rendering services under, the New Advisory Agreement, and will be indemnified from any liability arising from its conduct under the New Advisory Agreement, in each case so long as there is no wilful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of NorthPointe.


         The rate of management fees payable under the New Advisory Agreement by the Select Value Portfolio is equal to the rate payable under the current Interim Agreement and previous advisory agreement with Ziegler. The management fee is payable monthly at the annual rate equal to 0.75% of the first $250 million of the average daily net assets of the Select Value Portfolio and 0.65% on assets in excess of $250 million. However, unlike the Interim Agreement and the previous advisory agreement with Ziegler, NorthPointe will not agree to waive its management fees under the New Advisory Agreement if the Plan is not approved by shareholders of the Select Value Portfolio. As under the previous advisory agreement with Ziegler, the New Advisory Agreement with NorthPointe provides that NorthPointe pays all expenses incurred by it in connection with its activities under the New Advisory Agreement, other than the cost of securities (including brokerage commissions, if any) purchased for the Select Value Portfolio.



         The New Advisory Agreement will be implemented only if the Reorganization is not completed by February 26, 2001 and then will continue only through the earlier to occur of October 31, 2001 or until the Reorganization is completed, unless otherwise terminated as provided therein. Principal Preservation would terminate the New Advisory Agreement for, among other reasons, a sale or reorganization of the Select Value Portfolio with another mutual fund, the replacement of NorthPointe with a new adviser, or the liquidation of the Select Value Portfolio, all of which would require shareholder approval.

         If the New Advisory Agreement is not approved, and the Reorganization is not completed by February 26, 2001, the Select Value Portfolio will not have an investment adviser until another advisory contract is approved by shareholders. This result could have a material adverse effect on the Select Value Portfolio.

INFORMATION REGARDING NORTHPOINTE


         NorthPointe is a Michigan limited liability company formed in 1999 and located at 101 West Big Beaver Road, Suite 1125, Troy, Michigan 48084. It is a federally registered investment adviser. In addition to serving as the investment adviser for the Select Value Portfolio, NorthPointe is the sub-adviser for the Value Opportunities Fund and manages other advisory accounts, including the NorthPointe Small Cap Value Fund, a series of Nationwide with net assets of approximately $23.4 million as of October 31, 2000. NorthPointe receives a sub-advisory fee of 0.85% of the average daily net assets of the Nationwide Small Cap Value Fund. As of November 30, 2000, NorthPointe had approximately $375 million under its discretionary management.


         Jeffrey C. Petherick and Mary C. Champagne, two officers of NorthPointe, are co-portfolio managers of the Select Value Portfolio as well as the Value Opportunities Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000. From June 1995 through December 1999, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund. Mr. Petherick joined Loomis, Sayles in 1990, and Ms. Champagne joined Loomis, Sayles in 1993.


         NorthPointe is a majority-owned subsidiary of Villanova, with the balance of its shares owned by certain of its employees. Information regarding the principal executive officer, managing director and other owners of NorthPointe is set forth below. The address of each such person is the same as NorthPointe's unless otherwise shown.




        Name                           Position at NorthPointe                      Principal Occupation
        ----                           -----------------------                      --------------------
Paul J. Hondros                  Chief Executive Officer, President             President and Chief Executive
                                 and Member of the Investment                   Officer of Villanova Mutual
                                 Committee                                      Fund Capital Trust, Villanova SA
                                                                                Capital Trust, and Villanova
                                                                                Capital, Inc.
                                                                                1200 River Road
                                                                                Conshohocken, PA 19428

Michael P. Hayden                Managing Director and owner of                 Managing Director, NorthPointe
                                 20% of the Class B ownership
                                 interests of NorthPointe


        Name                           Position at NorthPointe                      Principal Occupation
        ----                           -----------------------                      --------------------
Jeffrey C. Petherick             Portfolio Manager, Member of the               Portfolio Manager, NorthPointe
                                 Investment Committee and owner
                                 of 30% of the Class B ownership
                                 interest of NorthPointe

Mary C. Champagne                Portfolio Manager, Member of the               Portfolio Manager, NorthPointe
                                 Investment Committee and owner
                                 of 30% of the Class B ownership
                                 interest of NorthPointe

Peter J. Cahill                  Portfolio Manager, Research                    Portfolio Manager and Research
                                 Analyst, Member of the Investment              Analyst, NorthPointe
                                 Committee and owner of 20% of
                                 the Class B ownership interest of
                                 NorthPointe



PAYMENTS TO ZIEGLER



         During the fiscal year ended October 31, 2000, Ziegler was paid $55,050 under the previous Investment Advisory Agreement which was terminated on September 29, 2000. Ziegler also received from the Select Value Portfolio $4,001 in administrative fees, $19,000 in accounting and pricing service fees, $14,520 in 12b-1 fees, $12,082 in commissions on sales of shares for the Select Value Portfolio shares. Ziegler reimbursed $76,911 to the Select Value Portfolio during the fiscal year. For executing portfolio transactions for the Select Value Portfolio as a broker-dealer during the fiscal year ended October 31, 2000, Ziegler received $780 in commissions, which represented about 2.5% of the aggregate brokerage commissions paid by the Select Value Portfolio.


BOARD CONSIDERATIONS


         In determining whether to approve the Interim Agreement and New Advisory Agreement with NorthPointe, the Board of Directors, including a majority of the directors who are not "interested persons" of Principal Preservation, determined that the scope and quality of services to be provided under both the Interim Agreement and the New Advisory Agreement were at least equivalent to those provided under the previous advisory agreement with Ziegler. The Board believes that the NorthPointe personnel have significant experience in the small cap, value investment style and in managing mutual funds, and that NorthPointe has adequate financial and other resources to manage the Select Value Portfolio. In addition, the Board was advised that it was not anticipated that there would be changes in the personnel who provide the portfolio management services to the Select Value Portfolio during the terms of both the Interim Agreement and the New Advisory Agreement. The Board considered the fact that there were no material differences between the terms and conditions of the Interim

Agreement and New Advisory Agreement and the previous advisory agreement with Ziegler, other than the dates of effectiveness and termination provisions, the applicable fee waivers and, with respect to the Interim Agreement, the escrow provisions and other terms envisioned by Rule 15a-4. The Board also compared the management fees by the Select Value Portfolio to the fees paid by other comparable funds, and considered the lack of viable alternatives to the New Advisory Agreement. The Board considered both the Interim Agreement and New Advisory Agreement as part of its overall approval of the Reorganization and Plan.

         Based upon the considerations set forth above, the Board has determined that the New Advisory Agreement is in the best interests of the Select Value Portfolio and its shareholders. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE SELECT VALUE PORTFOLIO VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT, WHICH, IF SO APPROVED, WOULD ONLY BECOME EFFECTIVE IF THE REORGANIZATION IS NOT COMPLETED BY FEBRUARY 26, 2001.


        DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS

VALUE OPPORTUNITIES FUND

         Nationwide is an open-end management investment company organized on October 30, 1997 by a Declaration of Trust, subsequently amended, under the laws of Ohio. Nationwide offers shares in numerous separate series, each with its own investment objective. Nationwide Value Opportunities Fund, which is one of these series, is a diversified fund as defined in the 1940 Act.

         The Value Opportunities Fund currently has three classes of shares of beneficial interest, without par value: Class A shares, Class B shares, and Institutional Service Class shares. Shares of a particular class give the holders of those shares an interest only in the assets of that class. In a liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. Shares of a particular class are equal in all respects to the other shares of that class. Each share has one vote and each fractional share has a proportionate fractional vote on each matter presented to that class of shareholders. When Value Opportunities Fund shares are issued and paid for in accordance with the terms of the Agreement, they will be fully paid and non-assessable by Nationwide. Shares may be exchanged or converted as described in the Value Opportunities Fund Prospectus and Statement of Information, but will have no other preference, conversion, exchange or preemptive rights. Neither its Declaration of Trust, the 1940 Act, nor any other authority requires Nationwide to hold an annual or special meeting of shareholders except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. With respect to termination, a sale of assets, the change of fundamental investment objectives, policies and restrictions or the approval of an investment advisory agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal.

         Unless a shareholders' meeting is required by the 1940 Act or other applicable law, Nationwide does not intend to have an annual or special meeting of shareholders. However, as represented to the SEC, Nationwide will call a special meeting of shareholders for the purpose of considering the removal of one or more Trustees upon written request from shareholders holding ten percent or more of the outstanding votes of Nationwide, and Nationwide will assist those shareholders in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of Nationwide), by majority vote, has the power to remove one or more Trustees.

SELECT VALUE PORTFOLIO

         Principal Preservation is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation. The authorized capital stock of Principal Preservation consists of one billion shares of common stock, with a par value of $.001 per share. Shares of Principal Preservation are currently divided into nine series of mutual fund portfolios (including the Select Value Portfolio), each with distinct investment objectives, policies and strategies. Shares of each series are further divided into classes. The Select Value Portfolio currently has three classes of shares:
Class A shares, Class B shares and Class C shares, although no Class C shares are issued or outstanding. The Board of Directors of Principal Preservation may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

         The separate classes of shares within the Select Value Portfolio and all other mutual fund portfolios of Principal Preservation have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder serving expenses and may have its own sales load structure. At the discretion of the Board, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the Portfolio's assets) if the separate classes incur those expenses in different amounts or if one class receives services of a different kind or to a different degree than another class within each Portfolio. Each Portfolio allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.

         Each share of the Select Value Portfolio, when issued and fully paid for, is duly authorized, validly issued, fully paid and non-assessable. Shares are redeemable and exchangeable as described in the Select Value Portfolio Prospectus and SAI. Shares have no preference, pre-emptive, subscription or conversion rights.

         Each share has one vote (and each fractional share has a corresponding fractional vote) on each matter presented to shareholders. All shares vote together on matters that affect all shareholders uniformly such as the election of directors. On matters affecting a particular Portfolio (such as approval of advisory contracts and changes in fundamental investment policies), a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required.

         As a Maryland corporation, Principal Preservation is not required to hold, and in the future does not plan to hold annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract.


                                 CAPITALIZATION

         The following table shows the capitalization of the Class A and Class B shares of the Select Value Portfolio and the Value Opportunities Fund, respectively, as of December 31, 2000, and the unaudited pro forma capitalization of the Class A and Class B shares of the Value Opportunities Fund as of that date giving effect to the Reorganization:




                                                                     VALUE                            PRO FORMA
                           SELECT VALUE PORTFOLIO              OPPORTUNITIES FUND                   COMBINED FUND
                           ----------------------              ------------------                   -------------
                          Class A          Class B          Class A          Class B           Class A          Class B
                          -------          -------          -------          -------           -------          -------
Net Assets            $8,560,439       $1,421,493        $3,548,090         $969,176        $12,108,529       $2,360,669
Net Asset Value           $13.90           $13.69            $13.27           $13.27             $13.27           $13.27
Per Share
Shares Outstanding       615,917          103,818           267,292           73,038            912,474          177,895





         The Value Opportunities Fund also has outstanding Institutional Service Class shares. At December 31, 2000, the net assets of the Institutional Service Class shares were $5,533,771, the net asset value per Institutional Service Class share was $13.33, and the number of outstanding Institutional Service Class shares was 415,113.

                            OWNERSHIP OF FUND SHARES


VALUE OPPORTUNITIES FUND

         As of December 29, 2000, no person was known to own of record or beneficially 5% or more of the outstanding shares of the Value Opportunities Fund, other than as set forth below:



Holder                                           No. of Shares/Class                         Percentage Owned
------                                           -------------------                         ----------------
Villanova Mutual Fund Capital Trust               33,699.652 (Class A)                             4.4%
1200 River Road                                   33,408.577 (Class B)                             4.4%
Conshohocken, PA 19428                            33,563.534 (Inst. Serv.)                         4.4%
                                                 -----------                                      -----
                                                 100,671.763                                      13.2%

Charles Schwab & Co. Inc.                        100,905,907 (Class A)                            13.2%
Special Custody Acct for the
Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

Nationwide Life Insurance Co. QPVA               235,753.050 (Inst. Serv.)                        31.0%
P.O. Box 182029
Columbus, OH 43218

Smith Barney Inc.                                106,991.577 (Inst. Serv.)                        14.0%
333 West 47th Street
Seventh Floor
New York, NY 10001


         The Value Opportunities Fund is not controlled by any person.

         To the knowledge of Nationwide, the beneficial ownership of shares of the Value Opportunities Fund by the officers and trustees of Nationwide as a group constituted less than 1% of the outstanding shares of the Value Opportunities Fund.

SELECT VALUE PORTFOLIO

         As of December 29, 2000, no person was known to own of record or beneficially 5% or more of the outstanding shares of the Select Value Portfolio, other than Diversified Investment Advisors Collective Trust, 4 Manhattanville Road, Purchase, NY 10577, which owned of record 179,149.693 Class A shares of the Select Value Portfolio, or 24% of the outstanding shares of the Portfolio on that date. The Select Value Portfolio is not "controlled" (as defined in the 1940 Act) by any person.


         To the knowledge of Principal Preservation, the beneficial ownership of shares of the Select Value Portfolio by the officers and directors of Principal Preservation as a group constituted less than 1% of the outstanding shares of the Select Value Portfolio.

                                  MISCELLANEOUS

AUDITORS


         The firm of Arthur Andersen LLP provides independent accounting and auditing services to all of the Principal Preservation funds, including the Select Value Portfolio. Arthur Andersen LLP has no direct or indirect financial interest in Principal Preservation or the Select Value Portfolio, except as auditors and independent public accountants. No representative of Arthur Andersen LLP is expected to be present at the Meeting.


         Nationwide's auditors/independent accountants are KPMG LLP. KPMG LLP has no direct or indirect financial interest in Nationwide or the Value Opportunities Fund, except in its capacity as auditors and accountants.

INTERESTS OF EXPERTS AND COUNSEL

         No expert or counsel named herein has a substantial interest in Principal Preservation, Nationwide, either Fund, the Reorganization, or any other transaction contemplated by this Proxy Statement/Prospectus.

OTHER MATTERS


         The Board of Directors of Principal Preservation has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof. Shareholders of any mutual fund series of Principal Preservation wishing to submit proposals for inclusion in a proxy statement and form of proxy for any future shareholder meetings should send their written proposals to the Secretary of Principal Preservation, 215 North Main Street, West Bend, Wisconsin 53095.

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             SELECT VALUE PORTFOLIO

         REVOCABLE PROXY FOR SPECIAL MEETING OF SHAREHOLDERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby appoints Franklin P. Ciano, Robert J. Tuszynski or Peter
D. Ziegler, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of the Select Value Portfolio to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 2:00 p.m., on Wednesday, February 21, 2001 or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement/Prospectus, receipt of which is hereby acknowledged.


    SHARES LISTED BELOW REPRESENT AN AGGREGATE TOTAL OF ALL SELECT VALUE PORTFOLIO SHARES REGISTERED IN THE NAME PRINTED BELOW.

                           Dated:                           , 2001
                          ------------------------------------------------------





                          ------------------------------------------------------
                              (Please sign exactly as name appears at left.)

                          (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)


***



    Shares represented by this proxy will be voted as directed by the stockholder.
    IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.


                                                                                         FOR           AGAINST          ABSTAIN
    1.   To approve an Agreement and Plan of Reorganization (the "Plan")                 [ ]             [ ]              [ ]
         providing for (a) the transfer of substantially all of the assets of the Select Value Portfolio (net of its liabilities) to the Nationwide
         Value Opportunities Fund in exchange solely for shares of Nationwide
         Value Opportunities Fund, followed by (b) the distribution of shares of
         Nationwide Value Opportunities Fund, pro rata, to the Select Value
         Portfolio shareholders in dissolution of the Select Value Portfolio.

    2.   To approve a new Investment Advisory Agreement between Principal                [ ]             [ ]              [ ]
         Preservation Portfolios, Inc., on behalf of the Select Value Portfolio, and NorthPointe Capital, LLC, which would be implemented only if
         Proposal 1 is not approved, or if the transactions contemplated by the
         Plan are not completed by February 26, 2001.

    3. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting.



                                                                      APPENDIX A


                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (this "Agreement") is made as of this 15th day of December, 2000, by and between Principal Preservation Portfolios, Inc., a Maryland corporation ("Principal Preservation"), on behalf of the Select Value Portfolio, and Nationwide Mutual Funds, an Ohio business trust ("Nationwide"), acting on behalf of the Nationwide Value Opportunities Fund (the "Value Opportunities Fund").


                                 R E C I T A L S

         WHEREAS, Principal Preservation is registered with the Securities and Exchange Commission (the "SEC") as an open-end, series, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently has designated nine separate series or investment portfolios, including the Select Value Portfolio, and offers separate classes of shares of its series;

         WHEREAS, Nationwide is registered with the SEC as an open-end, series, management investment company under the 1940 Act, currently has designated 37 separate series or investment portfolios, including the Value Opportunities Fund, and offers separate classes of shares of its series;

         WHEREAS, the Board of Directors of Principal Preservation and the Board of Trustees of Nationwide have each approved this Agreement and the Reorganization;

         WHEREAS, the Select Value Portfolio and the Value Opportunities Fund have similar investment objectives and principal strategies and currently are managed by the same investment adviser or sub-adviser;

         WHEREAS, the parties desire to provide for the reorganization of the Select Value Portfolio through the acquisition by Nationwide on behalf of the Value Opportunities Fund of substantially all of the property, assets and goodwill of the Select Value Portfolio in exchange for Class A and Class B shares of beneficial interest of the Value Opportunities Fund; the distribution of such shares of beneficial interest of the Value Opportunities Fund to the shareholders of the Select Value Portfolio according to their respective interests; and the dissolution of the Select Value Portfolio as soon as practicable thereafter; and

         WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

         1.       DEFINITIONS

         For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

                  1.1 "AGREEMENT" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

                  1.2 "CLOSING" means the closing of the Reorganization and the other transactions contemplated by this Agreement as defined in Section 3 of this Agreement.


                  1.3 "CLOSING DATE" means February 23, 2001, or such other date as the parties may mutually determine in writing, provided that all of the conditions precedent to Closing have then been satisfied (or waived).


                  1.4 "CODE" means the Internal Revenue Code of 1986, as amended.

                  1.5 "CUSTODIAN" means The Fifth Third Bank, acting in its capacity as custodian for the Value Opportunities Fund, including the assets of the Select Value Portfolio being transferred to the Value Opportunities Fund.

                  1.6 "EFFECTIVE TIME" means 8:00 a.m. Central Time on the Closing Date.

                  1.7 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations adopted thereunder by the SEC.

                  1.8  "EXCLUDED ASSETS" shall have the meaning set forth in
Section 2.4 of this Agreement.

                  1.9 "1940 ACT" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

                  1.10 "NATIONWIDE" means Nationwide Mutual Funds, an Ohio business trust.

                  1.11 "NATIONWIDE PROSPECTUS/SAI" means the Prospectus and/or Statement of Additional Information (as the case may be), each dated January 3, 2000, as amended on February 9, 2000 and as supplemented on March 27, 2000 (as may be further supplemented hereafter), of Nationwide relating to the Value Opportunities Fund.

                  1.12 "PERSON" means an individual or a corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other entity, as the context requires.

                  1.13 "PRINCIPAL PRESERVATION" means Principal Preservation Portfolios, Inc., a Maryland corporation.

                  1.14 "PRINCIPAL PRESERVATION PROSPECTUS/SAI" means the Prospectus and/or Statement of Additional Information (as the case may be), each dated May 1, 2000, as supplemented on September 29, 2000 (as may be further supplemented hereafter), of Principal Preservation relating to the Select Value Portfolio.

                  1.15 "REORGANIZATION" means the transactions described in and contemplated by this Agreement, including the transfer of the Select Value Portfolio Assets (other than the Excluded Assets) to the Value Opportunities Fund in exchange for, and against delivery to the Select Value Portfolio, of Value Opportunities Fund Shares and the distribution of the Value Opportunities Fund Shares to the Select Value Portfolio Shareholders in liquidation of the Select Value Portfolio.

                  1.16 "REQUIRED SELECT VALUE PORTFOLIO SHAREHOLDER VOTE" shall have the meaning specified in Section 7.4 of this Agreement.

                  1.17 "SEC" means the United States Securities and Exchange Commission.

                  1.18 "SECURITIES ACT" means the Securities Act of 1933, as amended, and all rules and regulations adopted thereunder by the SEC.

                  1.19 "SELECT VALUE PORTFOLIO" means the Select Value Portfolio, a designated series or investment portfolio of Principal Preservation.

                  1.20 "SELECT VALUE PORTFOLIO ASSETS" means the portfolio securities, cash, cash equivalents, dividend and interest receivables, and other properties, rights and assets owned by the Select Value Portfolio on the close of business on the Valuation Date.

                  1.21 "SELECT VALUE PORTFOLIO SHAREHOLDERS" means the holders of record of the issued and outstanding shares of common stock of the Select Value Portfolio as of the close of business on the Valuation Date.

                  1.22 "SELECT VALUE PORTFOLIO SHAREHOLDER MEETING" means a meeting of the shareholders of the Select Value Portfolio to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of Principal Preservation to consider and vote upon the approval of this Agreement and the Reorganization contemplated hereby.

                  1.23 "SELECT VALUE PORTFOLIO SHARES" means the issued and outstanding shares of common stock of the Select Value Portfolio, including both Class A shares and Class B shares.

                  1.24 "VALUE OPPORTUNITIES FUND" means the Nationwide Value Opportunities Fund, a designated series or investment portfolio of Nationwide.

                  1.25 "VALUE OPPORTUNITIES FUND SHARES" means the shares of beneficial interest, without par value, of the Value Opportunities Fund, including both Class A shares and Class B shares, to be issued pursuant to this Agreement, as described in Section 2.1 hereof.

                  1.26 "VALUATION DATE" shall have the meaning set forth in
Section 2.2(a) of this Agreement.

                  1.27 "NORTHPOINTE" means NorthPointe Capital, LLC, the interim investment adviser to the Select Value Portfolio and the sub-adviser to the Value Opportunities Fund.

         2.       REORGANIZATION OF THE SELECT VALUE PORTFOLIO

                  2.1 TRANSFER OF SELECT VALUE PORTFOLIO ASSETS; ISSUANCE OF VALUE OPPORTUNITIES FUND SHARES. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties contained herein, at the Effective Time, Principal Preservation on behalf of the Select Value Portfolio agrees to sell, convey, transfer and deliver all of the Select Value Portfolio Assets (except the Excluded Assets) to the Custodian on behalf of the Value Opportunities Fund in consideration of, in exchange for, and against delivery to the Select Value Portfolio of, that number of Value Opportunities Fund Shares (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) having an aggregate net asset value equal to the value of the Select Value Portfolio Assets (exclusive of the Excluded Assets), all determined as provided in Section 2.2 of this Agreement. As of the Effective Time and upon delivery of such assets to the Custodian, the Value Opportunities Fund shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges, charges, claims or encumbrances of any and every kind. The Value Opportunities Fund Shares so delivered to the Select Value Portfolio shall consist of the number of both Class A and Class B shares of the Value Opportunities Fund determined in accordance with Section 2.2(c) of this Agreement, based on the relative value of the Select Value Portfolio Assets (exclusive of the Excluded Assets) attributable to the Class A and Class B shares of the Select Value Portfolio, in aggregate, outstanding as of the close of business on the New York Stock Exchange on the Valuation Date (after processing purchase and redemption requests received prior to such close of business). Immediately following receipt of the Value Opportunities Fund Shares, the Select Value Portfolio shall distribute such shares to the Select Value Portfolio Shareholders in liquidation of the Select Value Portfolio, with the Select Value Portfolio Shareholders who owned Class A shares of the Select Value Portfolio receiving Class A shares of the Value Opportunities Fund and the Select Value Portfolio

Shareholders who owned Class B shares of the Select Value Portfolio receiving Class B shares of the Value Opportunities Fund.

                  2.2      COMPUTATION OF NET ASSET VALUE.

                           (a)   When Determined.  The net asset value of the
Value Opportunities Fund Shares and the value of the Select Value Portfolio Assets shall, in each case, be determined as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (the "Valuation Date").

                           (b)   Valuations.  The net asset value of the Value
Opportunities Fund Shares (for each of Class A and Class B) shall be the net asset value per share of each class, computed in accordance with the practices and procedures of the Value Opportunities Fund described in the Nationwide Prospectus/SAI. The value of the Select Value Portfolio Assets shall be computed in accordance with the practices and procedures of the Value Opportunities Fund described in the Nationwide Prospectus/SAI; provided, however, that such computation is consistent with the practices and policies of the Select Value Portfolio and in the event of any inconsistency the parties hereto shall confer and mutually agree on the valuation. Based on the value of the Select Value Portfolio Assets to be delivered to the Custodian pursuant to Section 2.1 hereof, Principal Preservation shall determine the aggregate value of each of the Class A and Class B shares of the Select Value Portfolio outstanding as of the close of business on the New York Stock Exchange on the Valuation Date. The stock transfer books of the Select Value Portfolio shall be permanently closed as of the close of business on the Valuation Date, and only purchase orders and requests for the redemption of shares of the Select Value Portfolio received in proper form prior to the close of business on the New York Stock Exchange on the Valuation Date shall be accepted by the Select Value Portfolio. Purchase orders and redemption requests received thereafter shall be deemed to be purchase and redemption requests for the Value Opportunities Fund (assuming that the transactions contemplated by this Agreement have been consummated).

                           (c)   Value Opportunities Fund Shares.  The number of
Value Opportunities Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined separately for each class. The number of Class A shares of the Value Opportunities Fund (including fractional shares, if any) to be issued shall be determined by dividing the aggregate value of the Class A shares of the Select Value Portfolio determined in accordance with
Section 2.2(b) hereof, by the net asset value of a Value Opportunities Fund Class A share, determined in accordance with Section 2.2(b) hereof. The number of Class B shares of the Value Opportunities Fund (including fractional shares, if any) to be issued shall be determined by dividing the value of the Select Value Portfolio Class B shares determined in accordance with Section 2.2(b) hereof, by the net asset value of a Value Opportunities Fund Class B share, determined in accordance with Section 2.2(b) hereof.

                           (d)  Computations.  All computations of value shall
be made by NorthPointe (or such other Person as is responsible for regularly pricing the Value Opportunities Fund's portfolio securities). Nationwide shall cause NorthPointe (or such other Person) to deliver to Principal Preservation a copy of its valuation report at or prior to the Closing. Securities for which market quotes are not available shall be valued as mutually agreed by Nationwide and Principal Preservation.
[/R]

                           (e)  Shadow Valuation.  Promptly following the date
of this Agreement, Principal Preservation and Nationwide shall each cause a valuation of the Select Value Portfolio Assets to be conducted in accordance with their respective valuation policies and practices as of the close of business on a mutually acceptable date, which in any event shall not be more than 30 days after the date of this Agreement. This shadow pricing procedure shall be repeated as of the close of business on a mutually acceptable date which is not more than 10 days prior to the Valuation Date.

                  2.3      LIST OF ASSETS.

                           (a)  The Select Value Portfolio Assets shall consist
of all property and rights, including without limitation all cash, cash equivalents, securities and dividend and interest receivables owned by the Select Value Portfolio and shown as an asset on the Select Value Portfolio's books as of the close of business on the Valuation Date.

                           (b)  Promptly following the signing of this
Agreement, the Select Value Portfolio will provide the Value Opportunities Fund and the Custodian with a list of its assets as of a date agreed upon by the parties. On the Closing Date, the Select Value Portfolio will provide the Value Opportunities Fund with a list of the Select Value Portfolio Assets.

                  2.4 EXCLUDED ASSETS. There shall be deducted from the assets of the Select Value Portfolio described in Section 2.3 all cash, cash equivalents and securities in an amount estimated by Principal Preservation to be sufficient to pay all liabilities of the Select Value Portfolio that have accrued but remain unpaid as of the close of business on the Valuation Date, including, without limitation: (a) amounts owed or to be owed to any Select Value Portfolio Shareholder, including declared but unpaid dividends and capital gains distributions; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Select Value Portfolio up to and including the Closing Date and estimated to be incurred after the Closing Date in connection with winding up the affairs of, and dissolving, the Select Value Portfolio (together the "Excluded Assets").


                  2.5 DECLARATION OF DIVIDENDS AND CAPITAL DISTRIBUTIONS BY THE SELECT VALUE PORTFOLIO. On or prior to the Valuation Date, the Select Value Portfolio will declare a dividend to shareholders of record of the Select Value Portfolio as of or prior to the Valuation Date so that, for the short taxable year of the Select Value Portfolio ending on the date on which the Select Value Portfolio is completely dissolved and discontinued, the Select Value Portfolio will have declared an aggregate amount of dividends which: (a) is equal to at least the sum of its net capital gain (within the meaning of Section 852(b)(3) of the Code) and ninety percent (90%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the
Code) for such taxable year; and (b) is sufficient to avoid any excise tax on the Select Value Portfolio under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared but have not been paid on or before such Valuation Date are in fact paid by the Select Value Portfolio prior to the end of such calendar year to the shareholders of the Select Value Portfolio as of the record date for determining shareholders entitled to receive payment of such dividend.


                  2.6 DISSOLUTION. Contemporaneously with the Closing, the Select Value Portfolio shall be dissolved and Principal Preservation shall pay or make provisions for all of the Select Value Portfolio's debts, liabilities, taxes and obligations of any kind, including those relating to the Excluded Assets as described in Section 2.4 hereof, and distribute all remaining assets, including the Value Opportunities Fund Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, pro rata to the Select Value Portfolio Shareholders in accordance with their ownership of Class A or Class B shares of the Select Value Portfolio, and the Select Value Portfolio shall cease to be a designated series of shares of Principal Preservation.

                  2.7 ISSUANCE OF VALUE OPPORTUNITIES FUND SHARES. On the Closing Date, Principal Preservation shall instruct Nationwide Investors Services, Inc. ("NISI"), the transfer agent of the Value Opportunities Fund, to record on the books and records of the Value Opportunities Fund the interest of each of the Select Value Portfolio Shareholders in the Value Opportunities Fund Shares, in accordance with their pro rata interest in the Class A and Class B shares of the Select Value Portfolio in the name of such Select Value Portfolio Shareholder. Upon dissolution of the Select Value Portfolio, all Select Value Portfolio Shares then issued and outstanding shall thereupon be cancelled on the books of Principal Preservation. Nationwide or NISI shall forward a confirmation of to each of the Select Value Portfolio Shareholders of their ownership of the Value Opportunities Fund Shares. No redemption or repurchase of such Value Opportunities Fund Shares credited to any Select Value Portfolio Shareholder in respect of his or her Select Value Portfolio Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to Nationwide or NISI for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to Nationwide or NISI.

                  2.8 LIABILITIES AND EXPENSES. The Select Value Portfolio will use its best efforts to discharge all of its debts, liabilities, obligations and taxes when and as due prior to the Closing Date. An unaudited Statement of Assets and Liabilities of the Select Value Portfolio will be prepared by the Treasurer of the Select Value Portfolio, as of the close of business on the Valuation Date. The Statement of Assets and Liabilities of the Select Value Portfolio will be prepared in conformity with generally accepted accounting principles consistently applied from the prior audited period (except for year-end adjustments). The

Value Opportunities Fund shall not assume any liability of the Select Value Portfolio on or after the Closing Date.

                  2.9 TERMINATION, WINDING UP. After the Closing, the Select Value Portfolio shall not conduct any business except in connection with the winding up of its affairs and shall file, or make provision for filing of, all reports it is required by law to file. After the Closing, the Select Value Portfolio shall cease to be a designated series of Principal Preservation under Maryland law and its shares shall be deregistered under the Securities Act and applicable state securities laws.

                  2.10 BOOKS AND RECORDS. Copies of all books and records of or pertaining to the Select Value Portfolio, including those concerning its obligations under the 1940 Act, the Code, state blue sky laws or otherwise concerning this Agreement, will at Closing be delivered to the Value Opportunities Fund. Following the Closing, Select Value Portfolio shall be entitled to have access to such books and records as necessary to prepare required reports, tax returns and other documents, and, to the extent required by applicable laws, to retain copies of such books and records.

         3.       CLOSING

                  3.1 CLOSING DATE. The closing of the Reorganization and the other transactions contemplated hereby (the "Closing") shall take place at the Effective Time. The Closing Date shall take place no later than ten (10) calendar days following approval by Principal Preservation shareholders of this Agreement and the Reorganization and the satisfaction of all conditions precedent to Closing (except those which by their terms can be satisfied only at Closing); or such other time as may be agreed to by Nationwide and Principal Preservation in writing.

                  3.2 PORTFOLIO SECURITIES. Portfolio securities held by the Select Value Portfolio and represented by a certificate or written instrument shall be presented by it or on its behalf to the Custodian for examination no later than two (2) business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) to be transferred to the Value Opportunities Fund pursuant to Section 2.1 hereof shall be delivered by the Select Value Portfolio to the Custodian at or prior to the Effective Time in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or with a qualified foreign custodian under Rule 17f-5 of the 1940 Act shall be delivered at or prior to the Effective Time by book entry in accordance with customary practices of such depositories and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, pursuant to the instructions provided prior to the Closing Date by Nationwide or the Custodian.

                  3.3 POSTPONEMENT OF VALUATION. In the event that on the Valuation Date (a) the New York Stock Exchange or the Nasdaq Stock Market shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the New York Stock Exchange or the Nasdaq Stock Market shall be disrupted so that, in the judgment of both Nationwide and Principal Preservation, accurate appraisal of the value of the net assets of the Value Opportunities Fund or the Select Value Portfolio is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored and accurate appraisal of the value of the net assets of the Value Opportunities Fund and the Select Value Portfolio is practicable in the judgment of Nationwide and Principal Preservation. The Closing Date shall be postponed as necessary to coordinate with any such postponement of the Valuation Date.

                  3.4 THE SELECT VALUE PORTFOLIO SHAREHOLDERS. Principal Preservation shall deliver to Nationwide (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Select Value Portfolio Shareholders of record and the record number and class of outstanding Select Value Portfolio Shares owned by each shareholder, all as of the close of business on the Valuation Date (after giving effect to the payment of dividends and any reinvestment of such dividends, described in
Section 2.5 of this Agreement), and (b) as soon as practicable after the Closing all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Select Value Portfolio Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Nationwide shall cause NISI to issue and deliver to Select Value Portfolio Shareholders a confirmation evidencing delivery of Value Opportunities Fund Shares to be credited on the Closing Date to the Select Value Portfolio Shareholders as provided in Section 2.7 of this Agreement. At the Closing, each party shall deliver to the other such bills of sale, assignments, assumption agreements, receipts or other documents as such other party or its counsel may reasonably request to effect the consummation of the transactions contemplated by the Agreement.

         4.       COVENANTS OF PRINCIPAL PRESERVATION AND NATIONWIDE

                  4.1 REGISTRATION STATEMENT. Principal Preservation will prepare and Nationwide will file with the SEC a registration statement on Form N-14 under the Securities Act, relating to the Value Opportunities Fund Shares to be issued to the Select Value Portfolio shareholders pursuant to the Reorganization ("Registration Statement"). The Registration Statement shall include a combined proxy statement/prospectus, notice of meeting, form of proxy and statement of additional information ("Proxy Materials") that complies in all material respects with the applicable provisions of Section 14(a) of the Exchange Act, Section 20(a) of the 1940 Act and Section 6 of the Securities Act. Nationwide will assist Principal Preservation with the preparation of, and will be entitled to review and revise, the Proxy Materials included in the Registration Statement. Nationwide will further provide Principal Preservation with such other information and documents relating to the Value Opportunities Fund as are reasonably necessary for the preparation of the Registration Statement.

                  4.2 SHAREHOLDERS MEETING. Principal Preservation will call a meeting of shareholders of the Select Value Portfolio to consider and act upon this Agreement and take all other action necessary to obtain approval of the Reorganization contemplated hereby. Principal Preservation will prepare, with assistance from Nationwide, the Proxy Materials to be used in connection with such meetings, and Nationwide will furnish Principal Preservation with a current effective prospectus relating to the Value Opportunities Fund Shares for inclusion in the Proxy Materials and with such other information relating to the Value Opportunities Fund as is reasonably necessary for the preparation and distribution of the Proxy Materials. Promptly following the effective date of the Registration Statement, Principal Preservation will mail to each shareholder of record of the Select Value Portfolio entitled to vote at the Select Value Portfolio Shareholder Meeting the Proxy Materials (other than the statement of additional information).

                  4.3 SHAREHOLDER INFORMATION. Prior to the Closing Date, Principal Preservation will provide Nationwide with such information as Nationwide reasonably requests concerning the beneficial ownership of the shares of the Select Value Portfolio.

                  4.4 COOPERATION. Subject to the provisions of this Agreement, Nationwide and Principal Preservation will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization contemplated by this Agreement.

                  4.5 EARNING AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, Principal Preservation shall furnish or cause to be furnished to Nationwide, such information as Nationwide reasonably requests to enable Nationwide to determine the Select Value Portfolio's earnings and profits for federal income tax purposes that will be carried over to the Value Opportunities Fund pursuant to Section 381 of the Code.

                  4.6 FINAL TAX RETURNS. As soon after the Closing Date as is reasonably practicable, Principal Preservation shall prepare and file all federal and other tax returns and reports of the Select Value Portfolio required by law to be filed with respect to all periods ending through and after the Closing Date but not theretofore filed and shall deliver copies of the same to Nationwide.

                  4.7 AUTHORIZATIONS TO CONTINUE THE VALUE OPPORTUNITIES FUND. Nationwide agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act, the 1940 Act and such of the state Blue Sky and securities laws as it may deem appropriate to enable it to continue its operations and the operations of the Value Opportunities Fund after the Closing Date.


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         5.       REPRESENTATIONS AND WARRANTIES OF PRINCIPAL PRESERVATION

         Principal Preservation, on behalf of the Select Value Portfolio, represents and warrants to Nationwide as follows:

                  5.1 CAPITALIZATION; SELECT VALUE PORTFOLIO SHARES. The capitalization of Principal Preservation consists of 1,000,000,000 shares of capital stock, par value $.001 per share, currently divided into nine separate series and offering different classes of shares within each series. The Select Value Portfolio is a diversified separate series of Principal Preservation and has a total of 55,000,000 shares authorized for issuance, consisting of 25,000,000 authorized shares of Class A Common Stock, 25,000,000 authorized shares of Class B Common Stock and 5,000,000 shares of Class C Common Stock. There are no shares of Class C Common Stock of the Select Value Portfolio issued or outstanding. All issued and outstanding shares of the Select Value Portfolio are, and at the Closing Date will be, duly and validly issued, fully paid, non-assessable, fully transferable and entitled to full voting rights. All such shares will, at the time of Closing, be held by the Persons and in the amounts and classes set forth in the list of shareholders of record provided to the Value Opportunities Fund pursuant to Section 3.4 hereof. The Select Value Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

                  5.2 TITLE. The Select Value Portfolio has, and at the Closing Date will have, good and marketable title to the Select Value Portfolio Assets, subject to no liens, security interests, pledges, charges, claims or other encumbrances of any kind, and full right, power and authority to sell, convey, assign, deliver and otherwise transfer the Select Value Portfolio Assets hereunder, and upon delivery and payment for the Select Value Portfolio Assets, the Value Opportunities Fund will acquire clear title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act (other than Rule 144A, privately placed or illiquid securities, if any). No financing statement covering all or any portion of assets and naming the Select Value Portfolio, as debtor, has been filed in any public office, and the Select Value Portfolio has not signed any financing statement or security agreement as debtor or borrower which financing statement or security agreement covers all or any portion of the Select Value Portfolio Assets.

                  5.3 PROXY MATERIALS. Beginning on the effective date of the Registration Statement, at the time of the Select Value Portfolio Shareholders Meeting (and any adjournment thereof) and on the Closing Date, the written information provided by Principal Preservation for inclusion in the Proxy Materials shall be accurate and complete in all material respects, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act and the 1940 Act, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which it was made, not misleading; provided, however, that no representation or warranty is made with respect to written information regarding Nationwide or the Value Opportunities Fund included in the Proxy Materials.



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                  5.4  NO DISTRIBUTION.  The Select Value Portfolio is not
acquiring the Value Opportunities Fund Shares for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

                  5.5  AUTHORITY.

                       (a) Principal Preservation has the full legal power and authority to enter into and perform this Agreement, and, except for obtaining the requisite approval of the Select Value Portfolio's shareholders as described in Section 7.4 hereof, the execution, delivery and performance of this Agreement and the consummation of the Reorganization contemplated by this Agreement in accordance with its terms have been duly and validly authorized and will not violate any provision of law, or the articles of incorporation or bylaws of Principal Preservation, or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the Select Value Portfolio and required in order for the Value Opportunities Fund to carry on the business of the Select Value Portfolio following the Closing, or result, or with the passage of time will result, in the violation, breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any court order, judgment, decree, order or any indenture, license, permit, authorization, contract or other instrument to which Principal Preservation is a party or by which any of its properties may be bound, which would have a material adverse effect on the Select Value Portfolio Assets or the business of the Select Value Portfolio. Principal Preservation agrees to obtain, prior to the Closing Date, all consents, approvals, authorizations or orders of any kind, which shall be required to sell and transfer to the Value Opportunities Fund the Select Value Portfolio Assets and to consummate the Reorganization contemplated by this Agreement.

                       (b) The Board of Directors of Principal Preservation has taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement and all of the transactions contemplated hereby and, when executed and delivered and approved by the requisite number of shareholders of the Select Value Portfolio as described in Section 7.4 hereof, this Agreement will constitute the legal, valid and binding obligation of Principal Preservation, enforceable against Principal Preservation in accordance with its terms.

                  5.6 OPERATIONS. Except as disclosed on Schedule 5.6 attached hereto, there has not been any material adverse change in the business, operations, financial position and assets of the Select Value Portfolio (other than changes occurring in the ordinary course of business), and the business of the Select Value Portfolio has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all federal and state laws. Furthermore, between the date of this Agreement and the Effective Time, Principal Preservation will continue to operate the business of the Select Value Portfolio as it is presently conducted. Except as disclosed on Schedule 5.6 attached hereto, the following is true with respect to the Select Value Portfolio and the operation of the Select Value Portfolio's business:



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                           (a) All transactions involving the Select Value
Portfolio have been accurately and fully recorded in the books and records of the Select Value Portfolio and will continue to be so recorded until the Effective Time;

                           (b) The Select Value Portfolio has not sold,
exchanged, conveyed or otherwise disposed, or subjected to lien, pledge, hypothecation, mortgage, or other encumbrance, any assets or properties other than sales or other transactions in the ordinary course of business, nor will the Select Value Portfolio do so from the date of this Agreement until the Effective Time;

                           (c) The Select Value Portfolio has paid, and will
continue to pay, its debts, obligations and liabilities, including taxes, fees, levies and assessments in the ordinary course as they have matured and will mature through the close of business on the Valuation Date;

                           (d) The Select Value Portfolio has not incurred, and
will not incur from the date hereof until the Effective Time, any material debt, obligation or liability (other than those incurred in the ordinary course of its business) which presently subjects, or with the passage of time or upon default will subject, its assets to any lien, claim, charge, or other encumbrance;

                           (e) The Select Value Portfolio has not altered,
amended, terminated or discharged and will not alter, amend, terminate or discharge from the date hereof until the Effective Time, any written or oral contract, commitment or agreement to which the Select Value Portfolio is presently a party which is required to be listed on Schedule 5.9 hereto, nor waived, nor will waive from the date hereof until the Effective Time, any material right with respect thereto, nor permitted or consented, nor will permit or consent from the date hereof until the Effective Time, to such alteration, amendment, termination or discharge, nor committed, nor will commit or cause from the date hereof until the Effective Time, a breach or default in any of the provisions thereof;

                           (f) The Select Value Portfolio has not entered, and
will not enter from the date hereof until the Effective Time, into any written or oral contract except in the ordinary course of business at the prices and upon the terms consistent with its past practices and which do not violate any representation, warranty or covenant of this Agreement;

                           (g) The Select Value Portfolio has materially
complied with all laws applicable to the conduct of its business and will continue to do so until the Effective Time.

                           (h) There has not occurred any transaction or event,
nor is any anticipated which does or may adversely affect the Select Value Portfolio's business or the Select Value Portfolio Assets in any material respect (other than changes occurring in the ordinary course of business), and Principal Preservation will immediately notify Nationwide upon the occurrence of any such event of which it becomes aware prior to the Effective Time.



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                  5.7  RIGHT TO INSPECT THE BOOKS AND RECORDS. Principal
Preservation shall make available and Nationwide and its agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice, to the extent that Nationwide reasonably deems appropriate, to examine the books and records of the Select Value Portfolio, and to make such tests, surveys, investigations and other inspections in such manner as Nationwide may reasonably deem necessary, provided that such inspection will not interfere with the conduct of the Select Value Portfolio's business.

                  5.8  [Intentionally omitted.]

                  5.9 MATERIAL AGREEMENTS. Schedule 5.9 attached hereto lists all material contracts, agreements, understandings or other commitments of the Select Value Portfolio. The Select Value Portfolio has delivered or made available to Nationwide complete and accurate copies of all documents referred to on Schedule 5.9 attached hereto, each of which is in effect and legal, valid and enforceable against the Select Value Portfolio and, to the knowledge of Principal Preservation, legal, valid and enforceable against the other party in accordance with its terms.

                  5.10 REGULATORY COMPLIANCE. Principal Preservation and the Select Value Portfolio have all licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the Select Value Portfolio's business as presently being conducted and the ownership of its assets ("Select Value Portfolio's Regulatory Approvals"), the lack of which would have a material adverse effect on the Select Value Portfolio. All such Select Value Portfolio's Regulatory Approvals are in full force and effect, and to the knowledge of Principal Preservation, no suspension or cancellation of any of them is threatened or pending. Except for the approval of the requisite number of shareholders of the Select Value Portfolio of the Agreement and the Reorganization as described in Section 7.4 hereof, there are no approvals or consents of any third parties necessary or required for Principal Preservation validly and legally to enter into this Agreement and to perform its obligations hereunder.

                  5.11 ORGANIZATION AND QUALIFICATION OF PRINCIPAL PRESERVATION AND THE SELECT VALUE PORTFOLIO. Principal Preservation is duly organized and validly existing as a corporation in good standing under the laws of Maryland, has full corporate power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so qualified. The Select Value Portfolio is a duly designated series of capital stock of Principal Preservation. Complete and correct copies as of the date hereof of the articles of incorporation and bylaws of Principal Preservation have previously been delivered or made available to Nationwide.



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                  5.12     CERTAIN SEC FILINGS, MATERIALS AND FINANCIAL
STATEMENTS.

                           (a) Principal Preservation has heretofore furnished
or made available to Nationwide complete copies of all proxy statements, registration statements, prospectuses, supplements, statements of additional information, reports, documents or other materials relating to the Select Value Portfolio filed by or on behalf of the Select Value Portfolio with the SEC on or after May 1, 2000, (collectively, the "Select Value Portfolio SEC Materials"). The Select Value Portfolio SEC Materials (i) were prepared in all material respects in accordance with the applicable requirements of the Securities Act, the 1940 Act, the Exchange Act and the rules and regulations under each of them,
(ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (b) Principal Preservation has previously furnished
or made available to Nationwide the audited annual and unaudited interim financial statements listed on Schedule 5.12(b) attached hereto with respect to the Select Value Portfolio for all such periods on or after November 1, 1999 (the "Select Value Portfolio Financial Statements"). Such Select Value Portfolio Financial Statements are true and correct in all material respects and present fairly the financial position and results of operations of the Select Value Portfolio for the periods then ended, all in conformity with generally accepted accounting principles applied on a consistent basis, except for year-end adjustments and as otherwise noted therein.

                  5.13 ABSENCE OF CERTAIN CHANGES. Between the date of the latest Select Value Portfolio Financial Statements and the date hereof: (a) there has been no material adverse change in the financial condition, results of operation, business, assets or liabilities of the Select Value Portfolio (other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the Select Value Portfolio as a result of any market correction) or the status of the Select Value Portfolio as a regulated investment company under the Code; and (b) there has not been any change in accounting methods, principles or practices of the Select Value Portfolio having a material adverse effect on the financial condition or results of operations of the Select Value Portfolio, nor any resignation of the independent certified public accountants and auditors of the Select Value Portfolio due to a conflict or disagreement with management of the Select Value Portfolio or otherwise.

                  5.14 LITIGATION. No litigation, claim, action, proceeding or investigation is pending or, to the knowledge of Principal Preservation, threatened or probable of assertion against or relating to Principal Preservation or the Select Value Portfolio, before any court or governmental or regulatory authority or body acting in an investigative or adjudicative capacity seeking injunctive relief or monetary damages which (a) involves or relates to, or could otherwise affect, the Select Value Portfolio, and (b) which, if adversely determined, could have material adverse effect on the Reorganization or on the business, results of operations or financial position of the Select Value Portfolio. Neither the directors of Principal

Preservation nor any affiliates of Principal Preservation is subject to any outstanding order, writ, injunction or decree relating to the Select Value Portfolio or which has had or could reasonably be expected to have a material adverse effect on the business or operations of the Select Value Portfolio or the Select Value Portfolio's compliance with applicable laws. In connection with the Select Value Portfolio, no person (as defined therein) is disqualified from, or has any investigation pending which could result in her, him or its being disqualified from, serving or acting in any capacity that is the subject of
Section 9 of the 1940 Act. To the knowledge of Principal Preservation, neither Principal Preservation nor the Select Value Portfolio is under investigation for violation of any law or regulation related to or affecting its business or operations.

                  5.15 CERTAIN ADDITIONAL REPRESENTATIONS AND WARRANTIES AS TO THE SELECT VALUE PORTFOLIO.

                           (a) True and correct copies of all of the investment
advisory or sub- advisory agreements and underwriting agreements to which Select Value Portfolio is a party and all other material agreements with respect to the Select Value Portfolio (i) have been delivered or made available to Nationwide
(ii) are and will remain in full force and effect through the Closing Date, and
(iii) were duly approved and comply in all respects with the 1940 Act, the Exchange Act, the Investment Advisers Act of 1940 (the "Advisers Act"), all state securities laws, all requirements of the National Association of Securities Dealers, Inc. (the "NASD"), and the rules and regulations thereunder.

                           (b) B.C. Ziegler and Company ("Ziegler") is the
principal underwriter for the Select Value Portfolio and until September 29, 2000, was the investment adviser for the Select Value Portfolio. To the knowledge of Principal Preservation, Ziegler is and has been (i) duly registered or licensed as broker-dealer under the 1934 Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with such agreement requires such registration or licensing, (ii) a member in good standing of the NASD, (iii) a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member, and (iv) duly registered as an investment adviser under the Advisers Act.

                           (c) There are no judgments, special consent judgments
or SEC orders on or with regard to Principal Preservation or the Select Value Portfolio or, to the knowledge of Principal Preservation, with regard to its investment adviser, distributor, transfer agent or custodian currently in effect which have had or could reasonably be expected to have a material adverse effect on the business or operations of the Select Value Portfolio as presently conducted. All orders of exemption issued to Principal Preservation or the Select Value Portfolio by any regulatory agency, including the SEC and the Internal Revenue Service, which are necessary for the conduct of the business of Principal Preservation or the Select Value Portfolio have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of Principal Preservation, no such proceeding is contemplated by any such regulatory agency.



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



                           (d) Principal Preservation is and will continue
through the Closing Date to be duly registered with the SEC as a series, open-end management investment company under the 1940 Act, and since the inception of the Select Value Portfolio and with respect to the Select Value Portfolio, has been and is in compliance with the 1940 Act, including the requirements to file semi-annual or annual reports with the SEC; the prospectuses, statements of additional information and, as applicable, sales materials of Principal Preservation on behalf of the Select Value Portfolio have been duly filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed); and Principal Preservation on behalf of the Select Value Portfolio has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business or the ownership of its assets, except, in each case, where the failure to file any such notice or report could not reasonably be expected to have a material adverse effect on the Select Value Portfolio.

                           (e) Shares of the Select Value Portfolio have been
duly authorized for sale and are, and since inception of the Select Value Portfolio have been, duly qualified for sale (or exempt from qualification) under the securities laws of all 50 states and any other jurisdictions in which shares of the Select Value Portfolio have been offered or sold.

                           (f) Shares of the Select Value Portfolio have been
duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, said registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC and such registration statement has remained and continues to remain effective. Such registration statement has, at all times when a prospectus with respect to the securities to which such registration statement relates has been required to be delivered, complied in all material respects with the requirements of the Securities Act and the 1940 Act, and such registration statement has not included at any time any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Copies of the current prospectus, statement of additional information and registration statement of Principal Preservation on behalf of the Select Value Portfolio have been delivered or made available to Nationwide.

                           (g) The independent public accountants for the Select
Value Portfolio who have certified the financial statements of the Select Value Portfolio which have been filed with the SEC have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

                           (h) The Select Value Portfolio has complied and will
continue to comply through the Closing Date (and thereafter as reasonably necessary to timely deposit all withheld taxes) in all material respects with all applicable laws regarding the withholding of


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



taxes, including (without limitation), if applicable, withholding of federal income taxes under Sections 1441, 1442 and 3406 of the Code.

                           (i) The Select Value Portfolio has properly prepared,
executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes required to be filed by it and has paid all taxes, assessments, fees and other governmental charges shown on said returns or by assessment or otherwise required to be paid by it. All of such returns are complete and accurate in all material respects and have been prepared in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the Select Value Portfolio have been assessed or proposed and the Select Value Portfolio is not aware of any reasonable basis for any such assessment. No tax return filed on behalf of the Select Value Portfolio is currently being audited by the Internal Revenue Service or by any state or local tax authority. The reserves and provisions, if any, for taxes on the books of the Select Value Portfolio are adequate for the payment of all taxes for the purposes and the periods to which they pertain, including through the Effective Time. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the Select Value Portfolio qualifies as a "regulated investment company" under Section 851 (Subchapter M) of the Code, and has so qualified during its entire existence. The Select Value Portfolio will, at the Closing, satisfy, and consummation of the Reorganization contemplated by this Agreement will not cause it to fail to satisfy for any period, the requirements of Subchapter M of the Code. The Select Value Portfolio is not and has not been liable for tax under Section 4982 of the Code. The Select Value Portfolio has fully complied in all material respects with all applicable laws regarding all applicable information reporting requirements, including, but not limited to,
Section 6042 of the Code. The Select Value Portfolio has satisfied the requirements of Section 852(a) of the Code for each of its tax years during its entire existence. Principal Preservation will provide to Nationwide at Closing a statement of the respective tax bases of all Select Value Portfolio Assets being transferred to the Value Opportunities Fund in the Reorganization, certified by the Treasurer of Principal Preservation.

                           (j) The minute books of Principal Preservation
contain complete and accurate records, in all material respects, of all meetings and other corporate actions of its shareholders and boards of directors where any matters pertaining to the Select Value Portfolio were addressed or considered, including all committees thereof. Copies of all such portions of the minute books shall be made available to Nationwide as reasonably requested and as necessary to allow for the administration of the Value Opportunities Fund following the Closing Date.

                           (k) The portfolio securities of the Select Value
Portfolio have at all times during the Select Value Portfolio's existence been valued in accordance with Section 2(a)(41) of the 1940 Act, Rule 2a-4 thereunder and Principal Preservation's valuation procedures with respect to the Select Value Portfolio. There have been no material miscalculations of the net asset value of the Select Value Portfolio.



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




                           (l) The portfolio securities of the Select Value
Portfolio include only those securities described in the Principal Preservation Prospectus/SAI and those portfolio securities purchased or disposed of after the date of the latest Select Value Portfolio Financial Statements in the ordinary course of business, all of which are consistent with the investment objectives, policies and restrictions of the Select Value Portfolio.


                           (m) The Select Value Portfolio does not have any
unamortized or unpaid organizational fees or expenses.

                           (n) Neither Principal Preservation nor the Select
Value Portfolio is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         6.       REPRESENTATIONS AND WARRANTIES OF NATIONWIDE

         Nationwide, on behalf of the Value Opportunities Fund, represents and warrants to Principal Preservation as follows:

                  6.1 CAPITALIZATION. The capitalization of Nationwide consists of an unlimited number of shares of beneficial interest, without par value. The Value Opportunities Fund offers Class A, Class B and Institutional Service Class shares. The Value Opportunities Fund Shares to be issued and delivered to the Select Value Portfolio for the account of the Select Value Portfolio Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued, fully paid, non-assessable, fully transferable, entitled to full voting rights, duly registered with the SEC pursuant to an effective Registration Statement on Form N-14, and duly registered or qualified for sale pursuant to the blue sky laws of each state where a Select Value Portfolio Shareholder resides, except where exempt from such state registration or qualification requirements. No shareholder of Value Opportunities Fund will have any preemptive right or right of subscription or purchase in respect of any such Value Opportunities Fund Shares.

                  6.2      AUTHORITY OF THE VALUE OPPORTUNITIES FUND.

                           (a) Nationwide has the full legal power and authority
to enter into and perform this Agreement and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with their terms will not violate any provision of law, trust instruments or bylaws of Nationwide or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the Value Opportunities Fund or its business, or result in the violation, breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any indenture, license, permit, authorization, court order, judgment, decree, contract or other instrument to which the Value Opportunities Fund is a party or by which any of its properties may be bound.



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                           (b) The trustees of Nationwide have taken all
necessary action to authorize and approve the execution, delivery and performance of this Agreement and all of the transactions contemplated hereby, and when executed and delivered this Agreement will constitute the legal, valid and binding obligation of Nationwide, enforceable against Nationwide in accordance with its terms.

                  6.3 ORGANIZATION AND QUALIFICATION OF NATIONWIDE AND THE VALUE OPPORTUNITIES FUND. Nationwide is a duly organized and validly existing business trust in full force and effect under the laws of Ohio, has full power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so qualified. The Value Opportunities Fund is a duly designated series of shares of beneficial interest of Nationwide, consisting of three classes: Class A, Class B and Institutional Service Class shares. Complete and correct copies as of the date hereof of the Declaration of Trust and Bylaws of Nationwide have previously been delivered or made available to Principal Preservation.

                  6.4 CERTAIN SEC FILINGS, MATERIALS AND FINANCIAL STATEMENTS OF THE VALUE OPPORTUNITIES FUND.

                           (a) Nationwide has heretofore furnished or made
available to Principal Preservation complete copies of all proxy statements, registration statements, prospectuses, supplements, statements of additional information, reports, documents or other materials relating to the Value Opportunities Fund, filed with the SEC on or after December 30, 1999 (collectively, the "Nationwide SEC Materials"). The Nationwide SEC Materials (i) were prepared in all materials respects in accordance with the applicable requirements of the Securities Act, the Exchange Act, the 1940 Act, and the rules and regulations under each of them, (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (b) Nationwide has previously furnished or made
available to Principal Preservation the audited annual and unaudited interim financial statements listed on Schedule 6.4 attached hereto with respect to the Value Opportunities Fund for all such periods on or after January 1, 2000 (the "Value Opportunities Fund Financial Statements"). Such Value Opportunities Fund Financial Statements are true and correct and present fairly the financial position and results of operations of the Value Opportunities Fund for the periods then ended, all in conformity with generally accepted accounting principles applied on a consistent basis, except for year-end adjustments and as otherwise noted therein.

                  6.5 ABSENCE OF CERTAIN CHANGES OR EVENTS WITH RESPECT TO THE VALUE OPPORTUNITIES FUND. Between the date of the latest Value Opportunities Fund Financial Statements and the date hereof: (a) there has been no material adverse change in the financial condition, results of operations, business, assets or liabilities of the Value Opportunities Fund

(other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the Value Opportunities Fund as a result of any market correction) or the status of the Value Opportunities Fund as a regulated investment company under the Code; and (b) there has not been any change in accounting methods, principles or practices of the Value Opportunities Fund having a material adverse effect on the financial condition or results of operations of the Value Opportunities Fund, nor any resignation of the independent certified public accountants and auditors of the Value Opportunities Fund due to a conflict or disagreement with management of the Value Opportunities Fund or otherwise.

                  6.6 LITIGATION. No litigation, claim, action, proceeding or investigation is pending or, to the knowledge of Nationwide, threatened or probable of assertion against or relating to Nationwide or the Value Opportunities Fund, before any court or governmental or regulatory authority or body acting in an investigative or adjudicative capacity seeking injunctive relief or monetary damages which (a) involves or relates to, or could otherwise affect, the Value Opportunities Fund, and (b) which, if adversely determined, could have material adverse effect on the Reorganization contemplated by this Agreement or on the business, results of operations or financial position of the Value Opportunities Fund. Neither trustees of Nationwide nor any affiliates of Nationwide is subject to any outstanding order, writ, injunction or decree relating to the Value Opportunities Fund or which has had or could reasonably be expected to have a material adverse effect on the business or operations of the Value Opportunities Fund or the Value Opportunities Fund's compliance with applicable laws. In connection with the Value Opportunities Fund, no person (as defined therein) is disqualified from, or has any investigation pending which could result in her, him or its being disqualified from, serving or acting in any capacity that is the subject of Section 9 of the 1940 Act. To the knowledge of Nationwide, neither Nationwide nor the Value Opportunities Fund is under investigation for violation of any law or regulation related to or affecting its business or operations.

                  6.7 REGULATORY COMPLIANCE. Nationwide and the Value Opportunities Fund have all permits, licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the Value Opportunities Fund's business as presently conducted and the ownership of its assets ("Value Opportunities Fund's Regulatory Approvals"), the lack of which would have a material adverse effect on the Value Opportunities Fund. All such Value Opportunities Fund's Regulatory Approvals are in full force and effect, and to the knowledge of Nationwide, no suspension or cancellation of any of them is threatened.

                  6.8 INFORMATION IN REGISTRATION STATEMENT ON FORM N-14. The Registration Statement, including the Proxy Materials, when effective, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act, the 1940 Act and the regulations thereunder, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statement was made, not misleading; provided however, that no representation or warranty is made with respect to written information regarding Principal Preservation or the Select Value Portfolio included in the Proxy Materials.


                  6.9 CERTAIN ADDITIONAL REPRESENTATIONS AND WARRANTIES AS TO THE VALUE OPPORTUNITIES FUND.

                           (a)      True and correct copies of all of the
investment advisory or sub-advisory agreements and underwriting agreements to which the Value Opportunities Fund is a party or is subject and all other material agreements with respect to the Value Opportunities Fund (i) have been delivered or made available to Principal Preservation, (ii) are in full force and effect, and (iii) comply in all respects with the 1940 Act, the Exchange Act, the Advisers Act, all state securities laws, all requirements of the NASD, and the rules and regulations thereunder.

                           (b)      Nationwide Advisory Services, Inc. ("NAS")
is the principal underwriter for the Value Opportunities Fund, and has been for all periods on or after January 3, 2000. To the knowledge of Nationwide, NAS is and has been (i) duly registered or licensed as broker-dealer under the 1934 Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with such agreement requires such registration or licensing, (ii) a member in good standing of the NASD, and (iii) a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member. Villanova Mutual Fund Capital Trust ("VMFCT") and NorthPointe are the investment adviser and sub-adviser, respectively, for the Value Opportunities Fund.

                           (c)      There are no judgments, special consent
judgments or SEC orders on or with regard to Nationwide or the Value Opportunities Fund or, to the knowledge of Nationwide, with regard to its adviser, sub-adviser, distributor, administrator, transfer agent or custodian, currently in effect which have had or could reasonably be expected to have a material adverse effect on the business or operations of the Value Opportunities Fund as presently conducted. All orders of exemption issued to Nationwide or the Value Opportunities Fund, by any regulatory agency, including the SEC and the Internal Revenue Service, which is necessary for the conduct of the business of Nationwide or the Value Opportunities Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of Nationwide, no such proceeding is contemplated by any such regulatory agency.

                           (d)      Nationwide is, and will continue to be
through the Closing Date, duly registered with the SEC as a series, open-end management investment company under the 1940 Act, and since the inception of the Value Opportunities Fund and with respect to the Value Opportunities Fund, has been and is in compliance with the 1940 Act, and the SEC regulations promulgated thereunder, including the requirements to file semi-annual or annual reports with the SEC; the prospectuses, statements of additional information and, as applicable, sales materials of Nationwide on behalf of the Value Opportunities Fund have been duly filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed); and Nationwide on behalf of the Value Opportunities Fund has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business or the ownership of its assets, except, in each case, where the failure to file any such notice or report could not reasonably be expected to have a material adverse effect on the Value Opportunities Fund.

                           (e) Shares of the Value Opportunities Fund have been
duly authorized for sale and are, and for at least all periods on or after January 3, 2000, have been, duly qualified for sale under the securities laws of all 50 states and any other jurisdiction in which shares of the Value Opportunities Fund have been offered or sold.

                           (f) Shares of the Value Opportunities Fund have been
duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, such registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC and such registration statement has remained and continues to remain effective. Such registration statement has, at all times when a prospectus with respect to the securities to which such registration statement relates has been required to be delivered, complied in all material respects with the requirements of the Securities Act and the 1940 Act, and such registration statement has not included at any time any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Copies of the current prospectus, statement of additional information and registration statement of Nationwide on behalf of the Value Opportunities Fund have been delivered or made available to Principal Preservation.

                           (g) The independent public accountants for the Value
Opportunities Fund who have certified the financial statements of the Value Opportunities Fund which have been filed with the SEC have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

                           (h) The Value Opportunities Fund has fully complied
in all material respects with all applicable laws regarding the withholding of taxes, including (without limitation), if applicable, withholding of federal income taxes under Sections 1441, 1442 and 3406 of the Code.

                           (i) The Value Opportunities Fund has and will have on
or prior to the Closing Date properly prepared, executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes applicable to it and has paid and will have paid all taxes, assessments, fees and other governmental charges shown on said returns or by assessment or otherwise required to be paid by it or on account of its properties and assets as of or prior to the Closing Date. All of such returns are complete and accurate in all material respects and have been prepared in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of any of the Value Opportunities Fund have been assessed or proposed or will have been assessed or proposed as of the Closing Date and the Value Opportunities Fund is not aware of any basis for any such assessment. No tax return filed on behalf of the Value Opportunities Fund is currently being audited by the Internal Revenue Service or by any state or local tax authorities. The reserves and provisions, if any, for taxes on the books of the Value Opportunities Fund are adequate for the payment of all taxes for the purposes and periods to which they pertain. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the Value Opportunities Fund qualifies as a "regulated investment company" under Section 851 (Subchapter M) of the Code, and has so qualified during its entire existence. The Value Opportunities Fund is not and has not been liable for tax under Section 4982 of the Code. The Value Opportunities Fund has fully complied in all material respects with all applicable laws regarding all applicable information reporting requirements, including, but not limited to, Section 6042 of the Code. The Value Opportunities Fund has satisfied the requirements of Section 852(a) of the Code for each of its tax years during its entire existence.

                           (j) The minute books of Nationwide contain complete
and accurate records, in all material respects, of all meetings and other corporate actions of its shareholders and board of trustees where any matters pertaining to the Value Opportunities Fund were addressed or considered, including all committees thereof.

                           (k) The portfolio securities of the Value
Opportunities Fund have at all times during the Value Opportunities Fund's existence been valued in accordance with Section 2(a)(41) of the 1940 Act, Rule 2a-4 thereunder and Nationwide's valuation procedures for the Value Opportunities Fund. There have not been any material miscalculations of the net asset value of the Value Opportunities Fund.


                           (l) The portfolio securities of the Value
Opportunities Fund include only those securities described in the Nationwide Prospectus/SAI and those portfolio securities purchased or disposed of after the date of the latest Value Opportunities Fund Financial Statements in the ordinary course of business, all of which are consistent with the investment objectives, policies and restrictions of the Value Opportunities Fund.


                           (m) Neither Nationwide nor the Value Opportunities
Fund is under the jurisdiction of a court in a Title II or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                  6.10     REPRESENTATIONS REGARDING THE REORGANIZATION.

                           (a) Nationwide has no plan or intention to reacquire
any of the shares of the Value Opportunities Fund issued in the Reorganization, except to the extent required by the 1940 Act to redeem any of such shares presented for redemption.

                           (b) The Value Opportunities Fund has no plan or
intention to sell or otherwise dispose of any of the Select Value Portfolio assets to be acquired in the Reorganization pursuant to Section 2.1 hereof, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

                           (c) Following the Reorganization, the Value
Opportunities Fund intends to continue the "historic business" of the Select Value Portfolio (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code).

                  6.11 CONDITION OF VMFCT AND NORTHPOINTE. To the knowledge of Nationwide:

                           (a) Each of VMFCT and NorthPointe is registered as an
investment adviser under the Advisers Act and in all states where it is required to be so registered. Each of VMFCT and NorthPointe is in material compliance with all laws, rules and regulations applicable to its business of providing management and other services to Nationwide and the Value Opportunities Fund. Neither VMFCT nor NorthPointe nor any affiliated person of VMFCT or NorthPointe is ineligible to serve as an employee, officer, director, member of an advisory board, investment advisor, depositor or principal underwriter of any registered investment company by reason of a conviction of a felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act and is not subject to any order issued by the SEC under Section 9(b) of the 1940 Act.

                           (b) No litigation, proceeding or governmental
investigation or inquiry is pending or threatened against VMFCT or NorthPointe that, if determined against VMFCT or NorthPointe, would be reasonably likely to have a material adverse effect on Nationwide or the Value Opportunities Fund or on NorthPointe's ability to provide management and other services to Nationwide or the Value Opportunities Fund.

                  6.12 OPERATIONS. There has not been any material adverse change in the business, operations, financial position, properties or other assets of the Value Opportunities Fund (other than changes occurring in the ordinary course of business), and the business of the Value Opportunities
Fund has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all applicable federal and state laws. Furthermore, between the date hereof and the Effective Time, Nationwide will continue to operate the business of the Value Opportunities Fund as presently conducted, and Nationwide has no plan or intention to make any significant changes in the business of the Value

Opportunities Fund following the Effective Time. The following is true with respect to the Value Opportunities Fund and operation of the Value Opportunities Fund's business:


                           (a) All transactions involving the Value
Opportunities Fund have been accurately and fully recorded in the books and records of the Value Opportunities Fund;

                           (b) The Value Opportunities Fund has not sold,
exchanged, conveyed or otherwise disposed of, or subjected to lien, pledge, hypothecation or other encumbrance, any assets other than sales or other transactions in the ordinary course of business;

                           (c) The Value Opportunities Fund has paid its debts,
obligations and liabilities, including taxes, fees, levies and assessments in the ordinary course as they have matured;

                           (d) The Value Opportunities Fund has not incurred any
material debt, obligation or liability (other than those incurred in the ordinary course of its business) which presently subjects, or with the passage of time or upon default will subject, its assets to any lien, claim, charge or other encumbrance;

                           (e) The Value Opportunities Fund has not altered,
amended, terminated or discharged any written or oral material contract, commitment or agreement to which the Value Opportunities Fund is presently a party which is required to be listed on Schedule 6.15 hereto, nor waived any material right with respect thereto, nor permitted or consented to such alteration, amendment, termination or discharge, nor committed or caused a breach or default in any of the provisions thereof;

                           (f) The Value Opportunities Fund has not entered into
any written or oral contract except in the ordinary course of business at the prices and upon the terms consistent with its past practices and which do not violate any representation, warranty or covenant of this Agreement;

                           (g) The Value Opportunities Fund has materially
complied with all laws applicable to the conduct of its business; and

                           (h) There has not occurred any transaction or event,
nor is any anticipated, which does or may adversely affect the Value Opportunities Fund's business or the Value Opportunities Fund's assets in any material respect (other than changes occurring in the ordinary course of business), and Nationwide will, immediately notify Principal Preservation upon the occurrence of any such event of which Nationwide becomes aware prior to the Effective Time.

                  6.13 RIGHT TO INSPECT THE BOOKS AND RECORDS. Nationwide shall make available and Principal Preservation and its agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice to the extent Principal Preservation reasonably deems appropriate, to examine the books and records of the Value Opportunities Fund, and to make such tests, surveys, investigations and other inspections in such manner as Principal Preservation may reasonably deem necessary, provided that such inspection shall not interfere with the conduct of the Value Opportunities Fund's business.

                  6.14     [Intentionally omitted.]

                  6.15 MATERIAL AGREEMENTS. Schedule 6.15 attached hereto lists all material contracts, agreements, understandings or other commitments of the Value Opportunities Fund. The Value Opportunities Fund has delivered or made available to Principal Preservation complete and accurate copies of all documents referred to on Schedule 6.15 attached hereto, each of which is in effect and valid and enforceable against the Value Opportunities Fund and, to the knowledge of Nationwide, valid and enforceable against the other party in accordance with its terms.

                  6.16 THIRD PARTY CONSENTS. Except for the effectiveness of the Registration Statement and registration with the SEC of the Value Opportunities Fund Shares to be issued in the Reorganization, there are no approvals or consents of any third parties necessary or required for Nationwide validly and legally to enter into this Agreement and to perform its obligations hereunder.

         7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF PRINCIPAL PRESERVATION

         The obligations of Principal Preservation under this Agreement are, at the option of Principal Preservation, subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

                  7.1 ACCURACY OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of Nationwide set forth in Section 6 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date. Nationwide shall have duly performed and complied in all materials respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. Nationwide shall have delivered to Principal Preservation a certificate of its Chairman or Treasurer dated as of the Closing Date to the effect set forth in this Section 7.1.

                  7.2 NO ADVERSE CHANGES. There shall have been no material adverse change since the date hereof in the financial condition, business, operations or assets of the Value Opportunities Fund (other than those occurring in the ordinary course of business).

                  7.3 APPROVAL OF LEGAL MATTERS BY COUNSEL. There shall have been furnished to counsel for the Principal Preservation, certified copies of such corporate records of Nationwide relating to the Value Opportunities Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to counsel for Principal Preservation.

                  7.4 APPROVAL BY SELECT VALUE PORTFOLIO SHAREHOLDERS. All necessary approvals of the shareholders of the Select Value Portfolio with respect to the Reorganization under this Agreement shall have been obtained. The Select Value Portfolio Shareholder Meeting shall have been duly called and held in accordance with the provisions of the 1940 Act, the Maryland General Corporation Law and the Articles of Incorporation and Bylaws of Principal Preservation, including compliance with the notice and quorum requirements thereunder, and at such meeting this Agreement and the Reorganization contemplated hereby shall have been approved by the affirmative vote of the lesser of: (a) 67% or more of the Select Value Portfolio shares present at the Select Value Portfolio Shareholder Meeting and entitled to vote, provided shareholders who are the owners of more than 50% of the Select Value Portfolio shares outstanding and entitled to vote on this Agreement and the Reorganization contemplated hereby at the Select Value Portfolio Shareholder Meeting are present at such Meeting in person or by proxy; or (b) more than 50% of the Select Value Portfolio shares outstanding and entitled to vote on approval of the Agreement at the Select Value Portfolio Shareholder Meeting (the "Required Select Value Portfolio Shareholder Vote").

                  7.5 RECEIPT OF CLOSING DOCUMENTS. Principal Preservation shall have received all of the closing documents referred to in Section 9.2 hereof.


                  7.6 TAX OPINION. Principal Preservation shall have received a favorable opinion from Quarles and Brady LLP (based on such representations as such firm may reasonably request), addressed to Principal Preservation, which opinion may be relied upon by the shareholders of the Select Value Portfolio, with respect to the federal income tax consequences of the Reorganization, substantially in the form attached hereto as Exhibit A.



                  7.7 LEGAL OPINION. Principal Preservation shall have received an opinion from counsel to Nationwide, dated as of the Closing Date, substantially in the form attached hereto as Exhibit B.


                  7.8 REGISTRATION STATEMENT. The Registration Statement on Form N-14 shall have become effective under the Securities Act, no stop orders suspending the effectiveness thereof shall have been issued, and no investigation or proceeding for that purpose shall have been instituted or threatened under the Securities Act.

                  7.9 RELATED AGREEMENT. That certain agreement of even date herewith between Ziegler and Villanova Capital, Inc. shall have been executed and delivered.

                  7.10 NO ADVERSE PROCEEDINGS. There shall be no action, suit, proceeding or claim instituted or threatened by Nationwide or any third party relating to the transactions contemplated by this Agreement which would delay or materially adversely affect the consummation of the transactions contemplated hereby.

                  7.11 DIFFERENCES IN SHADOW VALUATIONS. The shadow valuations of the assets of the Select Value Portfolio conducted by Principal Preservation pursuant to Section 2.2(e) of this Agreement shall not differ by more than 0.05% from the corresponding valuations conducted by Nationwide, in each case using the smaller of the two corresponding valuations as the base line for computing the percentage variation.


                  7.12 EXEMPTIVE ORDER. The SEC shall have issued an order exempting the transactions contemplated by this Agreement from Section 17(a) of the 1940 Act.


         8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF NATIONWIDE

         The obligations of Nationwide under this Agreement are, at its option, subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

                  8.1 ACCURACY OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of Principal Preservation set forth in Section 5 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date. Principal Preservation shall have duly performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or on the Closing Date. Principal Preservation shall have delivered to Nationwide on the Closing Date a certificate of its President or Vice President dated as of the Closing Date to the effect set forth in this Section 8.1.

                  8.2 APPROVAL BY SELECT VALUE PORTFOLIO SHAREHOLDERS. The Required Select Value Portfolio Shareholder Vote shall have been obtained.

                  8.3 NO ADVERSE CHANGES. There shall have been no material adverse changes since the date hereof in the financial condition, business, operations or assets of the Select Value Portfolio (other than changes occurring in the ordinary course of business).

                  8.4 APPROVAL OF LEGAL MATTERS BY COUNSEL. There shall have been furnished to counsel for Nationwide certified copies of such corporate and business records of the Select Value Portfolio and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby and thereby shall have been reasonably satisfactory to counsel for Nationwide.

                  8.5 NO ADVERSE PROCEEDINGS. There shall be no action, suit, proceeding or claim instituted or threatened by Principal Preservation or any third party relating to the transactions contemplated by this Agreement which would delay or materially adversely affect the consummation of the transactions hereby.

                  8.6 STATEMENT OF SELECT VALUE PORTFOLIO ASSETS. The Select Value Portfolio shall have delivered to the Value Opportunities Fund a statement of Select Value Portfolio Assets and its liabilities, together with a list of the Select Value Portfolio's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Valuation Date, certified by the Treasurer of Principal Preservation.

                  8.7 DIFFERENCES IN SHADOW VALUATIONS. The shadow valuations of the assets of the Select Value Portfolio conducted by Principal Preservation pursuant to Section 2.2(e) of this Agreement shall not differ by more than 0.05% from the corresponding valuations conducted by Nationwide, in each case using the lower of the two corresponding valuations as the base line for calculating the percentage difference.

                  8.8 CERTAIN SELECT VALUE PORTFOLIO ASSETS. At the close of business on the Valuation Date, the Select Value Portfolio Assets shall include no assets that the Value Opportunities Fund, by reason of charter limitations or otherwise, may not legally acquire. Principal Preservation shall provide and Nationwide shall review a list of the assets of the Select Value Portfolio promptly following the date hereof and inform Principal Preservation of any assets which may not be acquired by the Value Opportunities Fund.

                  8.9 REGISTRATION STATEMENT. The Registration Statement on Form N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and no investigation or proceeding for that purpose shall have been instituted or threatened under the 1933 Act.


                  8.10 LEGAL OPINION. Nationwide shall have received a legal opinion from Quarles & Brady LLP, counsel to Principal Preservation dated as of the Closing Date, substantially in the form attached hereto as Exhibit C.



                  8.11 TAX OPINION. Nationwide shall have received a favorable opinion from Quarles & Brady LLP (based on such representations as such firm may reasonably request) addressed to Nationwide, with respect to the federal income tax consequences of the Reorganization, substantially in the form attached hereto as Exhibit A.


                  8.12 SHAREHOLDERS LIST. The Select Value Portfolio shall have delivered to the Value Opportunities Fund a list of the Select Value Portfolio Shareholders and the number and class of shares of common stock of the Select Value Portfolio they held as of the close of business on the Valuation Date, certified by the Secretary of Principal Preservation.

                  8.13 DECLARATION OF DIVIDEND. Principal Preservation shall have declared and paid a dividend or dividends and/or other distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Select Value Portfolio Shareholders all of Select Value Portfolio's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date.


                  8.14 EXEMPTIVE ORDER. The SEC shall have issued an order exempting the transactions contemplated by this Agreement from Section 17(a) of the 1940 Act.


         9.       CLOSING DOCUMENTS

                  9.1 DOCUMENTS TO BE DELIVERED TO NATIONWIDE. Principal Preservation agrees to deliver to Nationwide on the Closing Date the following:

                           (a)      BILLS OF SALE, ASSIGNMENTS AND TRANSFERS.
Good and sufficient bills of sale, assignments, instruments of conveyance, and other instruments of transfer, duly executed by Principal Preservation, in the forms satisfactory to Nationwide and its counsel, with covenants or warranties as shall be necessary to assign and transfer to and vest in the Value Opportunities Fund good and merchantable title to all the Select Value Portfolio Assets, free and clear of any and all liabilities, liens, claims and encumbrances except those specifically permitted by this Agreement.

                           (b)      OFFICER'S CERTIFICATES. Certificate of the
President or Vice President of Principal Preservation, dated as of the Closing Date, certifying that the conditions precedent set forth in Section 7.1 have been fulfilled.

                           (c)      CERTIFICATES OF SECRETARY. Certificate of
the Secretary of Principal Preservation dated as of the Closing Date certifying
(i) the accuracy and effectiveness of articles of incorporation of Principal Preservation, (ii) the accuracy and effectiveness of bylaws of Principal Preservation, (iii) the adoption, accuracy and effectiveness of board and shareholder resolutions contemplated hereby, and (iv) the incumbency of certain officers of Principal Preservation and the genuineness of the specimen signatures of those officers of Principal Preservation executing documents.

                           (d)      LIEN SEARCH. Good and sufficient evidence
reasonably satisfactory to counsel for Nationwide that (i) there are no chattel mortgages, security interests, judgments, claims or other liens outstanding against any of the Select Value Portfolio Assets except those specifically permitted by this Agreement and (ii) the Select Value Portfolio has good, marketable title to all of the Select Value Portfolio Assets.

                           (e)      CERTIFICATE OF GOOD STANDING. Certificate of
Good Standing regarding Principal Preservation issued as of a recent date (within 30 days of the Closing Date) by the Maryland Department of Assessments and Taxation.


                           (f)      COUNSEL'S OPINIONS. Opinions of counsel,
addressed to Nationwide, dated as of the Closing Date, substantially in the forms attached hereto as Exhibits A and C.

                           (g)      OTHER DOCUMENTS. Such other documents and
showings as shall reasonably be required by Nationwide and its counsel.

                  9.2 DOCUMENTS TO BE DELIVERED TO PRINCIPAL PRESERVATION. Nationwide agrees to deliver to Principal Preservation on the Closing Date the following:

                           (a)      OFFICER'S CERTIFICATE. Certificate of the
Chairman or Treasurer of Nationwide, dated as of the Closing Date, certifying that the conditions precedent set forth in Section 8.1 have been fulfilled.

                           (b)      CERTIFICATE OF SECRETARY OF NATIONWIDE. A
Certificate of the Secretary of Nationwide dated as of the Closing Date certifying (i) the accuracy and effectiveness of Declaration of Trust of Nationwide, (ii) the accuracy and effectiveness of Bylaws of Nationwide, (iii) the adoption, accuracy and effectiveness of the trustee resolutions contemplated hereby, and (iv) the incumbency of certain officers of Nationwide and genuineness of the specimen signatures of those officers of Nationwide executing documents.

                           (c)      ISSUANCE OF SHARES. The Value Opportunities
Fund Shares to be issued pursuant hereto (or a share deposit receipt representing such shares).

                           (d)      CERTIFICATE OF FULL FORCE AND EFFECT.
Certificate of Full Force and Effect regarding Nationwide issued as of a recent date by the Ohio Secretary of State.


                           (e)      COUNSEL'S OPINIONS. Opinions of counsel,
addressed to Principal Preservation, dated as of the Closing Date, substantially in the forms attached hereto as Exhibits A and B.


                           (f)      OTHER DOCUMENTS. Such other documents and
showings as shall reasonably be required by Principal Preservation and its counsel.

         10.      FURTHER AGREEMENTS

                  10.1 EXPENSES. No costs, fees or expenses will be paid by the Select Value Portfolio or the Value Opportunities Fund in connection with this Agreement and the transactions contemplated hereby. Each of the parties hereto represents and warrants that it has not incurred any obligation or liability, contingent or otherwise, for broker's, finder's or advisor's fees in connection with the transactions provided for herein and each agrees to hold the others harmless from and against all such liability arising out of contracts, express or implied, which may be asserted against the non-contracting parties.

                  10.2 RECOMMENDATION AND SOLICITATION OF SHAREHOLDER VOTE. Principal Preservation will recommend that shareholders of the Select Value Portfolio approve the Reorganization, and will use its best efforts to solicit the Required Select Value Portfolio Shareholder Vote.

                  10.3 INFORMATION TO BE FURNISHED. Nationwide will furnish Principal Preservation with copies of all written comments or the substance of oral communications received from the staff of the SEC with regard to the Registration Statement, and the parties will cooperate with each other in revising, if necessary, the Registration Statement to comply with such comments. Nationwide shall not file the Registration Statement or any amendment without the prior consent of Principal Preservation or its counsel.

                  10.4 CONDUCT OF BUSINESS OF THE SELECT VALUE PORTFOLIO AND THE VALUE OPPORTUNITIES FUND. From and after the date of this Agreement and through the Closing Date, Principal Preservation shall, with regard to the Select Value Portfolio: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of Nationwide, make no change in its bylaws which would materially affect the Select Value Portfolio; (e) use its best efforts to preserve its business organization intact, and to preserve the goodwill of the Select Value Portfolio shareholders and others having business relations with it; (f) not take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions other than in the ordinary course of business.

                  From and after the date of this Agreement and through the Closing Date, Nationwide shall with regard to the Value Opportunities Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice;
(d) without the written consent of Principal Preservation, make no change in its agreement and declaration of trust or bylaws that would materially affect the Value Opportunities Fund; (e) use its best efforts to preserve its business organization intact, and to preserve the goodwill of its investors and others having business relations with it; (f) not take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions that may have a material adverse effect on the Value Opportunities Fund or the Reorganization, other than in the ordinary course of business.

                  10.5 NONSURVIVAL OF REPRESENTATIONS, WARRANTIES OR COVENANTS. Except as set forth below, none of the representations, warranties or covenants in this Agreement or in any certificate or investment delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This Section shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

                  10.6     OBLIGATIONS OF PARTIES.

                           (a)      Nationwide and Principal Preservation hereby
acknowledge and agree that the Value Opportunities Fund is a separate investment portfolio of Nationwide, that Nationwide is executing this Agreement on behalf of the Value Opportunities Fund, and that, subject to Section 10.1, any amounts payable by Nationwide under or in connection with this Agreement shall be payable solely from the revenues and assets of the Value Opportunities Fund.

                           (b)      Nationwide and Principal Preservation hereby
acknowledge and agree that the Select Value Portfolio is a separate investment portfolio of Principal Preservation, that Principal Preservation is executing this Agreement on behalf of the Select Value Portfolio, and that, subject to
Section 10.1, any amounts payable by Principal Preservation under or in connection with this Agreement shall be payable solely from the revenues and assets of the Select Value Portfolio.

                  10.7 UPDATING OF SCHEDULES. The Schedules which have been delivered by Principal Preservation to Nationwide prior to the execution of this Agreement have been prepared by Principal Preservation and will be updated by Principal Preservation to include information as of such date as may be requested by Nationwide from time to time and delivered to Nationwide with any and all changes specifically marked so that all such Schedules are true, accurate and complete in all respects at the time of Closing. The Schedules which have been delivered by Nationwide to Principal Preservation prior to the execution of this Agreement have been prepared by Nationwide and will be updated by Nationwide to include information as of such date as may be requested by Principal Preservation from time to time and delivered to Principal Preservation with any and all changes specifically marked so that all such Schedules are true, accurate and complete in all respects at the time of Closing.

                  10.8 FINAL TAX RETURNS AND FORMS 1099 OF THE SELECT VALUE PORTFOLIO

                           (a)      After the Closing, Principal Preservation
shall prepare, or shall cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed by Principal Preservation with respect to the Select Value Portfolio's final taxable years and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

                           (b)      Notwithstanding the provisions hereof, any
expenses incurred by Principal Preservation or the Select Value Portfolio (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing, shall be borne to the extent such expenses have been accrued by the Select Value

Portfolio in the ordinary course without regard to the Reorganization contemplated by this Agreement; any excess expenses shall be borne by the Value Opportunities Fund at the time such tax returns and Forms 1099 are prepared pursuant to and agreement between Principal Preservation and Nationwide.

                  10.9 COOPERATION AND EXCHANGE OF INFORMATION. Nationwide and Principal Preservation will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Such cooperation and information shall include providing copies of relevant tax returns or portions thereof, together with accompanying schedules and related work papers and documents relating to rulings or other determinations by taxing authorities. Each party shall make its employees and officers available on a mutually convenient basis to provide explanations of any documents or information provided hereunder to the extent, if any, that such party's employees are familiar with such documents or information. Each party will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to tax matters of the Select Value Portfolio and the Value Opportunities Fund for its taxable period first ending after the Closing and for all prior taxable periods. Any information obtained under this Section 10.9 shall be kept confidential except as may be otherwise necessary in connection with the filing of returns or claims for refund.

         11.      TERMINATION

                  11.1 GENERAL PROVISIONS. This Agreement may not be terminated at any time prior to the Closing Date by any party, except that this Agreement may be terminated:

                           (a)      By mutual written consent of the parties
hereto:

                           (b)      By either Nationwide, on the one hand, or
Principal Preservation, on the other hand, by written notice to the other, if the Closing shall not have occurred on or before March 31, 2001, or such later date to which the parties shall have extended this Agreement by mutual written consent;

                           (c)      By Nationwide, if there has been a
misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of Principal Preservation in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 8 hereof;

                           (d)      By Principal Preservation, if there has been
a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of Nationwide in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 7 hereof: and;

                           (e)      By Nationwide at any time if the Board of
Directors of Principal Preservation changes its recommendations to the shareholders of the Select Value Portfolio.

Any termination of this Agreement pursuant to this Section 11.1 shall be by notice in writing to the other party.

                  11.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 11.1 hereof or if the Closing does not occur by reason of any of the conditions in Sections 7 and 8 hereof not being satisfied, then there shall be no other liability on the part of any party (or its trustees, directors, officers, agents or shareholders) to the other (or its trustees, directors, officers, agents or shareholders); provided, however, that such termination shall not preclude liability attaching to a party who has caused the termination hereof by willful act or willful failure to act in violation of the terms and provisions of this Agreement.

         12.      AMENDMENT

         This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         13.      WAIVER

         Any terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, or their respective counsel. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of a condition or of the breach of any term, covenant, representation or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or beach or a waiver of any other condition or of the breach of any other term, covenant, representation or warranty of this Agreement.

         14.      MISCELLANEOUS PROVISIONS

                  14.1 HEADINGS. The Article and Section headings contained in this Agreement will have reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  14.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, except to the extent affected by the Maryland General Corporate Law and the 1940 Act.

                  14.3 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, telegraphed or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by such party by like notice):


                           (a)  If to Nationwide or the         Nationwide Mutual Funds
                                Value Opportunities             1200 River Road
                                Fund at:                        Conshohocken, Pennsylvania 19428
                                                                Attention:  Treasurer

                                with a copy to:                 Stradley Ronon Stevens & Young LLP
                                                                2600 One Commerce Square
                                                                Philadelphia, Pennsylvania  19103
                                                                Attention:  Eric E. Miller

                           (b)  If to Principal Preservation    Principal Preservation Portfolios, Inc.
                                or the Select Value             215 North Main Street
                                Portfolio:                      West Bend, Wisconsin   53095
                                                                Attention: President

                                with a copy to:                 Quarles & Brady LLP
                                                                411 East Wisconsin Avenue
                                                                Milwaukee, Wisconsin   53202
                                                                Attention: Conrad G. Goodkind

Written notice given by any other method shall be deemed effective only when actually received by the party to whom given.

                  14.4 FURTHER ASSURANCE. Each of the parties hereto hereby agrees that after the Closing Date it will from time to time, upon the reasonable request of another party hereto, take such further action as the other may reasonably request to carry out the transfer and sale of assets contemplated by this Agreement, including, without limitation, the execution and delivery of all further evidences and instruments of transfer and assignment.

                  14.5 EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one agreement.

                  14.6 MISCELLANEOUS. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder, it being expressly agreed that there are no third party beneficiaries of this Agreement; (c) shall be binding upon and inure to the benefit of the Value Opportunities Fund and the Select Value Portfolio, and their respective permitted successors and assigns; and (d) neither this Agreement nor any interest herein may be assigned by any party without the prior written consent of the other.

                  14.7 PUBLICITY. Neither the parties to this Agreement nor their respective directors, trustees, officers, stockholders, employees or agents shall issue any press release or other announcement with respect to this Agreement, or otherwise make any disclosures relating thereto to the press without the prior consent of the other parties, which consent shall not be unreasonably withheld; provided, however, that such consent shall not be required where such release, announcement or disclosure is required by applicable law or the rules or regulations of a securities exchange, other self-regulatory authority or governmental agency.

                  14.8 LIABILITY OF NATIONWIDE BOARD OF TRUSTEES. The obligations of Nationwide entered into in the name or on behalf thereof by any of Nationwide's Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Nationwide. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of Nationwide personally, but bind only the assets of Nationwide. All persons dealing with the Value Opportunities Fund must look solely to the assets of Nationwide belonging to such series for the enforcement of any claims against Nationwide hereunder.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                                (ON BEHALF OF THE SELECT VALUE PORTFOLIO)


                                By:
                                       -----------------------------------------
                                       John Mulherin, President and CEO

                                NATIONWIDE MUTUAL FUNDS
                                (ON BEHALF OF THE NATIONWIDE VALUE OPPORTUNITIES
                                FUND)


                                By:
                                       -----------------------------------------

                                Title:
                                       -----------------------------------------

                                                                      APPENDIX B


                          INVESTMENT ADVISORY AGREEMENT


         THIS AGREEMENT is made as of the 15th day of December, 2000, by and between PRINCIPAL PRESERVATION PORTFOLIOS, INC., a Maryland corporation ("PPP"), on behalf of its Select Value Portfolio (the "Fund"), and NORTHPOINTE CAPITAL, LLC (the "Advisor").

                              W I T N E S S E T H:

         A. On September 29, 2000, PPP, on behalf of the Fund, and the Advisor entered into an Interim Investment Advisory Agreement (the "Interim Agreement") in compliance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the "Act");

         B. Under Rule 15a-4, the Interim Agreement may continue for a period of up to 150 days from its effective date (until February 26, 2001);

         C.       PPP has proposed a tax-free reorganization (the
"Reorganization") with respect to the Fund which involves the transfer of substantially all of its assets to the Nationwide Value Opportunities Fund (the "Nationwide Fund") in exchange solely for shares of the Nationwide Fund followed by the distribution of shares to the Fund's shareholders in liquidation of the Fund;

         D. The Reorganization is subject to approval by the shareholders of the Fund at a special meeting to be held on February 16, 2001, and if so approved, the Reorganization is expected to be completed on or about February 19, 2001; and

         E. This Agreement, if approved by the shareholders of the Fund, will become effective on February 26, 2001, but only if the Reorganization is not completed by such date.

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

         1.       IN GENERAL

                  PPP hereby appoints the Advisor to act as investment advisor for the Fund, subject to the terms and conditions set forth in this Agreement. The Advisor agrees to provide professional investment management with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of securities held in the portfolio of the Fund.

         2. DUTIES AND OBLIGATIONS OF THE ADVISOR WITH RESPECT TO MANAGEMENT OF THE FUND

                  (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Directors of PPP, the Advisor shall:

                           (i) Decide what securities shall be purchased or sold by the Fund and when; and

                           (ii) Arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund.

                  (b) Any purchases or sales of portfolio securities on behalf of the Fund shall at all times conform to, and be in accordance with, any requirements imposed by:
                           (1) the provisions of the Act and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Articles of Incorporation and By-Laws of PPP as amended from time to time; (4) any policies and determinations of the Board of Directors of PPP; and
                           (5) the fundamental policies of the Fund, as
                           reflected in its prospectus and statement of
                           additional information (the "Registration Statement") under the Act, or as amended by the share holders of the Fund.

                  (c) The Advisor shall also administer the affairs of the Fund and, in connection therewith, shall be responsible for (i) maintaining the Fund's books and records, (other than financial or accounting books and records maintained by any accounting services agent and such records maintained by the Fund's custodian or transfer agent); (ii) preparing for the Fund (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Fund's shareholders and Directors and reports to and other filings with the Securities and Exchange Commission ("SEC") and other governmental agency (the Fund agreeing to supply or cause to be supplied to the Advisor all necessary financial and other information in connection with the foregoing); (iii) preparing such applications and reports as may be necessary to register or maintain the Fund's registration and/or the registration of the shares of the Fund under the securities or "blue sky" laws of the various states selected by the Fund's distributor (the Fund agreeing to pay all filing fees or other similar fees in connection therewith); (iv) responding to all inquiries or other communications of shareholders, if any, which are directed to the Advisor, or if any such inquiry or communication is more properly to be responded to by the Fund's custodian, transfer agent or accounting services agent, overseeing their response thereto; (v) overseeing all relationships between the Fund and its custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; and (vi) authorizing and directing any of the Advisor's directors, officers and employees who may be elected as Directors or officers of PPP to serve in the capacities in which they are elected. All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any such Directors, officers or employees of the Advisor. The Advisor may also, at its own cost and expense, engage or contract with others for the provision of the services described in this Section 2(c), subject to the approval of the PPP Board of Directors which shall not be unreasonably withheld.

                  (d) The Advisor shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Advisor) the Advisor shall not be subject to liability to PPP, the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with rendering services hereunder or under this Agreement, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement related, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Furthermore, the Advisor shall not be subject to liability to PPP, the Fund or to any shareholder of the Fund for any act or omission of B.C. Ziegler and Company ("Ziegler") or any other advisors or sub-advisors in the course of, or connected with, rendering services under the terms of any prior investment advisory agreements ("Prior Agreements"). Except for such disabling conduct, PPP shall indemnify the Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Advisor) from any liability arising from the Advisor's conduct under this Agreement or the Interim Agreement or Ziegler's or any other advisor's or sub-advisor's conduct under the terms of the Prior Agreements to the extent permitted by PPP's Articles of Incorporation, By-Laws and applicable law.

                  (e) Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the Act) of the Advisor from acting as investment advisor or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the advisor or any such affiliated person from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

                  (f) It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of PPP's Registration Statement under the Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein.

         3.       BROKER-DEALER RELATIONSHIPS

                  In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and the sale of securities held by the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of PPP to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion. The Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) provide lawful and appropriate assistance to the Advisor in the performance of its decision-making responsibilities; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. PPP recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Advisor is also authorized to consider sales of Fund shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

                  It is recognized that the services provided by such brokers may be useful to the Advisor in connection with the Advisor's services to other clients. On occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner the Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         4.       ALLOCATION OF EXPENSES

                  The Advisor agrees that it will furnish the Fund, at the Advisor's expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Interim Agreement. The Advisor will also pay all compensation of all directors, officers and employees of PPP who are affiliated persons of the Advisor. All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by PPP, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices proxy material and prospectuses to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor or other industry association; (xii) such non-recurring expenses as may arise, including litigation affecting PPP and the legal obligations which PPP may have to indemnify its officers and Directors with respect thereto; and
(xiii) all expenses which PPP or the Fund agrees to bear in any distribution agreement or in any plan adopted by PPP and/or the Fund pursuant to Rule 12b-1 under the Act.

         5.       COMPENSATION OF THE ADVISOR

                  (a) PPP agrees to pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, an annual management fee, payable monthly and computed on the value of the average daily net asset value of the Fund as shown on Schedule A attached hereto. The method of determining net assets of the Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the Fund's shares. If this Agreement shall be effective for only a portion of a month, the fee shall be prorated for the portion of such month during which this Agreement is in effect.

                  (b) In the event the expenses of the Fund (including the fees of the Advisor and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Advisor will reduce its fee by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund so that at any time will there be any accrued but unpaid liability under this expense limitation.

         6.       DURATION AND TERMINATION

                  (a) This Agreement shall go into effect on the date set forth on Schedule A attached hereto (provided it has then been approved by the holders of a majority of the outstanding voting securities of the Fund (as defined in the Act)) and shall, unless terminated as hereinafter provided, continue in effect until October 31, 2001 or the date on which the Reorganization is completed, whichever is earlier to occur.

                  (b) This Agreement may be terminated by the Advisor at any time without penalty upon giving PPP sixty (60) days' written notice (which notice may be waived by PPP) and may be terminated by PPP at any time without penalty upon giving the Advisor sixty (60) days' written notice (which written notice may be waived by the Advisor), provided that such termination by PPP shall be directed or approved by the Board of Directors of PPP or a majority of the outstanding voting securities of the Fund (as defined in the Act). This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

         7.       SERVICES NOT EXCLUSIVE

                  The services furnished by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. It is understood that the action taken by the Advisor under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Advisor, and that a transaction in a specific security may not be accomplished for all clients of the Advisor at the same time or at the same price.

         8.       AMENDMENT

                  This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Board of Directors of PPP or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act).

         9.       CONFIDENTIALITY

                  Subject to the duties of the Advisor and PPP to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and PPP and the actions of the Advisor and the Fund in respect thereof.

         10.      NOTICES

                  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

                  (a)      If to the Advisor:

                           NorthPointe Capital, LLC
                           201 West Big Beaver Road
                           Suite 1000, 10th Floor
                           Troy, MI  48084
                           Attention:       Michael Hayden
                           Facsimile:       248-457-1201

                           With a copy to:

                           Villanova Capital, Inc.
                           1200 River Road
                           Conshohocken, PA  19428
                           Attention:       Legal Department
                           Facsimile:       484-530-1323

                  (b)      If to PPP or the Fund:

                           Principal Preservation Portfolios, Inc.
                           215 North Main Street
                           West Bend, WI  53095
                           Attention:       Robert J. Tuszynski
                           Facsimile:       262-334-0388

                           With a copy to:

                           Quarles & Brady LLP
                           411 East Wisconsin Avenue
                           Milwaukee, WI  53202
                           Attention:       Conrad G. Goodkind
                           Facsimile:       414-271-3552

         11.      JURISDICTION

                  This Agreement shall be governed by and construed to be in accordance with the substantive laws of the State of Wisconsin without reference to choice of law principles thereof and in accordance with the Act. In the case of any conflict, the Act shall control.

         12.      COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

         13.      CERTAIN DEFINITIONS

                  For the purposes of this Agreement, "interested person," "majority of the outstanding voting securities," "affiliated person," "assignment" shall have their respective meanings as set forth in the Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission.

         14.      CAPTIONS

                  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         15.      SEVERABILITY

                  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of this Agreement shall not be affected adversely and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

                                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                                   (ON BEHALF OF THE SELECT VALUE PORTFOLIO)


                                   By:
                                        ----------------------------------------

                                   Title:
                                           -------------------------------------


                                   NORTHPOINTE CAPITAL, LLC


                                   By:
                                        ----------------------------------------

                                   Title:
                                           -------------------------------------

                                                                      SCHEDULE A


                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                          INVESTMENT ADVISORY AGREEMENT
                                  ON BEHALF OF
                             SELECT VALUE PORTFOLIO


                                  COMPENSATION

         a. Effective Date: February 26, 2001 (as of the close of trading), but only if the Reorganization has not been completed by such date.

         b. Management Fee: The management fee for this Portfolio, calculated in accordance with paragraph 5, shall be at an annual rate of 0.75 of 1% of the first $250 million of the average daily net assets of the Portfolio, and 0.65 of 1% on average daily net assets in excess of $250 million.

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 18, 2001

                             FOR THE REORGANIZATION
                                     OF THE
                             SELECT VALUE PORTFOLIO
              (A SERIES OF PRINCIPAL PRESERVATION PORTFOLIOS, INC.)
                                      INTO
                       NATIONWIDE VALUE OPPORTUNITIES FUND
                      (A SERIES OF NATIONWIDE MUTUAL FUNDS)

                             Nationwide Mutual Funds
                             Three Nationwide Plaza
                              Columbus, Ohio 43215


        This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus dated January 18, 2001, relating to the reorganization of the Select Value Portfolio, a mutual fund portfolio of Principal Preservation Portfolios, Inc. ("Principal Preservation"), into the Nationwide Value Opportunities Fund (the "Value Opportunities Fund"), a series of Nationwide Mutual Funds ("Nationwide"). In connection with the Reorganization, the Value Opportunities Fund would acquire substantially all of the assets (net of liabilities) of the Select Value Portfolio. In consideration of the Select Value Portfolio's transfer of assets to the Value Opportunities Fund, the Value Opportunities Fund would issue to the Select Value Portfolio shares of the Value Opportunities Fund having an aggregate net asset value equal to the aggregate value of the assets transferred by the Select Value Portfolio. Class A shares of the Value Opportunities Fund would be issued for the Select Value Portfolio assets allocated to the Class A shares of the Select Value Portfolio, and Class B shares of the Value Opportunities Fund would be issued for the Select Value Portfolio assets allocated to the Class B shares of the Select Value Portfolio. The Select Value Portfolio would thereafter distribute the shares of the Value Opportunities Fund so received to its shareholders on a pro rata basis, and the Select Value Portfolio subsequently would be liquidated and discontinued. As a result of the Reorganization, shareholders of the Select Value Portfolio would become shareholders of the Value Opportunities Fund. It is expected that the aggregate net asset value of the shares of the Value Opportunities Fund received by each shareholder of the Select Value Portfolio in the Reorganization would be equal, immediately following the Reorganization, to the aggregate net asset value of the shares of the Select Value Portfolio held by such shareholder immediately prior to the Reorganization. The Reorganization is expected to be tax-free to the Select Value Portfolio shareholders.


         The information otherwise required to be set forth in this Statement of Additional Information is included in: (i) the Statement of Additional Information of the Value Opportunities Fund, dated January 3, 2000 (as amended September 29, 2000) (the "Value Opportunities Fund SAI"); (ii) the Statement of Additional Information of the Select Value Portfolio, dated May 1, 2000; (iii) the Annual Report to Shareholders of the Value Opportunities Fund for the period ended October 31, 2000 (the "Value Opportunities Fund Annual Report"); and (iv) the Annual Report to Shareholders of the Select Value Portfolio for the year ended October 31, 2000 (the "Select Value Portfolio Annual Report"). The Value Opportunities Fund SAI, the Select Value Portfolio SAI, the Value Opportunities Fund Annual Report, and the Select Value Portfolio Annual Report are incorporated by reference herein.

         A copy of the Proxy Statement/Prospectus, the Prospectus of the Value Opportunities Fund, dated January 3, 2000 (as amended February 9, 2000, and as supplemented), the Value Opportunities Fund SAI and the Value Opportunities Fund Annual Report may be obtained free of charge by writing to Nationwide Advisory Services, Inc., P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43215, or by calling toll free 1-800-848-0920. A copy of the Prospectus of the Select Value Portfolio, dated May 1, 2000 (as supplemented), the Select Value Portfolio SAI and the Select Value Portfolio Annual Report may be obtained free of charge by writing to Principal Preservation Portfolios, Inc., 215 North Main Street, West Bend, Wisconsin 53095, or by calling 1-800-826-4600.

                   ADDITIONAL INFORMATION ABOUT NATIONWIDE AND
                          THE VALUE OPPORTUNITIES FUND

         For additional information about Nationwide and the Value Opportunities Fund, please see the Value Opportunities Fund SAI, which is incorporated by reference herein.


             ADDITIONAL INFORMATION ABOUT PRINCIPAL PRESERVATION AND
                           THE SELECT VALUE PORTFOLIO

         For additional information about Principal Preservation and the Select Value Portfolio, please see the Select Value Portfolio SAI, which is incorporated by reference herein.


                                     EXPERTS

         The audited financial statements of the Value Opportunities Fund incorporated by reference into this Statement of Additional Information have been audited by KPMG LLP, independent public accountants, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

         The audited financial statements of the Select Value Portfolio incorporated by reference into this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.


                         HISTORICAL FINANCIAL STATEMENTS

         The following audited historical financial statements and footnotes thereto of the Value Opportunities Fund, together with the Report of the Independent Accountants thereon, are incorporated herein by reference from the Value Opportunities Fund Annual Report:

         (1) Statement of Assets and Liabilities for the Value Opportunities Fund as of October 31, 2000;

         (2) Statement of Operations for the Value Opportunities Fund for the period from December 29, 1999 to October 31, 2000;


         (3) Statement of Changes in Net Assets for the Value Opportunities Fund for the period from December 29, 1999 to October 31, 2000;


         (4) Statement of Investments of the Value Opportunities Fund as of October 31, 2000;


         (5)      Financial Highlights for the Value Opportunities Fund; and

         (6)      Notes to Financial Statements.

         The following audited historical financial statements and footnotes thereto of the Select Value Portfolio, together with the Report of the Independent Accountants thereon, are incorporated herein by reference from the Select Value Portfolio Annual Report:

         (1)      Balance Sheet for the Select Value Portfolio as of October 31,
                  2000;

         (2) Statement of Operations for the Select Value Portfolio for the year ended October 31, 2000;

         (3) Statement of Changes in Net Assets for the Select Value Portfolio for the year ended October 31, 2000 and for the ten months ended October 31, 1999;

         (4) Schedule of Investments of the Select Value Portfolio as of October 31, 2000;

         (5)      Financial Highlights for the Select Value Portfolio; and

         (6)      Notes to Financial Statements.


                         PRO FORMA FINANCIAL STATEMENTS

         Set forth below are the following unaudited pro forma financial statements:

         (1) Unaudited Pro Forma Combining Statement of Assets and Liabilities for the Value Opportunities Fund and Select Value Portfolio as of October 31, 2000 (assuming the Reorganization had been consummated on that date);

         (2) Unaudited Pro Forma Combining Statement of Operations for the Value Opportunities Fund and Select Value Portfolio for the period ended October 31, 2000 (assuming the Reorganization had been consummated on December 29, 1999 which is the inception date of the Value Opportunities Fund);


         (3) Unaudited Pro Forma Combining Schedule of Portfolio Investments of the Value Opportunities Fund and Select Value Portfolio as of October 31, 2000 (assuming the Reorganization had been consummated on that date); and


         (4)      Notes to Pro Forma Financial Statements (Unaudited).


         These unaudited pro forma financial statements should be read in conjunction with, and are qualified in their entirety by, the historical financial statements of the Value Opportunities Fund and Select Value Portfolio incorporated by reference into this Statement of Additional Information. These unaudited pro forma financial statements are intended for information purposes only, and are not necessarily indicative of the future financial position or future results of the Value Opportunities Fund.

     NATIONWIDE VALUE OPPORTUNITIES FUND/PRINCIPAL PRESERVATION SELECT VALUE
       PORTFOLIO PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                          OCTOBER 31, 2000 (UNAUDITED)



                                                                          Principal
                                                  Nationwide             Preservation
                                              Value Opportunities        Select Value     Pro Forma              Pro Forma
                                                   Fund (a)               Portfolio      Adjustments              Combined
                                             ----------------------  -----------------  -------------       ----------------
ASSETS:
  Investments in securities, at value          $           7,014,485   $      9,540,925   $          -        $    16,555,410
  Cash and cash equivalents                                  671,045                213         19,528  (b)   $       690,786
  Other assets                                                 9,420                213              -        $         9,633
  Receivables:                                                                                                $             -
       Interest and dividends                                  3,132              8,595              -        $        11,727
       Capital Shares Sold                                         -             22,259              -        $        22,259
       Reimbursements                                         19,528                  -        (19,528) (b)   $             -
                                               ----------------------  -----------------  -------------       ----------------
           Total Assets                                    7,717,610          9,572,205              -             17,289,815
                                               ----------------------  -----------------  -------------       ----------------

LIABILITIES:
  Payables:
       Capital shares redeemed                                     -             19,580              -                 19,580
       Investments securities purchased                        8,668             12,261              -                 20,929
  Accrued liabilities:
       Investment advisory fees                                4,065              5,715              -                  9,780
       Administration fees                                     6,352                732              -                  7,084
       Distribution fees                                       1,041              2,445              -                  3,486
       Transfer agent fees                                       472              5,440              -                  5,912
       Other                                                  44,363             13,494              -                 57,857
                                               ----------------------  -----------------  -------------       ----------------
           Total Liabilities                                  64,961             59,667              -                124,628
                                               ----------------------  -----------------  -------------       ----------------

NET ASSETS                                     $           7,652,649   $      9,512,538   $          -        $    17,165,187
                                               ======================  =================  =============       ================

NET ASSETS:
  Paid in capital                              $           7,143,478   $      7,528,747   $          -        $    14,672,225
  Accumulated undistributed
  (distributions in excess of) net
  investment income                                            7,295             (7,809)             -                   (514)
  Accumulated net realized loss
  on investments                                             (68,884)           (81,856)             -               (150,740)
  Net unrealized appreciation
  of investments                                             570,760          2,073,456              -              2,644,216
                                               ----------------------  -----------------  -------------       ----------------
           Net Assets                          $           7,652,649   $      9,512,538   $          -        $    17,165,187
                                               ======================  =================  =============       ================


Shares of beneficial interest
outstanding ($.001 par value;
unlimited number of
shares authorized):

  Class A Shares                                             198,921            605,723         61,819  (d)           866,463
  Class B Shares                                              60,795             93,396          8,145  (d)           162,336
  Institutional Service Class Shares                         357,524                  -              -                357,524

Net Asset Value:
  Class A Shares                               $               12.37   $          13.63                       $         12.37
  Class B Shares                               $               12.36   $          13.44                       $         12.36
  Institutional Service Class Shares           $               12.42   $              -                       $         12.42

Offering Price Per Share
  (100% (100%-Maximum Sales Charge))           $               13.12   $          14.39                       $         13.12
Maximum sales charge - Class A                                  5.75%              5.25%                                 5.75%
                                               ======================  =================  =============       ================

Cost of investments                            $           6,443,725   $      7,467,469   $          -        $    13,911,194
                                               ======================  =================  =============       ================




(a)  Fund commenced operations on December 29, 1999.
(b) Reflects payment of amounts owed by the Investment Advisor prior to the Reorganization.
(d) Represents the difference between total additional shares to be issued and current Nationwide Value Opportunities Fund shares outstanding.


            See accompanying notes to pro forma financial statements.

     NATIONWIDE VALUE OPPORTUNITIES FUND/PRINCIPAL PRESERVATION SELECT VALUE
             PORTFOLIO PRO FORMA COMBINING STATEMENT OF OPERATIONS
          FOR THE PERIOD FROM DECEMBER 29, 1999 TO OCTOBER 31, 2000 AND
            FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)



                                           Nationwide       Principal
                                             Value         Preservation
                                         Opportunities     Select Value      Pro Forma            Pro Forma
                                            Fund (a)        Portfolio       Adjustments           Combined

INVESTMENT INCOME:
     Interest                             $    19,849      $    70,873      $        --         $    90,722
     Dividends                            $    37,856      $    68,608               --             106,464
                                          -----------      -----------      -----------         -----------
         Total investment income               57,705          139,481               --             197,186

EXPENSES:
     Investment advisory fees                  20,249           73,598           (4,907)(b)          88,940
     Administration fees                       63,115            4,733            7,152 (b)          75,000
     Administrative servicing fees                361               --               --                 361
     Distribution fees                          6,535           33,869               --              40,404
     Custodian fees                             7,418            5,684           (3,000)(d)          10,102
     Printing and postage                      24,375            7,275           (7,000)(d)          24,650
     Professional fees                         13,320           33,087          (25,057)(d)          21,350
     Registration expenses                     35,863           25,598          (20,000)(d)          41,461
     Transfer agent fees                        2,562           30,280            2,625 (d)          35,467
     Trustees' fees                               175            1,463               --               1,638
     Other                                     12,500            7,697           (2,000)(d)          18,197
         Total expenses                       186,473          223,284          (52,187)(d)         357,570
     Less expense reimbursements             (150,154)         (76,911)          52,187 (d)        (174,878)
                                          -----------      -----------      -----------         -----------
         Net expenses                          36,319          146,373                0             182,692
                                          -----------      -----------      -----------         -----------
             Net investment income        $    21,386      $    (6,892)     $        --         $    14,494
                                          ===========      ===========      ===========         ===========

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on
     investments transactions             $   (68,885)     $   538,660      $        --         $   469,775
     Change in net unrealized
     appreciation of:
     Investments                              570,760        1,862,681                0           2,433,441
     Net realized and unrealized gain
     on investments                           501,875        2,401,341                0           2,903,216
                                          -----------      -----------      -----------         -----------
     Net increase in net assets
     from operations                      $   523,261      $ 2,394,449      $        --         $ 2,917,710
                                          ===========      ===========      ===========         ===========



(a)  Fund commenced operations on December 29, 1999.
(b) Reflects adjustment to investment advisory fees, administration fees, shareholder servicing fees, distribution fees and/or related reimbursements based on the surviving Fund's revised fee schedule.
(d)  Reduction reflects the estimated benefit of combining operations.


           See accompanying notes to pro forma financial statements.

           NATIONWIDE VALUE OPPORTUNITIES FUND/PRINCIPAL PRESERVATION
                             SELECT VALUE PORTFOLIO
              PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                          OCTOBER 31, 2000 (UNAUDITED)


                                                             Shares/Principal Amount
                                            ---------------------------------------------------------
                                                 Nationwide       Principal Preservation
                                            Value Opportunities        Select Value        Pro Forma
                                                   Fund                 Portfolio          Combined
                                            -------------------   ----------------------   ---------
Common Stock (93.6%)
ADVERTISING AGENCIES (0.9%)
           R H DONNELLEY CORP*                    3,300                  3,600               6,900


AEROSPACE (1.0%)
           ALLIANT TECHSYSTEMS INC*               1,000                                      1,000
           GOODRICH B F CO                        1,900                                      1,900


AIR TRANSPORT (0.8%)
           ATLAS AIR INC*                         1,600                  2,100               3,700


APPLIANCES & HOUSEHOLD DURABLES (0.3%)
           YORK INTL CORP NEW                     1,600                                      1,600


AUTO PARTS & EQUIPMENT (0.3%)
           VISTEON CORP                           3,000                                      3,000


AUTO PARTS: AFTER MARKET (0.9%)
           SUPERIOR INDS INTL INC                 2,000                  2,500               4,500


AUTO TRUCKS & PARTS (0.9%)
           OSHKOSH TRUCK CORP                     1,600                  2,200               3,800


BANKS: OUTSIDE NEW YORK CITY (4.8%)
           CULLEN FROST BANKERS INC               4,100                  3,800               7,900
           CITY NATL CORP                         1,000                                      1,000
           BANCWEST CORP NEW                      5,500                                      5,500
           COMMERCE BANCORP INC NJ                  800                                        800
           HUDSON UNITED BANCORP                  2,100                                      2,100
           STERLING BANCSHARES INC                                      19,000              19,000


BEVERAGES/SOFT DRINK (0.3%)
           WHITMAN CORP NEW                       3,700                                      3,700


BIOTECHNOLOGICAL RESEARCH & PRODUCTION (0.4%)
           EDWARDS LIFESCIENCES COR*              2,300                  2,800               5,100


BIOTECHNOLOGICAL RESEARCH & PRODUCTION (1.6%)
           IDEXX LABS INC*                        3,700                  4,400               8,100
           INVITROGEN CORP*                         400                    600               1,000


BUILDING MATERIALS (0.2%)
           VULCAN MATLS CO                          800                                        800


BUILDING: CEMENT (0.2%)
           SOUTHDOWN INC                            400                                        400


CASINOS & GAMBLING (0.2%)
           STATION CASINOS INC*                   2,200                                      2,200


CHEMICALS (0.3%)
           CYTEC INDS INC*                        1,300                                      1,300


COMPUTER SERVICES SOFTWARE & SYSTEM (1.6%)
           AMERICAN MGMT SYS INC*                                        2,900               2,900
           CACI INTL INC                                                10,100              10,100


COMPUTER SOFTWARE & SERVICE (0.8%)
           CERIDIAN CORP*                         3,100                                      3,100
           SYMANTEC CORP*                         1,500                                      1,500


CONSUMER ELECTRONICS (0.3%)
           ELECTRONIC ARTS INC                    1,000                                      1,000


CONSUMER PRODUCTS (0.5%)
           SNAP ON INC                                                   3,600               3,600


COSMETICS (1.0%)
           ALBERTO CULVER CO                      3,300                  2,900               6,200


DIVERSIFIED FINANCE (1.1%)
           HELLER FINANCIAL INC                   1,400                  4,800               6,200


DIVERSIFIED PRODUCTION (0.8%)
           PENTAIR INC                                                   4,400               4,400

DRUGS (1.2%)
           DURA PHARMACEUTICALS INC*              1,600                                      1,600
           PHARMACEUTICAL PROD DEV*               2,100                  2,800               4,900


DRUGS & PHARMACEUTICALS (1.8%)



                                                                  Market Value
                                            --------------------------------------------------------
                                                Nationwide        Principal Preservation
                                            Value Opportunities        Select Value        Pro Forma
                                                   Fund                  Portfolio         Combined
                                            -------------------   ----------------------   ---------
Common Stock (93.6%)
ADVERTISING AGENCIES (0.9%)
           R H DONNELLEY CORP*                    74,663                   81,450           156,113
                                                                                           --------
AEROSPACE (1.0%)
           ALLIANT TECHSYSTEMS INC*               89,938                                     89,938
           GOODRICH B F CO                        77,781                                     77,781
                                                                                           --------
                                                                                            167,719
                                                                                           --------
AIR TRANSPORT (0.8%)
           ATLAS AIR INC*                         58,000                   76,125           134,125
                                                                                           --------
APPLIANCES & HOUSEHOLD DURABLES (0.3%)
           YORK INTL CORP NEW                     43,500                                     43,500
                                                                                           --------
AUTO PARTS & EQUIPMENT (0.3%)
           VISTEON CORP                           53,063                                     53,063
                                                                                           --------
AUTO PARTS: AFTER MARKET (0.9%)
           SUPERIOR INDS INTL INC                 68,125                   85,156           153,281
                                                                                           --------
AUTO TRUCKS & PARTS (0.9%)
           OSHKOSH TRUCK CORP                     65,800                   90,475           156,275
                                                                                           --------
BANKS: OUTSIDE NEW YORK CITY (4.8%)
           CULLEN FROST BANKERS INC              136,581                  126,588           263,169
           CITY NATL CORP                         34,375                                     34,375
           BANCWEST CORP NEW                     112,406                                    112,406
           COMMERCE BANCORP INC NJ                48,450                                     48,450
           HUDSON UNITED BANCORP                  46,988                                     46,988
           STERLING BANCSHARES INC                                        326,563           326,563
                                                                                           --------
                                                                                            831,950
                                                                                           --------
BEVERAGES/SOFT DRINK (0.3%)
           WHITMAN CORP NEW                       48,100                                     48,100
                                                                                           --------
BIOTECHNOLOGICAL RESEARCH & PRODUCTION (0.4%)
           EDWARDS LIFESCIENCES COR*              30,906                   37,625            68,531
                                                                                           --------
BIOTECHNOLOGICAL RESEARCH & PRODUCTION (1.6%)
           IDEXX LABS INC*                        88,800                  105,600           194,400
           INVITROGEN CORP*                       30,425                   45,638            76,063
                                                                                           --------
                                                                                            270,463
                                                                                           --------
BUILDING MATERIALS (0.2%)
           VULCAN MATLS CO                        33,600                                     33,600
                                                                                           --------
BUILDING: CEMENT (0.2%)
           SOUTHDOWN INC                          28,350                                     28,350
                                                                                           --------
CASINOS & GAMBLING (0.2%)
           STATION CASINOS INC*                   35,475                                     35,475
                                                                                           --------
CHEMICALS (0.3%)
           CYTEC INDS INC*                        45,013                                     45,013
                                                                                           --------
COMPUTER SERVICES SOFTWARE & SYSTEM (1.6%)
           AMERICAN MGMT SYS INC*                                          62,713            62,713
           CACI INTL INC                                                  208,313           208,313
                                                                                           --------
                                                                                            271,025
                                                                                           --------
COMPUTER SOFTWARE & SERVICE (0.8%)
           CERIDIAN CORP*                         77,500                                     77,500
           SYMANTEC CORP*                         58,594                                     58,594
                                                                                           --------
                                                                                            136,094
                                                                                           --------
CONSUMER ELECTRONICS (0.3%)
           ELECTRONIC ARTS INC                    50,000                                     50,000
                                                                                           --------
CONSUMER PRODUCTS (0.5%)
           SNAP ON INC                                                     92,025            92,025
                                                                                           --------
COSMETICS (1.0%)
           ALBERTO CULVER CO                      91,575                   80,475           172,050
                                                                                           --------
DIVERSIFIED FINANCE (1.1%)
           HELLER FINANCIAL INC                   40,950                  140,400           181,350
                                                                                           --------
DIVERSIFIED PRODUCTION (0.8%)
           PENTAIR INC                                                    131,175           131,175
                                                                                           --------
DRUGS (1.2%)
           DURA PHARMACEUTICALS INC*              55,100                                     55,100
           PHARMACEUTICAL PROD DEV*               65,756                   87,675           153,431
                                                                                           --------
                                                                                            208,531
                                                                                           --------
DRUGS & PHARMACEUTICALS (1.8%)

                  See notes to pro forma financial statements.


                                                               Shares/Principal Amount
                                              ---------------------------------------------------------
                                                   Nationwide       Principal Preservation
                                              Value Opportunities        Select Value        Pro Forma
                                                     Fund                 Portfolio          Combined
                                              -------------------   ----------------------   ---------
Common Stock (93.6%)
           MEDICIS PHARMACEUTICAL C*                800                  1,500               2,300
           MYLAN LABS INC                         2,200                  2,700               4,900


EATING PLACES (0.6%)
           BRINKER INTL INC                       2,400                    400               2,800


ELECTRONIC-EQUIPMENT AND COMPONENTS (0.0%)
           AMETEK INC NEW                           100                                        100


ELECTRONICS / COMPUTERS (2.3%)
           APW LTD*                                                      8,600               8,600


ELECTRONICS: TECHNOLOGY (2.7%)
           LITTON INDS INC*                       1,400                                      1,400
           PRIMEX TECHNOLOGIES INC                                       8,300               8,300
           SCANSOURCE INC*                                               1,700               1,700
           SENSORMATIC ELECTRS CORP*              3,800                                      3,800


ELECTRONICS:SEMI-CONDUCTORS/COMPON (0.7%)
           ARROW ELECTRS INC*                                            3,800               3,800


ELECTRONIC-SEMICONDUCTOR (0.8%)
           ADVANCED MICRO DEVICES I*              1,700                                      1,700
           CIRRUS LOGIC CORP*                     1,500                                      1,500
           GENESIS MICROCHIP INC                  3,000                                      3,000


ENGINEERING & CONTRACTING SERVICES (0.3%)
           JACOBS ENGR GROUP INC DE*              1,400                                      1,400


FINANCIAL/MISCELLANEOUS (2.4%)
           RADIAN GROUP INC                       1,000                  4,700               5,700


FINANCE COMPANIES (1.6%)
           AMERICAN CAPITAL STRATEG               3,000                  9,500              12,500


FINANCE SMALL LOAN (0.5%)
           AMERICREDIT CORP*                      3,000                                      3,000


FINANCIAL DATA PROCESSING SERVICES (0.7%)
           NOVA CORP GA*                          1,300                                      1,300
           SUNGARD DATA SYS INC*                  1,900                                      1,900


FINANCIAL INFORMATION SERVICES (0.3%)
           MULTEX COM INC*                        1,500                  2,400               3,900
FINANCIAL/ MISCELLANEOUS (0.8%)
           METRIS COS INC                         2,300                  2,000               4,300


FOOD (1.6%)
           HORMEL FOODS CORP                      4,800                  5,400              10,200
           INTERSTATE BAKERIES CORP               2,100                                      2,100
           UNIVERSAL FOODS CORP                   3,300                                      3,300


GAS-DISTRIBUTION (0.7%)
           WGL HLDGS INC                          1,800                  2,700               4,500


HEALTH AND PERSONAL CARE (1.4%)
           APRIA HEALTHCARE GROUP I*              5,200                  6,400              11,600


HEALTH CARE FACILITIES (0.6%)
           HEALTH MGMT ASSOC INC NE*              5,200                                      5,200


HOME BUILDING (0.8%)
           CENTEX CORP*                           1,300                  1,500               2,800
           PULTE CORP                               800                                        800


HOTELS/ MOTELS (0.3%)
           HILTON HOTELS CORP                     5,000                                      5,000


HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
           SPRINGS INDS INC                       1,000                                      1,000


IDENTIFICATION CONTROL (1.5%)
           ARTESYN TECHNOLOGIES INC*                                     6,400               6,400


IDENTIFICATION CONTROL & FILTER DEVICES (2.0%)
           CUNO INC*                              1,000                                      1,000
           FLOWSERVE CORP                         4,700                                      4,700
           C&D TECHNOLOGIES INC                                          3,900               3,900


INSURANCE / LIFE  (0.4%)
           AMERUS GROUP CO                        2,700                                      2,700







                                                                   Market Value
                                             --------------------------------------------------------
                                                 Nationwide        Principal Preservation
                                             Value Opportunities        Select Value        Pro Forma
                                                    Fund                  Portfolio         Combined
                                             -------------------   ----------------------   ---------
Common Stock (93.6%)
           MEDICIS PHARMACEUTICAL C*                 58,900                  110,438           169,338
           MYLAN LABS INC                            61,600                   75,600           137,200
                                                                                             ---------
                                                                                               306,538
                                                                                             ---------
EATING PLACES (0.6%)
           BRINKER INTL INC                          94,200                   15,700           109,900
                                                                                             ---------

ELECTRONIC-EQUIPMENT AND COMPONENTS (0.0%)
           AMETEK INC NEW                             2,175                                      2,175
                                                                                             ---------

ELECTRONICS / COMPUTERS (2.3%)
           APW LTD*                                                          397,213           397,213
                                                                                             ---------

ELECTRONICS: TECHNOLOGY (2.7%)
           LITTON INDS INC*                          72,713                                     72,713
           PRIMEX TECHNOLOGIES INC                                           243,294           243,294
           SCANSOURCE INC*                                                    81,175            81,175
           SENSORMATIC ELECTRS CORP*                 68,400                                     68,400
                                                                                             ---------
                                                                                               465,581
                                                                                             ---------
ELECTRONICS:SEMI-CONDUCTORS/COMPON (0.7%)
           ARROW ELECTRS INC*                                                121,600           121,600
                                                                                             ---------

ELECTRONIC-SEMICONDUCTOR (0.8%)
           ADVANCED MICRO DEVICES I*                 38,463                                     38,463
           CIRRUS LOGIC CORP*                        64,688                                     64,688
           GENESIS MICROCHIP INC                     42,750                                     42,750
                                                                                             ---------
                                                                                               145,900
                                                                                             ---------
ENGINEERING & CONTRACTING SERVICES (0.3%)
           JACOBS ENGR GROUP INC DE*                 57,925                                     57,925
                                                                                             ---------

FINANCIAL/MISCELLANEOUS (2.4%)
           RADIAN GROUP INC                          70,875                  333,113           403,988
                                                                                             ---------
FINANCE COMPANIES (1.6%)
           AMERICAN CAPITAL STRATEG                  66,188                  209,594           275,781
                                                                                             ---------
FINANCE SMALL LOAN (0.5%)
           AMERICREDIT CORP*                         80,625                                     80,625
                                                                                             ---------

FINANCIAL DATA PROCESSING SERVICES (0.7%)
           NOVA CORP GA*                             20,394                                     20,394
           SUNGARD DATA SYS INC*                     97,138                                     97,138
                                                                                             ---------
                                                                                               117,531
                                                                                             ---------
FINANCIAL INFORMATION SERVICES (0.3%)
           MULTEX COM INC*                           19,406                   31,050            50,456
FINANCIAL/ MISCELLANEOUS (0.8%)
                                                                                             ---------
           METRIS COS INC                            74,463                   64,750           139,213
                                                                                             ---------
FOOD (1.6%)
           HORMEL FOODS CORP                         80,700                   90,788           171,488
           INTERSTATE BAKERIES CORP                  29,400                                     29,400
           UNIVERSAL FOODS CORP                      65,175                                     65,175
                                                                                             ---------
                                                                                               266,063
                                                                                             ---------
GAS-DISTRIBUTION (0.7%)
           WGL HLDGS INC                             45,900                   68,850           114,750
                                                                                             ---------

HEALTH AND PERSONAL CARE (1.4%)
           APRIA HEALTHCARE GROUP I*                104,000                  128,000           232,000
                                                                                             ---------
HEALTH CARE FACILITIES (0.6%)
           HEALTH MGMT ASSOC INC NE*                103,025                                    103,025
                                                                                             ---------

HOME BUILDING (0.8%)
           CENTEX CORP*                              48,100                   55,500           103,600
           PULTE CORP                                26,650                                     26,650
                                                                                             ---------

                                                                                               130,250
                                                                                             ---------
HOTELS/ MOTELS (0.3%)
           HILTON HOTELS CORP                        47,500                                     47,500
                                                                                             ---------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
           SPRINGS INDS INC                          23,563                                     23,563
                                                                                             ---------
IDENTIFICATION CONTROL (1.5%)
           ARTESYN TECHNOLOGIES INC*                                         260,000           260,000
                                                                                             ---------
IDENTIFICATION CONTROL & FILTER DEVICES (2.0%)
           CUNO INC*                                 25,375                                     25,375
           FLOWSERVE CORP                            94,588                                     94,588
           C&D TECHNOLOGIES INC                                              230,588           230,588
                                                                                             ---------
                                                                                               350,550
                                                                                             ---------
INSURANCE / LIFE  (0.4%)
           AMERUS GROUP CO                           71,213                                     71,213
                                                                                             ---------



                  See notes to pro forma financial statements.


                                                               Shares/Principal Amount
                                              ---------------------------------------------------------
                                                   Nationwide       Principal Preservation
                                              Value Opportunities        Select Value        Pro Forma
                                                     Fund                 Portfolio          Combined
                                              -------------------   ----------------------   ---------
Common Stock (93.6%)

INSURANCE PROPERTY-CASUALTY (0.5%)
           EVEREST RE GROUP LTD                   1,500                                      1,500


INSURANCE: MULTI-LINE (2.8%)
           GALLAGHER ARTHUR J & CO                                       2,600               2,600
           CNA SURETY CORP                                               4,300               4,300
           OLD REP INTL CORP                      2,500                                      2,500
           STANCORP FINL GROUP INC                2,200                  2,700               4,900


INVESTMENT MANAGEMENT COMPANIES (2.5%)
           AFFILIATED MANAGERS GROU*              1,200                                      1,200
           GABELLI ASSET MGMT INC*                                       9,800               9,800


MACHINERY: CONSTRUCTION & HANDLING (1.3%)
           STEWART & STEVENSON SVCS               4,000                  5,600               9,600


MACHINERY: OIL WELL EQUIP & SERV (0.8%)
           NABORS INDS INC                        1,600                                      1,600
           NATIONAL-OILWELL INC*                  2,200                                      2,200


MACHINERY:INDUSTRIAL/SPECIALTY (0.2%)
           ACTUANT CORP                                                  8,600               8,600


MANUFACTURING/ DIVERSIFIED (2.3%)
           ENGELHARD CORP                         5,500                  4,800              10,300
           OLIN CORP                              4,500                  6,100              10,600


MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (4.7%)
           OWENS & MINOR INC NEW                  4,900                  6,200              11,100
           POLYMEDICA CORP*                         900                  1,200               2,100
           DENTSPLY INTL INC NEW                                         7,500               7,500
           COOPER COS INC                         1,500                  5,500               7,000


METAL FABRICATION (0.3%)
           MAVERICK TUBE CORP*                    3,000                                      3,000


MULTI-SECTOR COMPANIES (0.3%)
           ITT INDS INC IND                       1,800                                      1,800


NETWORKING PRODUCTS (0.3%)
           ACCORD NETWORKS LTD                    6,500                                      6,500



OFFSHORE DRILLING (0.2%)
           SANTA FE INTL CORP                       800                                        800


OIL & GAS (1.9%)
           NEWFIELD EXPL CO*                      1,400                  7,100               8,500


OIL: CRUDE PRODUCERS (0.3%)
           NOBLE AFFILIATES INC                   1,500                                      1,500


OIL-FIELD SERVICES (0.5%)
           KEY ENERGY SVCS INC*                   5,300                  4,800              10,100



PAPER (0.3%)
           BOWATER INC                            1,000                                      1,000


PRODUCTION TECHNOLOGY EQUIPMENT (0.2%)
           LAM RESEARCH CORP                      2,000                                      2,000


PUBLISHING:MISCELLANEOUS (0.4%)
           DONNELLEY R R & SONS CO                3,100                                      3,100


REAL ESTATE INVESTMENT TRUST (4.9%)
           JONES LANG LASALLE INC*                4,100                  5,000               9,100
           MACK CALI RLTY CORP                    3,100                  3,400               6,500
           CAMDEN PPTY TR*                        1,400                  2,500               3,900
           HOST MARRIOTT CORP NEW                 6,600                                      6,600
           LIBERTY PPTY TR                        2,100                                      2,100
           PACIFIC GULF PPTYS INC                 3,200                                      3,200
           PRENTISS PPTYS TR                      3,400                  4,600               8,000
           SIMON PPTY GROUP INC NEW               1,400                                      1,400


RENTAL & LEASING SERVICES: COMMERCIAL (1.1%)
           UNITED RENTALS INC*                    4,300                  4,600               8,900





                                                                   Market Value
                                             --------------------------------------------------------
                                                 Nationwide        Principal Preservation
                                             Value Opportunities        Select Value        Pro Forma
                                                    Fund                  Portfolio         Combined
                                             -------------------   ----------------------   ---------
INSURANCE PROPERTY-CASUALTY (0.5%)
           EVEREST RE GROUP LTD                   87,938                                     87,938
                                                                                           ---------

INSURANCE: MULTI-LINE (2.8%)
           GALLAGHER ARTHUR J & CO                                        164,125           164,125
           CNA SURETY CORP                                                 49,988            49,988
           OLD REP INTL CORP                      65,000                                     65,000
           STANCORP FINL GROUP INC                89,650                  110,025           199,675
                                                                                           ---------
                                                                                            478,788
                                                                                           ---------
INVESTMENT MANAGEMENT COMPANIES (2.5%)
           AFFILIATED MANAGERS GROU*              72,150                                     72,150
           GABELLI ASSET MGMT INC*                                        352,800           352,800
                                                                                           ---------
                                                                                            424,950
                                                                                           ---------
MACHINERY: CONSTRUCTION & HANDLING (1.3%)
           STEWART & STEVENSON SVCS               96,000                  134,400           230,400
                                                                                           ---------

MACHINERY: OIL WELL EQUIP & SERV (0.8%)
           NABORS INDS INC                        81,440                                     81,440
           NATIONAL-OILWELL INC*                  64,350                                     64,350
                                                                                           ---------
                                                                                            145,790
                                                                                           ---------
MACHINERY:INDUSTRIAL/SPECIALTY (0.2%)
           ACTUANT CORP                                                    31,175            31,175
                                                                                           ---------

MANUFACTURING/ DIVERSIFIED (2.3%)
           ENGELHARD CORP                        114,813                  100,200           215,013
           OLIN CORP                              79,875                  108,275           188,150
                                                                                           ---------
                                                                                            403,163
                                                                                           ---------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (4.7%)
           OWENS & MINOR INC NEW                  74,113                   93,775           167,888
           POLYMEDICA CORP*                       51,750                   69,000           120,750
           DENTSPLY INTL INC NEW                                          260,156           260,156
           COOPER COS INC                         53,625                  196,625           250,250
                                                                                           ---------
                                                                                            799,044
                                                                                           ---------
METAL FABRICATION (0.3%)
           MAVERICK TUBE CORP*                    46,688                                     46,688
                                                                                           ---------

MULTI-SECTOR COMPANIES (0.3%)
           ITT INDS INC IND                       58,613                                     58,613
                                                                                           ---------

NETWORKING PRODUCTS (0.3%)
           ACCORD NETWORKS LTD                    56,063                                     56,063
                                                                                           ---------

OFFSHORE DRILLING (0.2%)
           SANTA FE INTL CORP                     29,200                                     29,200
                                                                                           ---------

OIL & GAS (1.9%)
           NEWFIELD EXPL CO*                      52,850                  268,025           320,875
                                                                                           ---------

OIL: CRUDE PRODUCERS (0.3%)
           NOBLE AFFILIATES INC                   55,031                                     55,031
                                                                                           ---------

OIL-FIELD SERVICES (0.5%)
           KEY ENERGY SVCS INC*                   47,700                   43,200            90,900
                                                                                           ---------

PAPER (0.3%)
           BOWATER INC                            54,125                                     54,125
                                                                                           ---------

PRODUCTION TECHNOLOGY EQUIPMENT (0.2%)
           LAM RESEARCH CORP                      38,750                                     38,750
                                                                                           ---------

PUBLISHING:MISCELLANEOUS (0.4%)
           DONNELLEY R R & SONS CO                66,650                                     66,650
                                                                                           ---------

REAL ESTATE INVESTMENT TRUST (4.9%)
           JONES LANG LASALLE INC*                52,275                   63,750           116,025
           MACK CALI RLTY CORP                    84,088                   92,225           176,313
           CAMDEN PPTY TR*                        40,075                   71,563           111,638
           HOST MARRIOTT CORP NEW                 70,125                                     70,125
           LIBERTY PPTY TR                        55,519                                     55,519
           PACIFIC GULF PPTYS INC                 85,000                                     85,000
           PRENTISS PPTYS TR                      86,275                  116,725           203,000
           SIMON PPTY GROUP INC NEW               31,238                                     31,238
                                                                                           ---------
                                                                                            848,856
                                                                                           ---------
RENTAL & LEASING SERVICES: COMMERCIAL (1.1%)
           UNITED RENTALS INC*                    92,450                   98,900           191,350
                                                                                           ---------



                  See notes to pro forma financial statements.



                                                             Shares/Principal Amount
                                            ---------------------------------------------------------
                                                 Nationwide       Principal Preservation
                                            Value Opportunities        Select Value        Pro Forma
                                                   Fund                 Portfolio          Combined
                                            -------------------   ----------------------   ---------
Common Stock (93.6%)
RESTAURANTS (1.8%)
           RUBY TUESDAY INC                                             13,600              13,600
           IHOP CORP*                                                    6,300               6,300





RETAIL (5.8%)
           CHARMING SHOPPES INC*                  4,900                                      4,900
           FAMILY DLR STORES INC                  4,200                                      4,200
           FOOTSTAR INC*                          2,400                  2,400               4,800
           GADZOOKS INC*                                                14,000              14,000
           HARCOURT GEN INC                         400                                        400
           WHITEHALL JEWELLERS INC*                                      8,650               8,650
           MSC INDL DIRECT INC*                                         11,000              11,000
           VENATOR GROUP INC*                     7,700                  6,600              14,300





SAVING & LOAN (2.1%)
           DIME BANCORP INC NEW                   2,200                  3,000               5,200
           FIRSTFED FINL CORP*                                           3,100               3,100
           GREENPOINT FINL CORP                   2,500                                      2,500
           GOLDEN ST BANCORP INC*                 2,900                                      2,900





SECURITIES BROKERAGE & SERVICES (0.6%)
           LEGG MASON INC                         1,400                                      1,400
           KNIGHT TRADING GROUP INC*              1,100                                      1,100





SHOES (0.5%)
           REEBOK INTL LTD                        4,200                                      4,200



STEEL (1.5%)
           CARPENTER TECHNOLOGY COR               2,500                  2,600               5,100
           HARSCO CORP                            1,800                  3,400               5,200





TELECOMMUNICATIONS EQUIPMENT (1.9%)
           BELDEN INC                                                   12,500              12,500



TEXTILES/APPAREL MANUFACTURING (2.0%)
           GILDAN ACTIVEWEAR INC*                                        7,300               7,300
           RUSSELL CORP                           2,600                                      2,600
           V F CORP                               2,000                                      2,000





TRANSPORTATION (2.1%)
           KIRBY CORP*                            2,000                                      2,000
           TIDEWATER INC                          1,900                  5,100               7,000





UTILITIES - ELECTRIC (2.2%)
           SCANA CORP NEW                         3,500                                      3,500
           WISCONSIN ENERGY CORP                  5,600                                      5,600
           IDACORP INC                            1,600                  2,000               3,600





UTILITIES: GAS DISTRIBUTORS (1.3%)
           NEW JERSEY RES*                        1,400                  2,200               3,600
           QUESTAR CORP                           3,000                                      3,000





UTILITIES: TELECOMMUNICATION (0.1%)
           INTERMEDIA COMMUNICATION*                900                                        900





                                                                   Market Value
                                             --------------------------------------------------------
                                                 Nationwide        Principal Preservation
                                             Value Opportunities        Select Value        Pro Forma
                                                    Fund                  Portfolio         Combined
                                             -------------------   ----------------------   ---------
Common Stock (93.6%)
RESTAURANTS (1.8%)
           RUBY TUESDAY INC                                                 184,450           184,450
           IHOP CORP*                                                       133,088           133,088
                                                                                             ---------
                                                                                              317,538
                                                                                             ---------
RETAIL (5.8%)
           CHARMING SHOPPES INC*                    30,013                                     30,013
           FAMILY DLR STORES INC                    81,638                                     81,638
           FOOTSTAR INC*                            86,100                   86,100           172,200
           GADZOOKS INC*                                                    254,625           254,625
           HARCOURT GEN INC                         22,420                                     22,420
           WHITEHALL JEWELLERS INC*                                          69,200            69,200
           MSC INDL DIRECT INC*                                             163,625           163,625
           VENATOR GROUP INC*                      108,763                   93,225           201,988
                                                                                             ---------
                                                                                              995,708
                                                                                             ---------
SAVING & LOAN (2.1%)
           DIME BANCORP INC NEW                     53,763                   73,313           127,075
           FIRSTFED FINL CORP*                                               79,050            79,050
           GREENPOINT FINL CORP                     74,375                                     74,375
           GOLDEN ST BANCORP INC*                   75,763                                     75,763
                                                                                             ---------
                                                                                              356,263
                                                                                             ---------
SECURITIES BROKERAGE & SERVICES (0.6%)
           LEGG MASON INC                           72,713                                     72,713
           KNIGHT TRADING GROUP INC*                32,931                                     32,931
                                                                                             ---------
                                                                                              105,644
                                                                                             ---------
SHOES (0.5%)
           REEBOK INTL LTD                          90,563                                     90,563
                                                                                             ---------

STEEL (1.5%)
           CARPENTER TECHNOLOGY COR                 77,500                   80,600           158,100
           HARSCO CORP                              36,338                   68,638           104,975
                                                                                             ---------
                                                                                              263,075
                                                                                             ---------
TELECOMMUNICATIONS EQUIPMENT (1.9%)
           BELDEN INC                                                       324,219           324,219
                                                                                             ---------

TEXTILES/APPAREL MANUFACTURING (2.0%)
           GILDAN ACTIVEWEAR INC*                                           253,675           253,675
           RUSSELL CORP                             41,600                                     41,600
           V F CORP                                 54,625                                     54,625
                                                                                             ---------
                                                                                              349,900
                                                                                             ---------
TRANSPORTATION (2.1%)
           KIRBY CORP*                              36,875                                     36,875
           TIDEWATER INC                            87,756                  235,556           323,313
                                                                                             ---------
                                                                                              360,188
                                                                                             ---------
UTILITIES - ELECTRIC (2.2%)
           SCANA CORP NEW                           92,750                                     92,750
           WISCONSIN ENERGY CORP                   105,350                                    105,350
           IDACORP INC                              78,900                   98,625           177,525
                                                                                             ---------
                                                                                              375,625
                                                                                             ---------
UTILITIES: GAS DISTRIBUTORS (1.3%)
           NEW JERSEY RES*                          55,913                   87,863           143,775
           QUESTAR CORP                             81,188                                     81,188
                                                                                             ---------
                                                                                              224,963
                                                                                             ---------
UTILITIES: TELECOMMUNICATION (0.1%)
           INTERMEDIA COMMUNICATION*                19,913                                     19,913
                                                                                             ---------

                  See notes to pro forma financial statements.

                       NATIONWIDE VALUE OPPORTUNITIES FUND

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)




1.       BASIS OF COMBINATION:


         The unaudited Pro Forma Combined Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments reflect the accounts of the Nationwide Value Opportunities Fund and the Principal Preservation Select Value Portfolio as if the proposed reorganization occurred as of and for the fiscal year ended October 31, 2000. These statements have been derived from books and records utilized in calculating daily net asset value at October 31, 2000.


         The Agreement and Plan of Reorganization provides that at the time the reorganization becomes effective, substantially all of the assets of the Select Value Portfolio net of its liabilities will be transferred to and acquired by the Value Opportunities Fund. Shares of the Value Opportunities Fund received by the Select Value Portfolio in the transaction would then be distributed pro rata to shareholders of the Select Value Portfolio, and the Select Value Portfolio would be dissolved and discontinued as a separate mutual fund portfolio of Principal Preservation Portfolios, Inc. The pro forma statements give effect to the proposed transfer described above.


         Under the purchase method of accounting for business combinations under generally accepted accounting principles, the basis on the part of the Value Opportunities Fund, of the assets of the Select Value Portfolio will be the fair market value of such assets on the closing date of the transaction. It is anticipated that Value Opportunities Fund will recognize no gain or loss for federal tax purposes on its issuance of shares in the reorganization, and the basis to the Value Opportunities Fund of the assets of the Select Value Portfolio received pursuant to the reorganization will equal the fair market value of the consideration furnished, and costs incurred (if any), by the Value Opportunities Fund in the reorganization. For accounting purposes, the Value Opportunities Fund is the surviving Fund of this reorganization. The pro forma statements reflect the combined results of operations of the Select Value Portfolio and the Value Opportunities Fund. However, should such reorganization be effected, the statements of operations of the Value Opportunities Fund will not be restated for precombination period results.


         The Pro Forma Combined Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments should be read in conjunction with the historical financial statements of the Value Opportunities Fund and the Select Value Portfolio incorporated by reference in the Statement of Additional Information.

                       NATIONWIDE VALUE OPPORTUNITIES FUND

                                   (UNAUDITED)


         The Select Value Portfolio and the Value Opportunities Fund are separate portfolios, respectively, of the Principal Preservation Portfolios, Inc. and Nationwide Mutual Funds, which are registered as open-end management investment companies under the Investment Company Act of 1940.



         Service Providers:

         Villanova Mutual Fund Capital Trust (the "Adviser") will serve as the combined Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Villanova Capital Inc. ("Villanova"), which in turn is an indirect subsidiary of Nationwide Corporation. NorthPointe Capital, LLC ("NorthPointe") will serve as sub-adviser to the combined Fund. NorthPointe is a majority owned subsidiary of Villanova. Nationwide Advisory Services ("NAS") serves as the distributor of the Value Opportunity Fund, Villanova SA Capital Trust ("VSA") is its administrator, and Nationwide Investors Services, Inc ("NISI") is its transfer and dividend disbursing agent. NAS, VSA and NISI are all subsidiaries of Villanova.



         Select Value Portfolio:


         The Select Value Portfolio issues two classes of shares, Class A shares and Class B shares, which have identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge.



         Under the terms of an interim investment advisory agreement dated September 29, 2000, between the Select Value Portfolio and NorthPointe, NorthPointe is entitled to receive a fee based on the average daily net assets of the portfolio at the rate of .75% of the first $250,000,000 of the portfolio's average daily net assets, and .65% on the average net assets exceeding $250,000,000. Such fees are accrued daily and paid monthly. For the period from November 1, 1999 to September 29, 2000, B.C. Ziegler and Company ("BZC") was the investment advisor to the Select Value Portfolio. Fees payable to BZC were calculated at a rate identical to the rate used in determining fees payable to NorthPointe. For the year ended October 31, 2000 total investment advisory fees incurred by the Select Value Portfolio were $73,598, all of which were waived.

                       NATIONWIDE VALUE OPPORTUNITIES FUND

                                   (UNAUDITED)


         Value Opportunities Fund:


         The Value Opportunities Fund issues three classes of shares, Class A shares, Class B shares and Institutional Service Class shares which have identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge. Institutional Service Class shares are offered without a sales charge.



         Under the terms of the investment advisory agreement between the Value Opportunities Fund and the Adviser, the Adviser is entitled to receive a fee based on the average daily net assets of the fund at the following rates:


ASSETS                                                           FEE
------                                                           ---
Up to $250 million                                              .70%
$250 million - $1 billion                                       .675%
$1 billion - $2 billion                                         .65%
$2 billion - $5 billion                                         .625%
$5 billion +                                                    .60%


NorthPointe serves as the sub-investment adviser to the Value Opportunities Fund and receives fees from the Adviser. For the period ended October 31, 2000 total advisory fees incurred the Value Opportunities Fund were $20,249, all of which were waived.


         Pro Forma Adjustments and Pro Forma Combined Columns:

         The pro forma adjustments and pro forma combined columns of the statements of operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Select Value Portfolio was included in the Value Opportunities Fund for the period from December 29, 1999, to October 31, 2000. Investment Advisory, Administration and 12b-1 fees in the pro forma combined column are calculated at the rates in effect for the Value Opportunities Fund based upon the combined net assets of the Select Value Portfolio and the Value Opportunities Fund.


         The pro forma Statements of Assets and Liabilities and Schedules of Portfolio Investments give effect to the proposed transfer of such assets as if the reorganization had occurred at October 31, 2000.

                       NATIONWIDE VALUE OPPORTUNITIES FUND

                                   (UNAUDITED)


2.       PORTFOLIO VALUATION, SECURITIES TRANSACTIONS AND RELATED INCOME:



         Securities are valued at market value. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.



         Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-divided date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

                             NATIONWIDE MUTUAL FUNDS
                       NATIONWIDE VALUE OPPORTUNITIES FUND


Part C.  Other Information

Item 15.          Indemnification

         Section 1713.13 of the Ohio Revised Code provides that no liability to third persons for any act, omission or obligation shall attach to the trustees, officers, employees or agents of a business trust organized under Ohio statutes. Reference is made to Article V, Section 5.2 of the Registrant's Declaration of Trust filed as Exhibit No. 2 to its Registration Statement on Form N-1A, as amended (Reg. No. 333-40455 and File No. 811-08495), with respect to the indemnification of Registrant's Trustees and officers, which is incorporated herein by reference. The Trustees are also covered by an errors and omissions policy provided by the Trust covering actions taken by the Trustees in their capacity as Trustees.

Item 16.          Exhibits

         See Exhibit Index following the Signature Page of this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 17.          Undertakings

         (1)      Not applicable.

         (2)      Not applicable.

         Registrant undertakes that it will file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES



         As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Columbus, and State of Ohio, on the 10th day of January, 2001.


                                           NATIONWIDE MUTUAL FUNDS


                                           By: /s/ GERALD HOLLAND
                                                  ------------------------------
                                                   Gerald Holland, Treasurer


         As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed on this 10th day of January, 2001 by the following persons in the capacities indicated.




                           SIGNATURE                                      TITLE
                           ---------                                      -----


 /s/ JOSEPH J. GASPER*                                Trustee and Chairman (Principal Executive Officer)
-----------------------------------------------
Joseph J. Gasper

 /s/ GERALD HOLLAND                                   Treasurer (Principal Financial and Accounting Officer)
-----------------------------------------------
Gerald Holland

 /s/ CHARLES E. ALLEN*                                Trustee
-----------------------------------------------
Charles E. Allen

 /s/ PAULA M. J. CHOLMONDELEY*                        Trustee
-----------------------------------------------
Paula M. J. Cholmondeley

 /s/ C. BRENT DEVORE*                                 Trustee
-----------------------------------------------
C. Brent Devore

 /s/ ROBERT M. DUNCAN*                                Trustee
-----------------------------------------------
Robert M. Duncan

 /s/ BARBARA HENNIGAR*                                Trustee
-----------------------------------------------
Barbara Hennigar

 /s/ PAUL J. HONDROS*                                 Trustee
-----------------------------------------------
Paul J. Hondros

 /s/ THOMAS J. KERR, IV*                              Trustee
-----------------------------------------------
Thomas J. Kerr, IV

 /s/ DOUGLAS F. KRIDLER*                              Trustee
-----------------------------------------------
Douglas F. Kridler




                           SIGNATURE                                                     TITLE
                           ---------                                                     -----

 /s/ ARDEN L. SHISLER*                                           Trustee
------------------------------------------------------
Arden L. Shisler

 /s/ DAVID C. WETMORE*                                           Trustee
------------------------------------------------------
David C. Wetmore


By: /s/ KEVIN S. CROSSETT
   ---------------------------------------------------
         Kevin S. Crossett, Attorney-in-Fact



                             NATIONWIDE MUTUAL FUNDS

                                EXHIBIT TO INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM N-14



EXHIBIT
NUMBER                                                         DESCRIPTION
-------                                                        -----------



(1)              Amended Declaration of Trust*
(2)              Amended By-Laws*
(3)              None
(4)              Agreement and Plan of Reorganization (included as Appendix A to the Proxy Statement/Prospectus, which is part of the Registration Statement on Form N-14)
(5)              None
(6)(a)           Investment Advisory Agreement with Villanova Mutual Fund Capital Trust*
(6)(b)           Investment Sub-Advisory Agreement with NorthPointe Capital, LLC*
(7)(a)           Distribution Agreement between Nationwide Mutual Funds and Nationwide Advisory Services,
                 Inc.*
(7)(b)           Form of Selected Dealer Agreements*
(7)(c)           Form of Selling Agreement for Banks*
(8)              None
(9)              Custody Agreement*
(10)(a)          Amended Distribution Plan*
(10)(b)          Rule 12b-1 Agreement*
(10)(c)          Underwriting Agreement*
(10)(d)          Amended Rule 18f-3 Plan*
(11)             Opinion of Counsel regarding the legality of securities being registered
(12)             Form of Opinion of Counsel regarding certain tax matters and consequences to shareholders**
(13)(a)          Transfer Agent/Dividend Disbursing Agent Agreement*
(13)(b)          Fund Administration Agreement*
(13)(c)          Administrative Services Plan and Services Agreement*
(14)(a)          Consent of Independent Accountants (KPMG LLP)
(14)(b)          Consent of Independent Accountants (Arthur Andersen LLP)
(14)(c)          Consent of Counsel (included within in Exhibits 11 and 12, respectively)
(15)             None
(16)             Power of Attorney dated as of July 26, 2000***


-----------------

* Previously filed as part of the Registrant's Registration Statement on Form N-1A (Reg. No. 333-40455 and 1940 Act File No. 811-08495), or an
      amendment thereto, and incorporated herein by reference.

** Final opinion to be filed by post-effective amendment to this Registration Statement on Form N-14.

*** Previously filed as part of this Registration Statement on Form N-14 (Reg. No. 333-51924), or an amendment thereto, and incorporated herein by reference.